     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 29, 1999


                                                       REGISTRATION NOS. 33-4410
                                                                        811-4629
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER
   THE SECURITIES ACT OF 1933                                [X]
   Post-Effective Amendment No. 46                           [X]
                              and
REGISTRATION STATEMENT UNDER
   THE INVESTMENT COMPANY ACT OF 1940                        [X]
   Amendment No. 47                                          [X]


                                VAN KAMPEN TRUST
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

      1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555
              (Address of Principal Executive Offices) (Zip Code)

                                 (630) 684-6000
               Registrant's Telephone Number, Including Area Code

                              A. THOMAS SMITH III
                           Executive Vice President,
                         General Counsel and Secretary
                          Van Kampen Investments Inc.
                                1 Parkview Plaza
                                  PO Box 5555
                     Oakbrook Terrace, Illinois 60181-5555
                    (Name and Address of Agent for Service)
                            ------------------------

                                   Copies to:

                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                Skadden, Arps, Slate, Meagher & Flom (Illinois)
                              333 W. Wacker Drive
                            Chicago, Illinois 60606
                                 (312) 407-0700
                            ------------------------

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

      It is proposed that this filing will become effective:

        [X] immediately upon filing pursuant to paragraph (b)

        [ ] on (date) pursuant to paragraph (b)
        [ ] 60 days after filing pursuant to paragraph (a)(1)

        [ ] on (date) pursuant to paragraph (a)(1)

        [ ] 75 days after filing pursuant to paragraph (a)(2)
        [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 Title of Securities Being Registered: Shares of Beneficial Interest, par value
                                $0.01 per share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


     This Post-Effective Amendment No. 46 to the Registrant's Registration Statement contains three Prospectuses and three Statements of Additional Information describing three series of the Registrant (the "Applicable Series"). The Registration Statement is organized as follows:


     Facing Page


     Prospectuses relating to the Applicable Series in the following order:


        Van Kampen High Yield Fund
        Van Kampen Short-Term Global Income Fund
        Van Kampen Strategic Income Fund


     Statements of Additional Information relating to the Applicable Series in the following order:


        Van Kampen High Yield Fund
        Van Kampen Short-Term Global Income Fund
        Van Kampen Strategic Income Fund

     Part C Information


     Exhibits



     The prospectus and statement of additional information the Van Kampen Managed Short Term Income Fund of the Registrant is incorporated herein by reference to Post-Effective No. 45 under the Securities Act of 1933, as amended, which was filed with the Commission on July 21, 1999. This amendment is not intended to amend the form of prospectus and statement of information incorporated herein.

                                   VAN KAMPEN
                               HIGH  YIELD  FUND

Van Kampen High Yield Fund is a mutual fund with a primary investment objective to seek to provide a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund's management seeks to achieve the investment objectives primarily through investment in a diversified portfolio of medium- and lower-grade domestic corporate debt securities.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                    This prospectus is dated  JULY 29, 1999.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Fees and Expenses of the Fund.....................   6
Investment Objectives, Policies and Risks.........   7
Investment Advisory Services......................  13
Purchase of Shares................................  14
Redemption of Shares..............................  20
Distributions from the Fund.......................  22
Shareholder Services..............................  22
Federal Income Taxation...........................  24
Financial Highlights..............................  26
Appendix -- Description of Securities Ratings..... A-1



No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                             INVESTMENT OBJECTIVES


The Fund is a mutual fund with a primary investment objective to seek to provide a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's management seeks to achieve the investment objectives by investing primarily in a diversified portfolio of medium- and lower-grade domestic corporate debt securities. The Fund also may invest up to 35% of its total assets in debt securities of similar quality issued by foreign governments or foreign corporations. The Fund invests in a broad range of debt securities represented by various companies and industries and traded on various markets. The Fund buys and sells securities with a view to seeking a high level of current income and capital appreciation over the long-term. Lower-grade securities are commonly referred to as "junk bonds" (see sidebar for an explanation of quality ratings). The Fund's investments in medium- and lower-grade securities involve greater risks as compared to higher-grade securities. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may purchase or sell certain derivative instruments (such as options, futures and options on futures, and interest rate swaps or other interest rate-related transactions) for various risk management and hedging purposes.


                                INVESTMENT RISKS


An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because the Fund invests primarily in securities with medium- and lower-credit quality, it is subject to a higher level of credit risk than a fund that buys only investment-grade securities. The credit quality of "noninvestment-grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenditures to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent that the Fund invests securities with longer maturities, the Fund will be subject to greater market risk than a fund investing solely in shorter-term securities. Lower-grade securities, especially those with longer maturities or those that do not make regular interest payments, may have more price volatility and may decline more in response to negative issuer or general economic news than higher-grade securities.



Market risk is often greater among certain types of debt securities, such as zero-coupon bonds or pay-in-kind securities. As interest rates change, these securities often fluctuate more in price than traditional debt securities and therefore may subject the Fund to greater market risk than a fund that does not own these types of securities.


When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuation.

                               UNDERSTANDING
                              QUALITY RATINGS


Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Securities with ratings above the line are considered "investment-grade," while those with ratings below the line are regarded as "noninvestment-grade," or "junk bonds." A detailed explanation of these ratings can be found in the appendix to this prospectus.



         S&P       Moody's    Meaning
------------------------------------------------------
         AAA       Aaa        Highest quality
 ......................................................
          AA       Aa         High quality
 ......................................................
           A       A          Above-average quality
 ......................................................
         BBB       Baa        Average quality
------------------------------------------------------
          BB       Ba         Below-average quality
 ......................................................
           B       B          Marginal quality
 ......................................................
         CCC       Caa        Poor quality
 ......................................................
          CC       Ca         Highly speculative
 ......................................................
           C       C          Lowest quality
 ......................................................
           D       --         In default
 ......................................................


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would be reinvested by the Fund in securities with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.



RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options futures and options on futures, interest rate swaps and other interest-rate related transactions are examples of derivatives. Derivative investments involve risks different from direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.


MANAGER RISK. As with any managed fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE


In light of its objectives and investment strategies, the Fund may be appropriate for investors who:



- Seek a high level of current income and, secondarily, capital appreciation.


- Are willing to take on the substantially increased risks of medium- and lower-grade securities in exchange for potentially higher income.


- Wish to add to their personal investment portfolio a fund that invests primarily in medium- and lower-grade domestic corporate debt securities.


Investors should carefully consider the additional risks associated with investments in medium- and lower-grade securities. An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past ten calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

                                                                             ANNUAL RETURN
                                                                             -------------
'1989'                                                                           -8.55
'1990'                                                                          -11.59
'1991'                                                                           35.13
'1992'                                                                           17.01
'1993'                                                                           17.73
'1994'                                                                           -3.34
'1995'                                                                           17.52
'1996'                                                                           12.48
'1997'                                                                           10.97
'1998'                                                                           -1.45

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return was 15.17% (for the quarter ended March 31, 1991) and the lowest quarterly return was -8.36% (for the quarter ended September 30, 1993).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Credit Suisse First Boston High Yield Index, a broad-based market index that the Fund's management believes is an applicable benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns                        Past 10
         for the                          Years or
      Periods Ended     Past     Past       Since
    December 31, 1998  1 Year   5 Years   Inception
-------------------------------------------------------
    Van Kampen High
    Yield Fund--
    Class A Shares     -1.45%    6.92%      7.72%
    Credit Suisse
    First Boston High
    Yield Index        0.58%     8.16%     10.74%
 .......................................................
    Van Kampen High
    Yield Fund--
    Class B Shares     -2.30%    6.08%      6.85%(1)
    Credit Suisse
    First Boston High
    Yield Index        0.58%     8.16%      9.08%(2)
 .......................................................
    Van Kampen High
    Yield Fund--
    Class C Shares     -2.19%    6.06%      6.39%(3)
    Credit Suisse
    First Boston High
    Yield Index        0.58%     8.16%      8.65%(4)
 .......................................................



Inception dates: (1) 5/17/93, (2) 5/1/93, (3) 8/13/93, (4) 8/1/93.



The current yield for the thirty-day period ended March 31, 1999 is 9.22% for Class A Shares, 8.90% for Class B Shares and 8.90% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling
(800) 341-2911.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES

                   (fees paid directly from your investment)

                       Class A      Class B      Class C
                       Shares       Shares       Shares
------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a        4.75%(1)      None         None
percentage of
offering price)
 ............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption    None(2)      4.00%(3)     1.00%(4)
proceeds)
 ............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
(as a percentage of     None         None         None
offering price)
 ............................................................
Redemption fees (as a
percentage of amount    None         None         None
redeemed)
 ............................................................
Exchange fee            None         None         None
 ............................................................

(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 4.00% in the first year after purchase and declining thereafter as follows:
                                   Year 1-4.00%
                                   Year 2-3.75%
                                   Year 3-3.50%
                                   Year 4-2.50%
                                   Year 5-1.50%
                                   Year 6-1.00%
                                    After-None
      See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

                                  ANNUAL FUND

                               OPERATING EXPENSES
                 (expenses that are deducted from Fund assets)

                         Class A      Class B      Class C
                         Shares       Shares       Shares
--------------------------------------------------------------
Management Fees(1)         0.75%        0.75%        0.75%
 ..............................................................
Distribution and/or
Service (12b-1)            0.24%      1.00%(3)     1.00%(3)
Fees(2)
 ..............................................................
Other Expenses(1)          0.28%        0.28%        0.28%
 ..............................................................
Total Annual Fund
Operating Expenses(1)      1.27%        2.03%        2.03%
 ..............................................................


(1) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's Management Fees or Other Expenses such that the actual Total Annual Fund Operating Expenses for the fiscal period ended March 31, 1999 were 1.17%, 1.93% and 1.93% for Class A Shares, Class B Shares and Class C Shares, respectively. The fee waivers or expense reimbursements can be terminated at any time.

(2) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."
(3) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $598       $859      $1,139      $1,936
 ......................................................................
Class B Shares             $606       $987      $1,243      $2,163*
 ......................................................................
Class C Shares             $306       $637      $1,093      $2,358
 ......................................................................

You would pay the following expenses if you did not redeem your shares:

                           One       Three        Five        Ten
                           Year      Years       Years       Years
-----------------------------------------------------------------------
Class A Shares             $598        $859      $1,139      $1,936
 .......................................................................
Class B Shares             $206        $637      $1,093      $2,163*
 .......................................................................
Class C Shares             $206        $637      $1,093      $2,358
 .......................................................................

* Based on conversion to Class A Shares after eight years.


                             INVESTMENT OBJECTIVES,


                               POLICIES AND RISKS



The Fund's primary investment objective to seek to provide a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund's investment objectives are fundamental policies and may not be changed without the approval of a majority of shareholders of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objectives.


Under normal market conditions, the Fund's investment adviser seeks to achieve the investment objectives by investing primarily in a diversified portfolio of medium- and lower-grade domestic corporate debt securities. The Fund also may invest up to 35% of its total assets in debt securities of similar quality issued by foreign governments and foreign corporations. Under normal market conditions, the Fund invests primarily in securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") or comparably rated short-term securities and unrated securities determined by the Fund's investment adviser to be of comparable quality at the time of purchase. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio which may be invested in securities in any one rating category. Securities rated BB or lower by S&P or rated Ba or lower by Moody's or comparably rated short-term securities and unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. See "Risks of Investing in Medium- and Lower-Grade Securities" below.


The Fund invests in a broad range of debt securities represented by various companies and industries and traded in various markets. The Fund buys and sells securities with in view to seeking a high level of current income and capital appreciation over the long-term. The higher yields for current income and the potential for capital appreciation sought by the Fund are generally obtainable from securities in the medium- and lower-credit quality range. Such securities tend to offer higher yields than higher-grade securities with the same maturities because the historical conditions of the issuers of such securities may not have been as strong as those of other issuers. These securities may be issued in connection with corporate restructurings such as leveraged buyouts, mergers, acquisitions, debt recapitalization or similar events. These securities are often issued by smaller, less creditworthy companies or companies with substantial debt and may include financially troubled companies or companies in default or in restructuring. Such securities often are subordinated to the prior claims of banks and other senior lenders. Lower-grade securities are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The ratings of S&P and Moody's represent their opinions of the quality of the debt securities they undertake to rate, but not the market risk of such securities. It should be emphasized however, that ratings are general and are not absolute standards of quality.



The Fund's investment adviser seeks to minimize the risks involved in investing in medium- and lower-grade securities through diversification, careful investment analysis and attention to current developments and trends in the economy and financial and credit markets. In purchasing and selling securities, the Fund's investment adviser evaluates the issuers of such securities based on a number of factors, including but not limited to the issuers's financial resources, its sensitivity to changing economic conditions and trends, its revenues or earnings potential, its operating history, its current borrowing requirements and debt maturities, the quality of its management, regulatory matters and its potential for capital appreciation. The Fund's investment adviser may consider the ratings from S&P and Moody's in evaluating securities but it does not rely primarily on such ratings. The investment adviser continuously monitors the issuers of debt securities held by the Fund.


The Fund may invest in preferred stocks, convertible securities, zero coupon securities and payment-in-kind securities. The Fund also may invest up to 5% of its assets in warrants and common stocks. For more information on these types of investments, see "Investment Objectives and Policies" in the Statement of Additional Information.



                             RISKS OF INVESTING IN


                       MEDIUM- OR LOWER-GRADE SECURITIES


Securities which are in the medium- or lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in medium- or lower-grade securities before investing in the Fund.


Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Medium- and lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of medium- or lower-grade debt securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. However, the secondary market prices of medium- or lower-grade debt securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade debt securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for medium- or lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of medium- or lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the medium- or lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of medium- or lower-grade securities.

The markets for medium- or lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the medium- or lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of medium- or lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of medium- or lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.


The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for medium- or lower-grade securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.



The Fund may invest in securities not producing immediate cash income, including securities in default, zero coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.



The Fund's investments in lower-grade securities may include securities rated D by S&P or C by Moody's (the lowest-grade assigned) and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Fund's investment adviser will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.



Many medium- and lower-grade debt securities are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade debt securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted medium- or lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.


The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain medium- or lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of S&P and Moody's in evaluating securities although the investment adviser does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market value risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Additionally, since most foreign debt securities are not rated, the Fund will invest in such securities based on the Fund's investment adviser's analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in medium- or lower-grade securities and foreign debt securities, achievement of the Fund's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher-grade securities.


New or proposed laws may have an impact on the market for medium- or lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for medium- or lower-grade securities.

Special tax considerations are associated with investing in certain medium- or lower-grade securities, such as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.


The table below sets forth the percentages of the Fund's assets invested during the fiscal period ended March 31, 1999 in the various S&P and Moody's rating categories and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all debt securities held by the Fund during the fiscal period computed on a monthly basis.



                              Period Ended March 31, 1999
                                            Unrated Securities of
                       Rated Securities      Comparable Quality
                      (As a Percentage of    (As a Percentage of
    Rating Category    Portfolio Value)       Portfolio Value)
---------------------------------------------------------------------
    AAA/Aaa                  0.50%                  0.00%
 .....................................................................
    AA/Aa                    0.00%                  0.00%
 .....................................................................
    A/A                      0.20%                  0.60%
 .....................................................................
    BBB/Baa                  2.30%                  0.00%
 .....................................................................
    BB/Ba                   22.70%                  1.10%
 .....................................................................
    B/B                     64.20%                  4.90%
 .....................................................................
    CCC/Caa                  1.60%                  1.60%
 .....................................................................
    CC/Ca                    0.10%                  0.20%
 .....................................................................
    C/C                      0.00%                  0.00%
 .....................................................................
    D                        0.00%                  0.00%
 .....................................................................
    Percentage of
    Rated and
    Unrated
    Securities              91.60%                  8.40%
 .....................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.


                               RISKS OF INVESTING


                         SECURITIES OF FOREIGN ISSUERS


The Fund may invest up to 35% of its total assets in debt securities of similar quality as the securities described above issued by foreign governments and foreign corporations. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.


Investments in securities of developing or emerging markets are subject to greater risks than investments in securities of developed markets since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets.


In addition to the increased risks of investing in foreign issuers, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and unrealized appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. In addition, the Fund will incur costs in connection with conversions between various currencies.

The risks of foreign investments should be considered carefully by an investor in the Fund.


                           OTHER INVESTMENT PRACTICES


                                AND RISK FACTORS


WHEN-ISSUED & DELAYED DELIVERY. The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.



STRATEGIC TRANSACTIONS. The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may sell options on securities it owns or has the right to acquire without additional payments in an amount up to 25% of the Fund's total assets for non-hedging purposes.



Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Fund's investment adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premium and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.


OTHER PRACTICES. For cash management purposes, the Fund may engage in repurchase agreements with banks and broker-dealers. Such transactions are subject to the risk of default by the other party.



The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



The Fund may lend its portfolio securities in an amount up to 25% of its net assets to broker-dealers, banks or other recognized institutional borrowers of securities. Such loans must be callable at any time and the borrower at all times during the loan must maintain cash or U.S. government securities as collateral equal in value to at least 100% of the value of the securities loaned (including accrued interest). During the time portfolio securities are on loan, the Fund receives any dividends or interest paid on such securities and receives the interest earned on collateral which is invested in short-term investments and receive the proceeds from such investment or receives an agreed-upon amount of interest income from the borrower who has delivered the collateral. As with any extensions of credit there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.



Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Statement of Additional Information.



Although the Fund does not intend to engage in substantial short-term trading, it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Fund's investment adviser believes the potential for income or capital appreciation has lessened or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. Increases in the Fund's transaction costs would impact the Fund's performance. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in cash, higher-grade debt securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and money market instruments. Under normal market conditions, the potential for current income or capital appreciation on these securities will tend to be lower than the potential for current income or capital appreciation on other securities that could be owned by the Fund. The Fund may not achieve its investment objectives if it takes a defensive position.



YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. These risks may be more acute in certain foreign countries, particularly emerging markets countries. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.


                          INVESTMENT ADVISORY SERVICES

THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $75 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:

    Average Daily Net Assets   % Per Annum
-----------------------------------------------
    First $500 million        0.75 of 1.00%
 ...............................................
    Over $500 million         0.65 of 1.00%
 ...............................................

Applying this fee schedule, the Fund paid the Adviser an advisory fee at the effective rate of 0.75% of the Fund's average daily net assets for the Fund's fiscal period ended March 31, 1999.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Fund is managed by a management team led by Robert J. Hickey, a Vice President of the Adviser. Mr. Hickey joined the Adviser in 1988 and became Assistant Vice President in January 1993. Mr. Hickey has been a Vice President of the Adviser and Asset Management since June 1995. Peter Ehret has assisted in the Fund's portfolio management since June 1999. Mr. Ehret has been working for the Adviser since July 1992, and became an Assistant Vice President of the Adviser in January 1999 and Asset Management in 1994 and became a Vice President of the Adviser and Asset Management in February 1999.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.

Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund generally is determined once daily as of 5:00 p.m. Eastern time on each U.S. business day (i.e. each day the New York Stock Exchange is open for trading) except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price based thereon more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Fund's Board of Trustees. Securities for which market quotations are not readily available and other assets are valued at a fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees. Short-term investments with a maturity of 60 days or less when purchased are valued at cost plus interest earned (amortized cost) which approximates market value.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.



The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                              As % of        As % of
           Size of            Offering      Net Amount
          Investment           Price         Invested
----------------------------------------------------------
    Less than $100,000         4.75%          4.99%
 ..........................................................
    $100,000 but less than
    $250,000                   3.75%          3.90%
 ..........................................................
    $250,000 but less than
    $500,000                   2.75%          2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                 2.00%          2.04%
 ..........................................................
    $1,000,000 or more           *              *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gains distributions.


Under the Distribution Plan and Service Plan, the Fund may spend a total of 0.25% per year of the average daily net assets with respect to the Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares for the ongoing provision of services to Class A shareholders by the Distributor and by brokers, dealers or financial intermediaries and for the maintenance of such shareholders' accounts. The rates in this paragraph are 0.00% per year of the Fund's average daily net assets with respect to Class A Shares for accounts existing from July 1, 1987.


                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within six years of purchase as shown in the table as follows:


                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      3.75%
 ................................................
    Third                       3.50%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth                       1.00%
 ................................................
    Seventh and After           None
 ................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the last day of the month.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the average daily net assets with respect to the Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class B Shares for the ongoing provision of services to Class B shareholders by the Distributor and by brokers, dealers or financial intermediaries and for the maintenance of such shareholders' accounts.


                                 CLASS C SHARES


Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.


Under the Distribution Plan, the Fund may spend up to 0.75% per year of the average daily net assets with respect to the Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class C Shares for the ongoing provision of services to Class C shareholders by the Distributor and by brokers, dealers or financial intermediaries and for the maintenance of such shareholders' accounts.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by involuntary liquidation by the Fund of a shareholder's account as described under the heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the time of the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter and any of its subsidiaries and such persons' families and their beneficial accounts.



(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.


(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after

    February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES

Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption to be in proper form. In some cases, however, additional documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

OTHER REDEMPTION INFORMATION. The Fund may redeem shares of any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

                          DISTRIBUTIONS FROM THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains dividends.


DIVIDENDS. Interest earned from investments is the Fund's main source of income. The Fund's present policy, which may be changed at any time by the Board of Trustees is to distribute all or substantially all of this income, less expenses, monthly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders as capital gains dividends at least annually. As in the case of dividends, capital gains dividends are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a nonescrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.

When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Share account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15-calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's account, the check will be returned and the shareholder may be subject to additional charges.

A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.


When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privileges to such shareholders. For further information on these restrictions see the Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

                            FEDERAL INCOME TAXATION


Distributions of the Fund's net investment income (consisting generally of taxable income and net short-term capital gains) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Capital gains dividends may be taxed at different rates depending on how long the Fund held the securities. The Fund expects that its distributions will consist primarily of ordinary income and capital gains dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held such shares.

The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their U.S. tax advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income and 98% of its capital gains net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, or disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                              Class A Shares                                Class B Shares

                                          Nine                                                         Nine
                                         Months                                                       Months
                                          Ended                                                        Ended
                                        March 31,                Year Ended June 30,                 March 31,   Year Ended June 30,
                                          1999       1998     1997      1996      1995      1994       1999       1998     1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................     $9.893    $9.854    $9.493    $9.398    $9.643   $10.380     $9.890    $9.855    $9.497
                                         -------    ------   -------   -------   -------   -------    -------    ------   -------
  Net Investment Income..............      0.619     0.857     0.857     0.878     0.844     0.908      0.560     0.782     0.777
  Net Realized and Unrealized
    Gain/Loss........................     (0.848)    0.037     0.384     0.147    (0.099)   (0.595)    (0.842)    0.036     0.389
                                         -------    ------   -------   -------   -------   -------    -------    ------   -------
Total from Investment Operations.....     (0.229)    0.894     1.241     1.025     0.745     0.313     (0.282)    0.818     1.166
                                         -------    ------   -------   -------   -------   -------    -------    ------   -------
Less:
  Distributions from and in Excess of
    Net Investment Income............      0.630     0.855     0.865     0.880     0.815     0.950      0.576     0.783     0.794
  Return of Capital Distributions....      0.000     0.000     0.015     0.050     0.175     0.100      0.000     0.000     0.014
                                         -------    ------   -------   -------   -------   -------    -------    ------   -------

Total Distributions..................      0.630     0.855     0.880     0.930     0.990     1.050      0.576     0.783     0.808
                                         -------    ------   -------   -------   -------   -------    -------    ------   -------

Net Asset Value, End of the Period...     $9.034    $9.893    $9.854    $9.493    $9.398    $9.643     $9.032    $9.890    $9.855
                                         =======    ======   =======   =======   =======   =======    =======    ======   =======

Total Return* (b)....................     (2.13%)**  9.36%    13.60%    11.26%     8.50%     2.92%     (2.71%)**  9.28%    12.64%
Net Assets at End of the Period (In
  millions)..........................     $277.9    $280.6    $288.0    $271.1    $253.3    $260.7     $135.4    $145.0    $128.7
Ratio of Expenses to Average Net
  Assets*............................      1.17%     1.14%     1.17%     1.31%     1.31%     1.32%      1.93%     1.91%     1.93%
Ratio of Net Investment Income to
  Average Net Assets*................      8.98%     8.61%     8.83%     9.16%     9.13%     8.85%      8.19%     7.84%     8.03%
Portfolio Turnover...................       104%**    154%      125%      102%      152%      203%       104%**    154%      125%

* If certain expenses had not been
  waived or reimbursed by the
  Adviser, total return would have
  been lower and the ratios would
  have been as follows:
  Ratio of Expenses to Average Net
    Assets...........................      1.27%     1.24%     1.26%     1.31%       N/A       N/A      2.03%     2.01%     2.02%
  Ratio of Net Investment Income to
    Average Net Assets...............      8.88%     8.51%     8.73%     9.15%       N/A       N/A      8.09%     7.74%     7.94%

                                              Class B Shares

                                          Year Ended June 30,
                                         1996       1995      1994
Net Asset Value, Beginning of the
  Period.............................    $9.398     $9.638   $10.382
                                       --------   --------   -------
  Net Investment Income..............     0.797      0.788     0.889
  Net Realized and Unrealized
    Gain/Loss........................     0.160     (0.115)   (0.665)
                                       --------   --------   -------
Total from Investment Operations.....     0.957      0.673     0.224
                                       --------   --------   -------
Less:
  Distributions from and in Excess of
    Net Investment Income............     0.812      0.751     0.877
  Return of Capital Distributions....     0.046      0.162     0.091
                                       --------   --------   -------
Total Distributions..................     0.858      0.913     0.968
                                       --------   --------   -------
Net Asset Value, End of the Period...    $9.497     $9.398    $9.638
                                       ========   ========   =======
Total Return* (b)....................    10.55%      7.61%     2.11%
Net Assets at End of the Period (In
  millions)..........................     $97.1      $55.9     $33.2
Ratio of Expenses to Average Net
  Assets*............................     2.07%      2.04%     2.13%
Ratio of Net Investment Income to
  Average Net Assets*................     8.39%      8.35%     7.94%
Portfolio Turnover...................      102%       152%      203%
* If certain expenses had not been
  waived or reimbursed by the
  Adviser, total return would have
  been lower and the ratios would
  have been as follows:
  Ratio of Expenses to Average Net
    Assets...........................     2.07%        N/A       N/A
  Ratio of Net Investment Income to
    Average Net Assets...............     8.38%        N/A       N/A

                                                                  Class C Shares
                                                                                               August 13,
                                                                                                  1993
                                         Nine                                                (Commencement
                                        Months                                                     of
                                         Ended                                              Distribution) to
                                       March 31,            Year Ended June 30,                 June 30,
                                         1999       1998     1997       1996       1995         1994(a)
Net Asset Value, Beginning of the
  Period.............................    $9.884    $9.851    $9.495     $9.396     $9.643       $10.340
                                        -------    ------   -------   --------   --------       -------
  Net Investment Income..............     0.562     0.780     0.780      0.828      0.745         0.761
  Net Realized and Unrealized
    Gain/Loss........................    (0.847)    0.036     0.384      0.129     (0.079)       (0.605)
                                        -------    ------   -------   --------   --------       -------
Total from Investment Operations.....    (0.285)    0.816     1.164      0.957      0.666         0.156
                                        -------    ------   -------   --------   --------       -------
Less:
  Distributions from and in Excess of
    Net Investment Income............     0.576     0.783     0.794      0.812      0.751         0.763
  Return of Capital Distributions....     0.000     0.000     0.014      0.046      0.162         0.090
                                        -------    ------   -------   --------   --------       -------
Total Distributions..................     0.576     0.783     0.808      0.858      0.913         0.853
                                        -------    ------   -------   --------   --------       -------
Net Asset Value, End of the Period...    $9.023    $9.884    $9.851     $9.495     $9.396        $9.643
                                        =======    ======   =======   ========   ========       =======
Total Return* (b)....................    (2.71%)**  8.47%    12.65%     10.55%      7.61%         1.37%**
Net Assets at End of the Period (In
  millions)..........................     $14.7     $11.5      $8.1       $7.0       $2.0          $2.2
Ratio of Expenses to Average Net
  Assets*............................     1.93%     1.91%     1.93%      2.06%      2.12%         2.14%
Ratio of Net Investment Income to
  Average Net Assets*................     8.25%     7.83%     8.08%      8.38%      8.13%         7.91%
Portfolio Turnover...................      104%**    154%      125%       102%       152%          203%**
* If certain expenses had not been
  waived or reimbursed by the
  Adviser, total return would have
  been lower and the ratios would
  have been as follows:
  Ratio of Expenses to Average Net
    Assets...........................     2.03%     2.01%     2.03%      2.07%        N/A           N/A
  Ratio of Net Investment Income to
    Average Net Assets...............     8.15%     7.73%     7.99%      8.38%        N/A           N/A


** Non-annualized
(a) Based on average Shares outstanding.
(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
N/A = Not Applicable

                   See Financial Statements and Notes thereto

                            APPENDIX -- DESCRIPTION
                             OF SECURITIES RATINGS

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:

A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

2. Nature of and provisions of the obligation:

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.
                     1. LONG-TERM DEBT -- INVESTMENT GRADE

AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                              2. COMMERCIAL PAPER

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                               3. PREFERRED STOCK

A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

i. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

ii. Nature of, and provisions of, the issuer.

iii. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, B and CCC: Preferred stock rated "B", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations.

"BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

C: A preferred stock rated "C" is a nonpaying issue.

D: A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE -- a brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investors Service) follows:

                               1. LONG-TERM DEBT

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated a possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                               2. SHORT-TERM DEBT

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins is earnings coverage of fixed financial charges and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                               3. PREFERRED STOCK

Preferred stock rating symbols and their definitions are as follows:

AAA: As issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
          For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUND INFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com

                           VAN KAMPEN HIGH YIELD FUND
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser

                      VAN KAMPEN INVESTMENT ADVISORY CORP.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.

                                 PO Box 218256


                           Kansas City, MO 64121-8256

                        Attn: Van Kampen High Yield Fund

                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713
                        Attn: Van Kampen High Yield Fund

                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants

                                    KPMG LLP
                             303 East Wacker Drive
                               Chicago, IL 60601

                                   VAN KAMPEN
                               HIGH  YIELD  FUND

                                   PROSPECTUS

                                 JULY 29, 1999


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.


                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.

                            [VAN KAMPEN FUNDS LOGO]
                                             The Fund's Investment Company Act
File No. is 811-4629.
                                                                             HYF
PRO 7/99

                                   VAN KAMPEN
                               SHORT-TERM  GLOBAL
                                  INCOME  FUND


                 Van Kampen Short-Term Global Income Fund is a mutual fund with an investment objective to seek a high level of current income, consistent with prudent investment risk. The Fund's management seeks to achieve the investment objective by investing primarily in a global portfolio of investment-grade debt securities denominated in various currencies and multi-national currency units and by maintaining a dollar-weighted average portfolio duration of not more than three years.


                 Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                    This prospectus is dated  JULY 29, 1999.


                            [VAN KAMPEN FUNDS LOGO]

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Fees and Expenses of the Fund.....................   7
Investment Objective, Policies and Risks..........   8
Investment Advisory Services......................  17
Purchase of Shares................................  17
Redemption of Shares..............................  24
Distributions from the Fund.......................  26
Shareholder Services..............................  26
Federal Income Taxation...........................  28
Financial Highlights..............................  30
Appendix -- Description of Securities Ratings..... A-1

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with an investment objective to seek a high level of current income, consistent with prudent investment risk.


                             INVESTMENT STRATEGIES


The Fund's management seeks to achieve the investment objective by investing primarily in a global portfolio of investment-grade debt securities denominated in various currencies and multi-national currency units and by maintaining a dollar-weighted average portfolio duration of not more than three years. (See sidebar on "Understanding Maturities and Understanding Duration"). Under normal market conditions, the Fund invests at least 80% of its net assets in investment-grade debt securities. (See sidebar on "Understanding Quality Ratings"). Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three different countries (including the U.S.). Securities of foreign issuers, particularly securities of issuers from emerging markets countries, involve certain risks not typically associated with domestic investing, including foreign currency exchange risks.



The Fund's management allocates portfolio assets among various types of U.S. and foreign debt securities and adjusts the Fund's exposure to each currency based on its assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. dollar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Fund's management in determining whether to increase or decrease the emphasis placed upon a particular sector within the Fund's investment portfolio.



The Fund may invest up to 20% of its net assets in lower-grade debt securities, which are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. The Fund may invest in mortgage-backed and asset-backed securities, stripped securities, and adjustable, variable, or floating rate securities. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may purchase or sell certain derivative instruments (such as options, futures and options on futures, and interest rate swaps or other interest rate-related transactions) for various risk management and hedging purposes, including seeking to reduce or eliminate foreign currency exchange risks associated with securities denominated in non-U.S. dollar currencies.



                               UNDERSTANDING


                                 MATURITIES



A debt security can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.



                 Term         Maturity Level
--------------------------------------------------
            1-3 years         Short
 ..................................................
           4-10 years         Intermediate
 ..................................................
   More than 10 years         Long
 ..................................................



                                 UNDERSTANDING


                                    DURATION



Duration provides an alternative approach to assessing a security's market risk. Duration measures the expected life of a security by incorporating the security's yield, coupon interest payments, final maturity and call features into one measure. Whereas maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of all of a security's principal, interest or other payments. Typically, a debt security with interest payments due prior to maturity has a duration less than maturity. A zero-coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.


                                       -

                                INVESTMENT RISKS


An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities or longer durations. Although the Fund has no policy limiting the maturities of its investments, the Fund's investment adviser seeks to maintain a dollar-weighted average portfolio duration of not more than three years. This means the Fund will be subject to less market risk than a fund investing solely in longer-term securities. Lower-grade securities, especially those with longer durations or that do not make regular interest payments, may have more price volatility and may decline more than higher-grade securities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets may have more price volatility than U.S. markets.



When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuation.



Market risk is often greater among certain types of debt securities, such as mortgage-backed or asset-backed securities, stripped securities or structured investments. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.



                               UNDERSTANDING


                              QUALITY RATINGS



Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Securities with ratings above the line are considered "investment grade," while those with ratings below the line are regarded as "noninvestment grade," or "junk bonds." A detailed explanation of these ratings can be found in the appendix to this prospectus.



         S&P       Moody's    Meaning
------------------------------------------------------
         AAA       Aaa        Highest quality
 ......................................................
          AA       Aa         High quality
 ......................................................
          Aa       A          Above-average quality
 ......................................................
         BBB       Baa        Average quality
------------------------------------------------------
          BB       Ba         Below-average quality
 ......................................................
           B       B          Marginal quality
 ......................................................
         CCC       Caa        Poor quality
 ......................................................
          CC       Ca         Highly speculative
 ......................................................
           C       C          Lowest quality
 ......................................................
           D       --         In default
 ......................................................



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests at least 80% of its net assets in investment-grade securities, and the Fund may invest up to 20% of its assets in securities below investment-grade. Therefore the Fund is subject to a higher level of credit risk than a fund that buys only investment-grade securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. The credit risks and market prices of lower-grade securities are generally more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.


                                       -

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund's income risk.



FOREIGN RISKS. Because the Fund will own securities of foreign issuers, it will be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The risks of investing in developing or emerging markets (in which the Fund may invest) are greater than the risks generally associated with foreign investments, including greater political uncertainties, an economy's dependence on international development assistance, currency transfer restrictions, and greater delays and disruptions in settlement transactions.



RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures, and interest rate swaps and other interest-rate related transactions), are examples of derivatives. Derivative investments involve risks different from direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.


NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

MANAGER RISK. As with any managed fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE

In light of its objective and investment strategies, the Fund may be appropriate for investors who:

- Seek a higher yield than a money market fund and less fluctuation in value than a longer-term global bond fund.

- Are willing to take on the increased risks associated with investing in foreign securities.


- Wish to add to their personal investment portfolio a fund that invests primarily in U.S. and foreign short-term debt securities.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past eight calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

                                       -

                                                                             ANNUAL RETURN
                                                                             -------------
'1991'                                                                            9.64
'1992'                                                                            5.26
'1993'                                                                            7.26
'1994'                                                                           -7.38
'1995'                                                                            6.57
'1996'                                                                            6.70
'1997'                                                                            4.68
'1998'                                                                            2.14




The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the eight-year period shown in the bar chart, the highest quarterly return was 4.50% (for the quarter ended June 30, 1993) and the lowest quarterly return was -4.85% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with two broad-based market indices that the Fund's management believes are applicable benchmarks for the Fund: the J.P. Morgan Short-Term Global Index (a market-capitalization weighted index of government, short-term, fixed-income bonds of 13 countries) and the J.P. Morgan 3-Month U.S. LIBOR Return Index (an index derived from the total return performance of constant maturity euro-currency 3-month deposits of 11 markets). The Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include commissions or sale charges that would be paid by investors purchasing the securities represented by the indices. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past       Since
    December 31, 1998  1 Year   5 Years   Inception
-------------------------------------------------------
    Van Kampen
    Short-Term Global
    Income Fund --
    Class A Shares     -1.17%    1.72%      3.79%(1)

    J.P. Morgan
    Short-
    Term Global Index  11.17%    6.60%      7.27%(1)

    J.P. Morgan
    3-Month U.S.
    LIBOR
    Return Index       5.83%     5.72%      5.54%(1)
 .......................................................
    Van Kampen
    Short-Term Global
    Income Fund --
    Class B Shares     -1.55%    1.62%      3.21%(2)

    J.P. Morgan
    Short-Term Global
    Index              11.17%    6.60%      7.21%(3)

    J.P. Morgan
    3-Month U.S.
    LIBOR
    Return Index       5.83%     5.72%      5.27%(3)
 .......................................................
    Van Kampen
    Short-Term Global
    Income Fund --
    Class C Shares     0.38%     1.59%      1.72%(4)

    J.P. Morgan
    Short-Term Global
    Index              11.17%    6.60%      6.32%(5)

    J.P. Morgan
    3-Month U.S.
    LIBOR
    Return Index       5.83%     5.72%       5.58(5)
 .......................................................



Inception date: (1) 9/28/90, (2) 7/22/91, (3) 7/31/91, (4) 8/13/93, (5) 8/31/93.


The current yield for the thirty-day period ended March 31, 1999 is 6.14% for Class A Shares, 5.59% for Class B Shares and 5.59% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling
(800) 341-2911.

                                       -

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES

                   (fees paid directly from your investment)

                       Class A      Class B      Class C
                       Shares       Shares       Shares
------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a        3.25%(1)      None         None
percentage of
offering price)
 ............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption    None(2)      3.00%(3)     1.00%(4)
proceeds)
 ............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
(as a percentage of     None         None         None
offering price)
 ............................................................
Redemption fees (as a
percentage of amount    None         None         None
redeemed)
 ............................................................
Exchange fee            None         None         None
 ............................................................

(1) Reduced for purchases of $25,000 and over. See "Purchase of Shares -- Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 3.00% in the first year after purchase and declining thereafter as follows:
        Year 1-3.00%
        Year 2-2.00%
        Year 3-1.00%
        After-None
   See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

                                  ANNUAL FUND

                               OPERATING EXPENSES

                 (expenses that are deducted from Fund assets)


                         Class A      Class B      Class C
                         Shares       Shares       Shares
--------------------------------------------------------------
Management Fees(1)        0.55%        0.55%        0.55%
 ..........................................................
Distribution and/or
Service (12b-1)           0.25%        1.00%(2)     1.00%(2)
Fees(2)
 ..........................................................
Other Expenses(1)         0.76%        0.76%        0.78%
 ..........................................................
Total Annual Fund
Operating Expenses(1)     1.56%        2.31%        2.33%
 ..........................................................


(1) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."
(2) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           One       Three        Five        Ten
                           Year      Years       Years       Years
-----------------------------------------------------------------------
Class A Shares             $479        $802      $1,147      $2,121
 .......................................................................
Class B Shares             $534        $821      $1,235      $2,458*
 .......................................................................
Class C Shares             $336        $727      $1,245      $2,666
 .......................................................................

                                       -

You would pay the following expenses if you did not redeem your shares:


                           One       Three        Five        Ten
                           Year      Years       Years       Years
-----------------------------------------------------------------------
Class A Shares             $479        $802      $1,147      $2,121
 .......................................................................
Class B Shares             $234        $721      $1,235      $2,458*
 .......................................................................
Class C Shares             $236        $727      $1,245      $2,666
 .......................................................................


* Based on conversion to Class A Shares after eight years.


                             INVESTMENT OBJECTIVE,


                               POLICIES AND RISKS



The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk. The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of shareholders of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



The Fund's investment adviser seeks to achieve the investment objective by investing primarily in a global portfolio of investment-grade debt securities denominated in various currencies and multi-national currency units and by maintaining a dollar-weighted average portfolio duration of not more than three years. Under normal market conditions, the Fund invests at least 80% of its net assets in investment-grade debt securities. The Fund may invest up to 20% of its net assets in lower-grade debt securities, commonly referred to as "junk bonds," which involve special risks as compared to investments in higher-grade securities. Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers located in at least three different countries (including the U.S.). Issuers of foreign lower-grade income securities frequently will be located in emerging markets countries. The Fund is designed for investors who seek a higher yield than a money market fund and less fluctuation in net asset value than a longer-term global bond fund. Investment-grade debt securities and securities with shorter duration generally have lower yields than debt securities with lower quality and with longer maturities.


The Fund's investment adviser actively manages the Fund's portfolio, allocating portfolio assets among various types of U.S. and foreign debt securities and adjusting the Fund's exposure to each currency based on the investment adviser's perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. dollar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Fund's investment adviser in determining to increase or decrease the emphasis placed upon a particular sector within the Fund's investment portfolio.


Types of debt securities in which the Fund invests include fixed or variable rate bonds, notes, bills or debentures issued or guaranteed by the U.S. Treasury or foreign governments or their respective agencies, authorities or instrumentalities, or by U.S. or foreign corporations, mortgage-backed and asset-backed securities, stripped securities, certificates of deposit, bankers' acceptances and other obligations of banks or commercial paper. The Fund's foreign investments may include securities that are issued by the government of one nation but denominated in the currency of another nation (or in a multinational currency unit). The Fund also may invest in debt securities issued by certain "supranational" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. An example of a supranational entity is the International Bank for Reconstruction and Development (commonly referred to as the "World Bank"). A more complete description of supranational entities in which the Fund may invest is contained in the Fund's Statement of Additional Information.


The Fund generally invests in debt securities denominated in multi-national currency units and in currencies of countries whose governments are considered stable by the Fund's investment adviser and whose currency is convertible into U.S. dollars. The Fund may, however, invest a portion of its assets in currencies of emerging markets countries. The

                                       -

Fund will not invest more than 25% of its total assets in debt securities denominated in a single currency other than the U.S. dollar.

The value of debt securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity debt securities generally fluctuate less than the market prices of longer-maturity debt securities. Debt securities with shorter maturities generally offer lesser yields than debt securities with longer maturities assuming all other factors, including credit quality, being equal. In pursuing its investment objective, the Fund seeks to minimize fluctuations in net asset value as a result of changes in market rates of interest by investing primarily in shorter-term debt securities. While the Fund has no fundamental policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to maintain a dollar-weighted portfolio duration of not more than three years. Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. A duration calculation looks at the present value of a security's entire payment stream whereas term to maturity is based solely on the date of a security's final principal repayment. Certain debt securities are subject to additional market risks, see "Additional Information Regarding Certain Debt Securities" below.


Credit risk refers to an issuer's ability to make timely payments of interest and principal. To seek to minimize credit risk associated with debt securities, the Fund invests at least 80% of its net assets in investment-grade debt securities. Investment-grade securities are securities rated at the time of investment BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization ("NRSRO") or, if unrated, considered by the Fund's investment adviser to be of comparable quality. Credit quality at the time of purchase determines which securities may be acquired, and a subsequent reduction in ratings does not require the Fund to dispose of a security. Securities rated BBB by S&P or Baa by Moody's are considered to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The ratings assigned by the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. The Fund may invest up to 20% of its net assets in lower-grade debt securities which involve, among other things, greater credit risk, see "Additional Information Regarding Certain Debt Securities" below. For further description of securities ratings, see the appendix to this prospectus.


As a global fund, the Fund will invest in securities of U.S. and foreign issuers. Under normal circumstances, the Fund invests at least 65% of its total assets in securities of issuers located in at least three different countries, one of which may be the U.S. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of investments in the portfolio and accrued income thereon. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Thus, the Fund's net asset values may fluctuate as a result of changes in foreign currency exchange rates independent of fluctuations in market rates of interest. The Fund may engage in various foreign currency transactions (such as transactions in instruments such as forward foreign currency contracts, options on foreign currencies, foreign currency swap agreements, financial futures contracts and options thereon) for risk management or hedging purposes to

                                       -
seek to minimize adverse foreign currency exchange fluctuations. There can, however, be no assurance that the Fund will not be adversely affected by fluctuations in foreign currency exchange rates, and such risk management or hedging transactions also entail risks. See also "Risk of Investing in Securities of Foreign Issuers" and "Other Investments and Risk Factors" and the Fund's Statement of Additional Information.

                             RISKS OF INVESTING IN

                         SECURITIES OF FOREIGN ISSUERS


The Fund will invest in securities of foreign issuers. Such securities may be denominated in U.S. dollars and in currencies other than U.S. dollars. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U. S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.


Investments in securities of developing or emerging markets are subject to greater risks than investments in securities of developed markets since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets.


In addition to the increased risks of investing in foreign issuers, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and unrealized appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund's foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

                                       -

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The risks of foreign investments should be considered carefully by an investor in the Fund.

                        ADDITIONAL INFORMATION REGARDING

                            CERTAIN DEBT SECURITIES

The Fund may invest in certain debt securities that involve additional or special risks to those described above.


LOWER-GRADE DEBT SECURITIES. Under normal market conditions, the Fund may invest up to 20% of its net assets in debt securities below investment-grade. Such lower-grade debt securities are securities rated at the time of purchase BB or lower S&P or rated Ba or lower by Moody's or comparably rated by any other NRSRO or, if unrated, believed by the Fund's investment adviser to be of comparable quality. Such lower-grade debt securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. Lower-grade debt securities are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. Lower-grade debt securities involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. There is no minimum rating or comparable quality standard imposed on the Fund's investments and the Fund may purchase debt securities that are rated in the lowest of the rating categories and that are in default in the payment of interest or repayment of principal. For a description of security's ratings, see the appendix to this prospectus.



Lower-grade debt securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Fund may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due. While all debt securities fluctuate inversely with changes in interest rates, the prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to real or perceived general adverse economic changes or specific issuer developments. A significant increase in market interest rates or general economic developments could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities. Lack of liquidity in a security makes the sale of the security more difficult in a timely manner, at least without price concessions. The market for lower-grade securities may have less available information available, further complicating evaluations and valuations of such securities and placing more emphasis on the investment adviser's experience, judgment and analysis than other securities.



For further information regarding investing in lower-grade securities, see the Fund's Statement of Additional Information.


INDEXED COMMERCIAL PAPER OR CERTIFICATES OF DEPOSIT. The Fund may invest in commercial paper and certificates of deposit which are indexed to certain specific foreign currency exchange rates. The principal amount on such securities is adjusted at maturity to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding. Such investments entail the risk of loss of principal, however, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar, while providing an attractive money market rate of return. The Fund will purchase such obligations for hedging purposes only, not for speculation. The Fund currently

                                       -
maintains a segregated account containing cash or liquid securities having a value equal to the aggregate principal amount of outstanding commercial paper and certificates of deposit of this type.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Fund may invest in mortgage-backed and asset-backed securities. A mortgage-backed security is a general obligation of the issuer, which generally is secured by mortgages or mortgage-backed collateral. Mortgage-backed securities may include securities issued or guaranteed by U.S. government agencies or instrumentalities or issued by private entities such as banks, savings and loans, mortgage bankers and other nongovernmental issuers. Mortgage-backed securities may directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. government or by private lenders and guaranteed directly or indirectly by U.S. government agencies or by private lenders without government guarantees. The underlying collateral may include whole mortgage loans or pass-through certificates secured by mortgage loans.



The yield and payment characteristics of mortgage-backed securities differ from traditional debt securities. Interest and principal prepayments are made more frequently, usually monthly, over the life of the mortgage loans and principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the yield to maturity of a mortgage-backed security. The value of most mortgage-backed securities, like traditional debt securities, tends to vary inversely with changes in interest rates (i.e., as interest rates increase, the value of such securities decrease). Mortgage-backed securities, however, may benefit less than traditional debt securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates. Prepayments shorten the life of the security and shorten the time over which the Fund receives income at the higher rate. Additionally, when mortgage loans underlying mortgage-backed securities held by the Fund are prepaid, the Fund then reinvests the prepaid amounts in other income securities, the yields of which will reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio of higher-yielding mortgage-backed securities will be adversely affected by decreasing interest rates and the extent that prepayments occur which must be reinvested in securities which have lower yields. Any decline in the Fund's income in turn adversely affects the Fund's dividend payments and distribution to shareholders. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible to extension risk (i.e. rising interest rates could cause property owners to prepay their mortgages more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of the security) than traditional debt securities.


Asset-backed securities have structural characteristics similar to mortgage-backed securities, but have underlying assets such as automobile and credit card receivables and home equity loans. Asset-backed securities generally do not have the benefit of a security interest in such collateral like mortgage-backed securities. Although the assets underlying asset-backed securities generally are of a shorter maturity than mortgage loans and historically have been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time.


The Fund may invest in real estate mortgage investment conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs are debt obligations collateralized by whole mortgage loans or mortgage pass-through securities held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs and CMOs generally are issued in a number of classes or series with different payment characteristics and maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities are subject to market risk, prepayment risk and extension risk and certain classes or series may have more or less volatility depending upon the predictability of cash flow for such class or series. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).


                                       -

Additional information regarding, mortgage-backed and asset-backed securities, REMICs and CMOs is contained in the Fund's Statement of Additional Information.



STRIPPED INCOME SECURITIES. Stripped income securities are derivative obligations representing an interest in all or a portion of the interest or principal components of an underlying security or pool of securities or other assets. The Fund may invest in stripped income securities issued by agencies or instrumentalities of the U.S. government or by private originators, including stripped mortgage-backed related securities. Stripped securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of underlying assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. PO securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Furthermore, if the underlying assets experience slower than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities and, to the extent the Fund invests in IOs and POs, such investments increase the risk of fluctuations in the net asset value of the Fund. Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities.


VARIABLE AND FLOATING RATE SECURITIES. In addition to traditional fixed-rate securities, the Fund may invest in debt securities with variable or floating rate interest or dividend payments. Variable or floating rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. Variable or floating rate securities allow the Fund to participate in increase in interest rate through upward adjustments of the coupon rates on such securities. However, during periods of increasing interest rates, changes in the coupon rates may lag the change in market rates or may have limits on the maximum increase in coupon rates. Alternative, during period of declining interest rates, the coupon rates on such securities readjust downward resulting in lower yield to the Fund. The Fund also may invest in derivative variable rate securities, such as inverse floaters whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate. Investment in such securities involve special risks as compared to a fixed-rate security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional securities.


BRADY BONDS. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are typically from a debtor nation restructuring outstanding external commercial bank indebtedness. Brady Bonds generally are based on issuers with a history of defaults with respect to commercial bank loans and therefore are often viewed as speculative. A more complete description of Brady Bonds is contained in the Fund's Statement of Additional Information.

STRUCTURED INVESTMENTS. The Fund may invest a portion of its assets in "structured investments" which are interests in entities organized and operated for the purpose of restructuring the investment characteristics of other debt securities. This type of restructuring involves the deposit with or purchase by an entity of debt securities (such as mortgages, bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities, backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued securities to

                                       -
create different investment characteristics such as varying maturities, payment priorities and interest rate provisions.

                           OTHER INVESTMENT PRACTICES

                                AND RISK FACTORS

WHEN-ISSUED AND DELAYED DELIVERY. The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

STRATEGIC TRANSACTIONS. The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments in an amount up to 25% of the Fund's assets for non-hedging purposes. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bone fide hedging, risk management or portfolio management purposes and not for speculative purposes.



Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Fund's investment adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


The Fund may engage in currency transaction in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures contracts, exchange listed and OTC options on currencies or futures contracts, and currency swaps. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a

                                       -
future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. The Fund may enter into currency transactions with persons rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of comparable credit quality by the Fund's investment adviser. The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging as described below.


The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. To attempt to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund also may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Fund's investment adviser considers the Austrian schilling to be linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Fund's investment adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the regulatory asset segregation requirements applicable to such transactions.


Currency transactions are subject to some risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

                                       -

A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.

OTHER PRACTICES. For cash management and investment purposes, the Fund may engage in repurchase agreements with banks and broker-dealers. Such transactions are subject to the risk of default by the other party.


The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.



Subject to applicable legal or regulatory limitations, the Fund may lend its portfolio securities to broker-dealers, banks or other recognized institutional borrowers of securities. Such loans must be callable at any time and the borrower at all times during the loan must maintain cash or liquid securities as collateral or provide the Fund an irrevocable letter of credit equal to at least 100% of the value of the securities loaned (including accrued interest). During the time portfolio securities are on loan, the Fund receives any dividends or interest paid on such securities and receives the interest earned on the collateral which is invested short-term instruments or receives an agreed-upon amount of interest income from the borrower who has delivered the collateral or letter of credit. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may engage in substantial short-term trading, and it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs (including brokerage commissions or dealer costs), and a high portfolio turnover rate may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. Increases in the Fund's transaction costs would impact the Fund's performance. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. These risks may be more acute in certain foreign countries, particularly emerging markets countries. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.


                                       -

                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $75 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate of 0.55% applied to average daily net assets of the Fund.

Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Fund is managed by Thomas J. Slefinger, Senior Vice President of the Adviser. Mr. Slefinger has been primarily responsible for the day-to-day management of the Fund's portfolio since September 1990. Mr. Slefinger has held various positions since joining the Adviser in July 1989.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.

Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and

                                       -
transfer agency costs) resulting from such deferred sales charge arrangement,
(ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund generally is determined once daily as of 5:00 p.m. Eastern time on each U.S. business day (i.e. each day the New York Stock Exchange is open for trading) except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price based thereon more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities traded in the over-the-counter markets are valued by using the last available bid price or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees. Options written are valued based on the last asked price in the case of exchange-traded options or, in the case of options traded in the OTC market, the average of the last asked price as obtained from one or more dealers. Options purchased are valued based on the last bid price in the case of exchange-traded options or, in the case of options traded in the OTC market, the average of the last bid price as obtained from two or more dealers. Portfolio securities which are traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities for which market quotations are not readily available are valued at a fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees. Short-term investments with a maturity of 60 days or less when purchased are valued at cost plus interest earned (amortized cost), which approximates market value. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as obtained from one or more dealers.



Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.


The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, once daily as of 5:00 p.m. Eastern time on each U.S. business day. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.


If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Trustees.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service


                                       -

Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.



The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                       -

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 3.25% of the offering price (or 3.36% of the net amount invested), reduced on investments of $25,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                              As % of        As % of
           Size of            Offering      Net Amount
          Investment           Price         Invested
----------------------------------------------------------
    Less than $25,000          3.25%          3.36%
 ..........................................................
    $25,000 but less than
    $250,000                   2.75%          2.83%
 ..........................................................
    $250,000 but less than
    $500,000                   1.75%          1.78%
 ..........................................................
    $500,000 but less than
    $1,000,000                 1.50%          1.52%
 ..........................................................
    $1,000,000 or more           *              *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gains dividends.



Under the Distribution Plan and Service Plan, the Fund may spend a total of 0.25% per year of the average daily net assets with respect to the Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares for the ongoing provision of services to Class A shareholders by the Distributor and by brokers, dealers or financial intermediaries and for the maintenance of such shareholders' accounts.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within three years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       3.00%
 ................................................
    Second                      2.00%
 ................................................
    Third                       1.00%
 ................................................
    Fourth and After            None
 ................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the last day of the month.



In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the average daily net assets with respect to the Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to


                                       -

0.25% per year of the Fund's average daily net assets with respect to the Class B Shares for the ongoing provision of services to Class B shareholders by the Distributor and by brokers, dealers or financial intermediaries and for the maintenance of such shareholders' accounts.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.


Under the Distribution Plan, the Fund may spend up to 0.75% per year of the average daily net assets with respect to the Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class C Shares for the ongoing provision of services to Class C shareholders by the Distributor and by brokers, dealers or financial intermediaries and for the maintenance of such shareholders' accounts.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by involuntary liquidation by the Fund of a shareholder's account as described under the heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestments is within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                                       -

                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the time of the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program,

                                       -
should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter and any of its subsidiaries and such persons' families and their beneficial accounts.



(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.


(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or
    (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been

                                       -
    established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES

Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a


                                       -
distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption to be in proper form. In some cases, however, additional documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

                                       -

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

OTHER REDEMPTION INFORMATION. The Fund may redeem shares of any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

                          DISTRIBUTIONS FROM THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains dividends.


DIVIDENDS. Interest earned from investments is the Fund's main source of income. The Fund's present policy, which may be changed at any time by the Board of Trustees is to distribute all or substantially all of this income, less expenses, monthly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders as capital gains dividends at least annually. As in the case of dividends, capital gains dividends are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account

                                       -
on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.

When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Share account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.

A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.

To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.

When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable

                                       -
procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privileges to such shareholders. For further information on these restrictions see the Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

                                 FEDERAL INCOME
                                    TAXATION


Distributions of the Fund's net investment income (consisting generally of taxable income and net short-term capital gains) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gains dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Capital gains dividends may be taxed at different rates depending on how long the Fund held the securities. The Fund expects that its distributions will consist primarily of


                                       -
ordinary income and capital gains dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held such shares.

The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their U.S. tax advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income and 98% of its capital gains net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding or disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                                       -

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                       Class A Shares
                                                  Nine Months
                                                     Ended
                                                   March 31,               Year Ended June 30,
                                                     1999       1998     1997     1996     1995     1994
----------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of the Period......       $7.35      $7.55    $7.62    $7.56    $8.15     $9.11
                                                    ------      -----   ------   ------   ------   -------
 Net Investment Income........................         .33        .39      .42      .49      .50       .59
 Net Realized and Unrealized Gain/Loss........       (.21)      (.13)      .03      .16    (.45)     (.89)
                                                    ------      -----   ------   ------   ------   -------

Total from Investment Operations..............         .12        .26      .45      .65      .05     (.30)
                                                    ------      -----   ------   ------   ------   -------

Less:
 Distributions from and in Excess of Net
   Investment Income..........................         .33        .42      .51      -0-      .37       .35
 Return of Capital Distribution...............         -0-        .04      .01      .59      .27       .31
                                                    ------      -----   ------   ------   ------   -------
Total Distributions...........................         .33        .46      .52      .59      .64       .66
                                                    ------      -----   ------   ------   ------   -------

Net Asset Value, End of the Period............       $7.14      $7.35    $7.55    $7.62    $7.56     $8.15
                                                    ======      =====   ======   ======   ======   =======

Total Return*(b)..............................       1.76%**    3.46%    6.09%    8.81%     .69%    (3.61%)
Net Assets at End of the Period (In
 millions)....................................       $51.0      $45.7    $39.5    $50.1    $72.5    $147.7
Ratio of Expenses to Average Net Assets*(c)...       1.56%      1.39%    1.33%    1.31%    1.14%     1.13%
Ratio of Net Investment Income to Average Net
 Assets*......................................       6.21%      5.40%    5.37%    6.54%    7.20%     6.64%
Portfolio Turnover............................         53%**     175%     378%     225%     204%      259%

* If certain expenses had not been assumed by
  the Adviser, Total Return would have been
  lower and the ratios would have been as
  follows:
 Ratio of Expenses to Average Net Assets
   (c)........................................         N/A      1.41%    1.36%    1.34%      N/A       N/A
 Ratio of Net Investment Income to Average Net
   Assets.....................................         N/A      5.38%    5.34%    6.51%      N/A       N/A

                                                                      Class B Shares
                                                Nine Months
                                                   Ended
                                                 March 31,                 Year Ended June 30,
                                                  1999(a)     1998(a)   1997(a)    1996     1995     1994
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......     $7.35       $7.55     $7.62     $7.56    $8.15     $9.10
                                                  ------      ------    ------    ------   ------   -------
 Net Investment Income........................       .36         .36       .35       .39      .41       .54
 Net Realized and Unrealized Gain/Loss........     (.28)       (.16)       .04       .20    (.42)     (.90)
                                                  ------      ------    ------    ------   ------   -------
Total from Investment Operations..............       .08         .20       .39       .59    (.01)     (.36)
                                                  ------      ------    ------    ------   ------   -------
Less:
 Distributions from and in Excess of Net
   Investment Income..........................       .29         .37       .45       -0-      .34       .32
 Return of Capital Distribution...............       -0-         .03       .01       .53      .24       .27
                                                  ------      ------    ------    ------   ------   -------
Total Distributions...........................       .29         .40       .46       .53      .58       .59
                                                  ------      ------    ------    ------   ------   -------
Net Asset Value, End of the Period............     $7.14       $7.35     $7.55     $7.62    $7.56     $8.15
                                                  ======      ======    ======    ======   ======   =======
Total Return*(b)..............................     1.15%**     2.67%     5.29%     8.02%   (.14%)   (4.22%)
Net Assets at End of the Period (In
 millions)....................................      $3.0       $19.6     $52.1     $81.1   $127.9    $271.8
Ratio of Expenses to Average Net Assets*(c)...     2.31%       2.16%     2.09%     2.09%    1.96%     1.85%
Ratio of Net Investment Income to Average Net
 Assets*......................................     5.46%       4.48%     4.62%     5.79%    6.42%     5.91%
Portfolio Turnover............................       53%**      175%      378%      225%     204%      259%
* If certain expenses had not been assumed by
  the Adviser, Total Return would have been
  lower and the ratios would have been as
  follows:
 Ratio of Expenses to Average Net Assets
   (c)........................................       N/A       2.18%     2.12%     2.09%      N/A       N/A
 Ratio of Net Investment Income to Average Net
   Assets.....................................       N/A       4.46%     4.59%     5.76%      N/A       N/A

                                                                 Class C Shares
                                                Nine Months                                         August 13, 1993
                                                   Ended                                            (Commencement of
                                                 March 31,            Year Ended June 30,           Distribution) to
                                                  1999(a)     1998(a)   1997(a)    1996     1995     June 30, 1994
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......     $7.35       $7.55     $7.62     $7.56    $8.16         $9.24
                                                  ------      ------    ------    ------   ------        ------
 Net Investment Income........................       .29         .34       .35       .45      .50           .49
 Net Realized and Unrealized Gain/Loss........     (.21)       (.14)       .04       .14    (.52)        (1.05)
                                                  ------      ------    ------    ------   ------        ------
Total from Investment Operations..............       .08         .20       .39       .59    (.02)         (.56)
                                                  ------      ------    ------    ------   ------        ------
Less:
 Distributions from and in Excess of Net
   Investment Income..........................       .29         .37       .45       -0-      .34           .27
 Return of Capital Distribution...............       -0-         .03       .01       .53      .24           .25
                                                  ------      ------    ------    ------   ------        ------
Total Distributions...........................       .29         .40       .46       .53      .58           .52
                                                  ------      ------    ------    ------   ------        ------
Net Asset Value, End of the Period............     $7.14       $7.35     $7.55     $7.62    $7.56         $8.16
                                                  ======      ======    ======    ======   ======        ======
Total Return*(b)..............................     1.15%**     2.67%     5.29%     8.03%   (.27%)       (6.32%)**
Net Assets at End of the Period (In
 millions)....................................       $.3         $.3       $.2       $.2      $.2           $.2
Ratio of Expenses to Average Net Assets*(c)...     2.33%       2.16%     2.09%     2.07%    1.96%         1.84%
Ratio of Net Investment Income to Average Net
 Assets*......................................     5.46%       4.67%     4.63%     5.72%    6.30%         5.83%
Portfolio Turnover............................       53%**      175%      378%      225%     204%          259%
* If certain expenses had not been assumed by
  the Adviser, Total Return would have been
  lower and the ratios would have been as
  follows:
 Ratio of Expenses to Average Net Assets
   (c)........................................       N/A       2.17%     2.12%     2.09%      N/A          N/A
 Ratio of Net Investment Income to Average Net
   Assets.....................................       N/A       4.65%     4.60%     5.69%      N/A          N/A


** Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                   See Financial Statements and Notes thereto

                            APPENDIX -- DESCRIPTION
                             OF SECURITIES RATINGS

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:

A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

2. Nature of and provisions of the obligation:

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

                     1. LONG-TERM DEBT -- INVESTMENT GRADE

AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

                                       -

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                              2. COMMERCIAL PAPER

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on

                                       -
current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                               3. PREFERRED STOCK

A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

i. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

ii. Nature of, and provisions of, the issuer.

iii. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, B and CCC: Preferred stock rated "B", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations.

"BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

C: A preferred stock rated "C" is a nonpaying issue.

D: A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE -- a brief description of the applicable Moody's Investors Service (Moody's)

                                       -
rating symbols and their meanings (as published by Moody's Investors Service) follows:

                               1. LONG-TERM DEBT

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated a possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                               2. SHORT-TERM DEBT

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

                                       -

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins is earnings coverage of fixed financial charges and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                               3. PREFERRED STOCK

Preferred stock rating symbols and their definitions are as follows:

AAA: As issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                       -

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
          For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUND INFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com

                    VAN KAMPEN SHORT-TERM GLOBAL INCOME FUND
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser

                      VAN KAMPEN INVESTMENT ADVISORY CORP.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.

                                 PO Box 218256


                           Kansas City, MO 64121-8256

                 Attn: Van Kampen Short-Term Global Income Fund

                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713
                 Attn: Van Kampen Short-Term Global Income Fund

                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants

                                    KPMG LLP
                             303 East Wacker Drive
                               Chicago, IL 60601

                                  VAN  KAMPEN
                               SHORT-TERM  GLOBAL
                                  INCOME  FUND

                                   PROSPECTUS

                                 JULY 29, 1999


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.


                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.

                            [VAN KAMPEN FUNDS LOGO]
                                             The Fund's Investment Company Act
File No. is 811-4629
                                                                        STGI PRO
  7/99

                                  VAN  KAMPEN
                            STRATEGIC  INCOME  FUND


Van Kampen Strategic Income Fund is a mutual fund with a primary investment objective to seek to provide its shareholders with high current income. The Fund has a secondary investment objective of seeking capital appreciation. The Fund's management seeks to achieve the investment objectives by investing primarily in a portfolio of income securities selected from the following market sectors:
U.S. government securities; domestic investment-grade income securities; domestic lower-grade income securities; foreign investment-grade income securities; and foreign lower-grade income securities. Investments are allocated among these sectors based on evaluations of the relative investment opportunities and investment risks presented by each sector as determined from time to time by the Fund's investment adviser.



Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                    This prospectus is dated  JULY 29, 1999.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary..............................    3
Fees and Expenses of the Fund....................    7
Investment Objectives, Policies and Risks........    8
Investment Advisory Services.....................   21
Purchase of Shares...............................   22
Redemption of Shares.............................   28
Distributions from the Fund......................   30
Shareholder Services.............................   30
Federal Income Taxation..........................   32
Financial Highlights.............................   34
Appendix -- Description of Securities Ratings....  A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                             INVESTMENT OBJECTIVES


The Fund is a mutual fund with a primary investment objective to seek to provide its shareholders with high current income. The Fund has a secondary investment objective of seeking capital appreciation.


                             INVESTMENT STRATEGIES


The Fund's management seeks to achieve the investment objectives by investing primarily in a portfolio of income securities selected from the following market sectors: U.S. government securities; domestic investment-grade income securities; domestic lower-grade income securities; foreign investment-grade income securities; and foreign lower-grade income securities. Investments are allocated among these sectors based on evaluations of the relative investment opportunities and investment risks presented by each sector as determined from time to time by the Fund's investment adviser. Under normal market conditions, at least 65% of the Fund's total assets are invested in U.S. dollar-denominated income securities and at least 40% of the Fund's total assets are invested in U.S. government securities and investment-grade income securities. Although the Fund is not required to invest a minimum amount of its assets in issuers of any one market sector, under normal market conditions, at least 10% of the Fund's total assets are invested in each of at least three of these sectors. A substantial portion of the Fund's total assets may be invested in lower-grade securities, commonly referred to as "junk bonds" and including securities in default, and in securities of foreign issuers, including securities of issuers from emerging markets countries. Investments in such securities involve significant risks. The Fund may invest mortgage-backed and asset-backed securities, stripped securities, and adjustable, variable or floating rate securities. The Fund may invest up to 20% of its assets in defaulted bank loans. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund borrows money for investment purposes, which creates the opportunity for increased return but also involves special risks. The Fund may purchase or sell certain derivative instruments (such as options, futures and options on futures, and interest rate swaps or other interest rate-related transactions) for various risk management and hedging purposes.


                                INVESTMENT RISKS


An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of income securities tend to fall as interest rates rise, and such declines tend to be greater among income securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent that the Fund invests in securities with longer maturities, the Fund will be subject to greater market risk than a fund investing solely in shorter-term securities. Lower-grade securities, especially those with long maturities or that do not make regular interest payments, may have more price volatility and may decline more in response to negative issuer or general economic news than higher-grade securities. Foreign markets may, but often do not, move in tandem with U.S. markets, and foreign markets may have more price volatility than U.S. markets.



Market risk is often greater among certain types of income securities, such as mortgage-backed or asset-backed securities, stripped securities or zero-coupon bonds. As interest rates change, these securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.



When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the Fund's outstanding commitments for these securities, the greater the Fund's exposure to market price fluctuation.

                               UNDERSTANDING
                              QUALITY RATINGS


Income securities ratings are based on the issuer's ability to pay interest and repay the principal. Securities with ratings above the line are considered "investment-grade," while those with ratings below the line are regarded as "noninvestment-grade," or "junk bonds." A detailed explanation of these ratings can be found in the appendix to this prospectus.



         S&P       Moody's    Meaning
------------------------------------------------------
         AAA       Aaa        Highest quality
 ......................................................
          AA       Aa         High quality
 ......................................................
           A       A          Above-average quality
 ......................................................
         BBB       Baa        Average quality
------------------------------------------------------
          BB       Ba         Below-average quality
 ......................................................
           B       B          Marginal quality
 ......................................................
         CCC       Caa        Poor quality
 ......................................................
          CC       Ca         Highly speculative
 ......................................................
           C       C          Lowest quality
 ......................................................
           D       --         In default
 ......................................................



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because the Fund may invest in securities with low-credit quality, the Fund is subject to a higher level of credit risk than a fund that buys only investment-grade securities. The credit quality of "noninvestment-grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenditures to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities are generally more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund's income risk.



PREPAYMENT OR CALL RISK. If interest rates fall, the principal on income securities held by the Fund may be prepaid, or "called," earlier than expected. If this happens, the proceeds from a prepaid security would be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.



The Fund may invest in pools of mortgages or other assets issued or guaranteed by private organizations or U.S. government agencies or instrumentalities. These securities are especially sensitive to prepayment risk because borrowers often refinance or prepay such debt obligations when interest rates decline.



EXTENSION RISK. The value of income securities tends to fall as interest rates rise. For mortgage-backed securities or other similar securities, if interest rates rise, borrowers may prepay the principal underlying the income security more slowly than originally expected, which may further reduce the market value of such security and lengthen its duration.



FOREIGN RISKS. Because the Fund will own securities of foreign issuers, it will be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. The risks of investing in developing or emerging markets (in which the Fund may invest) are greater than the risks generally associated with foreign investments, including greater political uncertainties, an economy's dependence on international development assistance, currency transfer restrictions, and greater delays and disruptions in settlement transactions.


BORROWING RISKS. The Fund may borrow money for investment purposes, which is known as "leverage." The Fund may use leverage to seek to enhance the income to shareholders, but the use of leverage creates the likelihood of greater volatility in the net asset value of the Fund's shares. Leverage also creates the risk that fluctuations in interest rates on leverage may adversely affect the return to shareholders and the Fund's ability to make dividend payments. To the extent that income from investments made with such borrowed money exceeds the interest payable and other expenses of the leverage, the Fund's net income will be less than if the Fund did not use leverage and the amount available for distributions to shareholders of the Fund will be reduced. The Fund's use of leverage also may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.


RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and options on futures, interest rate swaps and other interest-rate related transactions are examples of derivatives. Derivative investments involve risks different from direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.


NON-DIVERSIFICATION RISKS. The Fund is classified as a "non-diversified" fund, which means the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund. As a result, the Fund may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

MANAGER RISK. As with any managed fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE


In light of its objectives and investment strategies, the Fund may be appropriate for investors who:



- Seek high current income and, secondarily, seek capital appreciation over the long term.


- Are willing to take on the substantially increased risks of lower-grade securities in exchange for potentially higher income.


- Are willing to take on the increased risks associated with investing in foreign securities.


- Wish to add to their personal investment portfolio a fund that invests primarily in domestic and foreign issuers of income securities of any credit quality.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past five calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.

                                                                             ANNUAL RETURN
                                                                             -------------
'1994'                                                                          -16.19
'1995'                                                                           23.42
'1996'                                                                           12.83
'1997'                                                                            6.13
'1998'                                                                            -1.5

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the

Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the five-year period shown in the bar chart, the highest quarterly return was 11.48% (for the quarter ended June 30, 1995) and the lowest quarterly return was -9.55% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with two broad-based market indices that the Fund's management believes are applicable benchmarks for the Fund: the Lehman Brothers Aggregate Bond Index and a Composite of Salomon Brothers Indices.(1) The Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.

------------------
(1)This index is a composite reflecting 20% of each of the following Salomon Brothers Indices: Mortgage Index, High Yield Market Index, Corporate Index, Non-U.S. Dollar World Government Index and Brady Bond Index.


     Average Annual
      Total Returns              Past 5
         for the                 Years/
      Periods Ended     Past      Since
    December 31, 1998  1 Year   Inception
---------------------------------------------
    Van Kampen
    Strategic Income
    Fund -- Class A
    Shares             -6.19%     3.05%(1)
    Lehman Brothers
    Aggregate Bond
    Index               8.69%     7.27%(1)
    Composite of
    Salomon Brothers
    Indices             4.80%     7.98%(1)
 .............................................
    Van Kampen
    Strategic Income
    Fund -- Class B
    Shares             -5.93%     3.02%(1)
    Lehman Brothers
    Aggregate Bond
    Index               8.69%     7.27%(1)
    Composite of
    Salomon Brothers
    Indices             4.80%     7.98%(1)
 .............................................
    Van Kampen
    Strategic Income
    Fund -- Class C
    Shares             -3.20%     3.22%(1)
    Lehman Brothers
    Aggregate Bond
    Index               8.69%     7.27%(1)
    Composite of
    Salomon Brothers
    Indices             4.80%     7.98%(1)
 .............................................


Inception date: (1) 12/31/93.


The current yield for the thirty-day period ended March 31, 1999 is 8.32% for Class A Shares, 7.97% for Class B Shares and 7.97% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling
(800) 341-2911.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES

                   (fees paid directly from your investment)

                       Class A      Class B      Class C
                       Shares       Shares       Shares
------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a        4.75%(1)      None         None
percentage of
offering price)
 ............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption    None(2)      4.00%(3)     1.00%(4)
proceeds)
 ............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
(as a percentage of     None         None         None
offering price)
 ............................................................
Redemption fees (as a
percentage of amount    None         None         None
redeemed)
 ............................................................
Exchange fee            None         None         None
 ............................................................

(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 4.00% in the first year after purchase and declining thereafter as follows:
                                   Year 1-4.00%
                                   Year 2-3.75%
                                   Year 3-3.50%
                                   Year 4-2.50%
                                   Year 5-1.50%
                                   Year 6-1.00%
                                    After-None
   See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

                                  ANNUAL FUND

                               OPERATING EXPENSES

                 (expenses that are deducted from Fund assets)


                         Class A      Class B      Class C
                         Shares       Shares       Shares
--------------------------------------------------------------
Management                1.03%        1.03%        1.03%
Fees(1),(4)
 ..............................................................
Distribution and/or
Service (12b-1)           0.25%       1.00%(3)     1.00%(3)
Fees(2)
 ..............................................................
Other Expenses:
  Miscellaneous Other
     Expenses(4)          0.54%        0.55%        0.54%
  Interest                1.79%        1.80%        1.77%
Expenses(5)
 ..............................................................
Total Annual Fund
Operating Expenses(4)     3.61%        4.38%        4.34%
 ..............................................................



(1) The rate shown represents the effective Management Fees as a percentage of average daily net assets. Management Fees are calculated based on a percentage of average daily managed assets. For purposes of determining Management Fees, "daily managed assets" is the sum of the Fund's assets minus accrued liabilities other than the aggregate amount of any borrowings undertaken by the Fund. See "Investment Advisory Services."

(2) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."
(3) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(4) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's Management Fees or Other Expenses -- Miscellaneous Other Expenses such that actual Total Annual Fund Operating Expenses for the fiscal period ended March 31, 1999 were 3.32%, 4.09% and 4.05% for Class A Shares, Class B Shares and Class C Shares, respectively. The fee waivers or expense reimbursements can be terminated at any time.


(5) The Fund incurred financing expenses related to borrowings for investment purposes. Borrowings provide the opportunity for increased net income, but may increase the Fund's investment risk. "Total Annual Fund Operating Expenses" without regard to the interest expenses would have been 1.82%, 2.58% and 2.57% for Class A Shares, Class B Shares and Class C Shares, respectively. See "Financial Highlights" and "Investment Objectives, Policies and Risks."


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           One       Three        Five        Ten
                           Year      Years       Years       Years
-----------------------------------------------------------------------
Class A Shares             $821      $1,528      $2,255      $4,162
 .......................................................................
Class B Shares             $839      $1,676      $2,374      $4,361*
 .......................................................................
Class C Shares             $535      $1,315      $2,206      $4,486
 .......................................................................

You would pay the following expenses if you did not redeem your shares:

                           One       Three        Five        Ten
                           Year      Years       Years       Years
-----------------------------------------------------------------------
Class A Shares             $821      $1,528      $2,255      $4,162
 .......................................................................
Class B Shares             $439      $1,326      $2,224      $4,361*
 .......................................................................
Class C Shares             $435      $1,315      $2,206      $4,486
 .......................................................................

* Based on conversion to Class A Shares after eight years.


                             INVESTMENT OBJECTIVES,


                               POLICIES AND RISKS



The Fund's primary investment objective is to seek to provide its shareholders with high current income. The Fund has a secondary investment objective of seeking capital appreciation. The Fund's investment objectives are fundamental policies and may not be changed without the approval of a majority of shareholders of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objectives.



The Fund's investment adviser seeks to achieve the investment objectives by investing primarily in a portfolio of income securities selected from the following market sectors: U.S. government securities; domestic investment-grade income securities; domestic lower-grade income securities; foreign investment-grade income securities; and foreign lower-grade income securities. Under normal market conditions, at least 65% of the Fund's total assets are invested in U.S. dollar-denominated income securities. Under normal market conditions, at least 40% of the Fund's total assets are invested in U.S. government securities and investment-grade quality securities of U.S. and foreign issuers. Although the Fund is not required to invest a minimum amount of its assets in issuers of any one market sector, under normal market conditions, at least 10% of the Fund's total assets are invested in each of at least three of these sectors. The Fund does not intend to invest more than 25% of its total assets in any one industry or in securities of issuers (including foreign governments) located in any single country other than the U.S. The Fund may invest a substantial portion of its total assets (up to 60%) in lower-grade income securities, including securities in default. The Fund may invest a substantial portion of its total assets in securities of foreign issuers, including securities of issuers from emerging markets countries.


The Fund's investment adviser allocates the Fund's assets among various market sectors based on its evaluations of the relative investment opportunities and investment risks presented by income securities in such sectors from time to time. The Fund's investment adviser believes that, over time, market sectors become undervalued relative to the risks of investing in such sectors due to actual or perceived changes in interest rate cycles, business or economic conditions, rates of inflation, currency relationships, political factors, investor demand, new issue or secondary market supply and other factors. Accordingly, the relative investment performance of the various market sectors change over time, with the best performing sectors frequently changing from year-to-year. The Fund's investment adviser seeks to take advantage of these changes by allocating a greater proportion of the Fund's assets to those market sectors that it believes are undervalued. If successful, this strategy may enable the Fund to achieve a higher level of investment return over time than if the Fund invested exclusively in one market sector or if the Fund allocated a fixed proportion of its assets to each market sector. In addition, the Fund has a policy of investing, under normal market conditions, at least 10% of its total assets in each of at least three market sectors. This policy may, over time, enable the Fund to experience less volatility in income and net asset value than if the Fund invested exclusively in one market sector. The Fund is, however, more dependent on the Fund's investment adviser's ability to successfully evaluate the relative values of various market sectors as compared to a fund that does not seek to adjust sector allocations over time.


The Fund may invest in income securities of any maturity and denominated in any currency. The types of income securities in which the Fund may invest include the following: fixed or variable rate bonds, notes, bills or debentures; mortgage-backed and asset-backed securities; stripped income securities; discount, zero coupon or payment-in-kind securities; convertible securities; income-producing equity securities such as dividend paying common stock; preferred stock, convertible preferred stock and warrants or other equity securities acquired as units together with other income securities; bank debt obligations; short-term commercial paper; loan participations and assignments; assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of other income securities and securities whose principal or interest payments are indexed to changes in the values of currencies, interest rates, commodities or an index.


The value of income securities generally varies inversely with changes in prevailing interest rates. If interest rates rise, income security prices generally fall; if interest rates fall, income security prices generally rise. Shorter-term securities are generally less sensitive to interest rate changes than longer-term securities; thus, for a given change in interest rates, the market prices of shorter-maturity income securities generally fluctuate less than the market prices of longer-maturity income securities. Income securities with shorter maturities generally offer lesser yields than debt securities with longer maturities assuming all other factors, including credit quality, being equal. The Fund has no policy limiting the maturities of the individual income securities in which it may invest. Certain income securities are subject to additional market risks, see "Additional Information Regarding Certain Income Securities" below.


Credit risk refers to an issuer's ability to make timely payments of interest and principal. Under normal market conditions, the Fund invests at least 40% of its net assets in investment-grade quality income securities. Investment-grade quality securities are securities rated at the time of investment BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization ("NRSRO") or, if unrated, considered by the Fund's investment adviser to be of comparable quality. Credit quality at the time of purchase determines which securities may be acquired, and a subsequent reduction in ratings does not require the Fund to dispose of a security. Under normal market conditions, the Fund may invest up to 60% of it net assets in lower-grade securities, which are securities rated BB or lower by S&P or rated Ba or lower by Moody's or comparably rated by any other NRSRO or unrated securities of comparable quality. The Fund may purchase lower-grade securities with no minimum rating or quality standard limitation, including securities that are in default. The Fund will not, however, invest in any security that does not provide for, or that is not current in the payment of periodic interest or dividend distributions if as a result of such investment more than 20% of the Fund's total assets would at the time of investment be invested in such securities. Lower-grade securities tend to offer higher yields than higher-grade securities with the same maturities, but generally involve greater risks than higher-grade securities. Lower-grade securities are regarded by recognized rating agencies as predominantly speculative with respect to the issuer's continuing ability to pay interest and principal. The ratings assigned by the ratings agencies represent their opinions of the quality of the income securities they undertake to rate, but not the market value risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. See "Risks of Investing in Lower-Grade Securities" below. For further description of securities ratings, see the appendix to this prospectus.



The Fund invests in securities of U.S. and foreign issuers. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of investments in the portfolio and accrued income thereon. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. The Fund may engage in various foreign currency transactions (such as transactions in instruments such as forward foreign currency contracts, options on foreign currencies, foreign currency swap agreements, financial futures contracts and options thereon) for risk management or hedging purposes to seek to minimize adverse foreign currency exchange fluctuations. There can, however, be no assurance that the Fund will not be adversely affected by fluctuations in foreign currency exchange rates, and such risk management or hedging transactions also entail risks. See also "Risk of Investing in Securities of Foreign Issuers" below, "Other Investments and Risk Factors" below and the Fund's Statement of Additional Information.

                                 MARKET SECTORS


U.S. GOVERNMENT SECURITIES. U.S. government securities are obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. These obligations may be either direct obligations of the U.S. Treasury (such as U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds, U.S. government created strips under the Separate Trading of Registered Interest and Principal of Securities program (i.e. "STRIPS") or U.S. Treasury inflation-protected securities) or obligations issued or guaranteed by U.S. government agencies or instrumentalities (including government issued or guaranteed mortgage-backed securities, which are described in more detail under "Additional Information Regarding Certain Income Securities"). Of the obligations issued or guaranteed by agencies or instrumentalities, some are backed by the full faith and credit of the U.S. government and others are backed only by the right of the issuer to borrow from the U.S. Treasury. U.S. government securities generally are not rated, but are generally considered to be of at least the same credit quality as privately issued securities rated in the highest investment grade rating categories.



DOMESTIC INVESTMENT-GRADE INCOME SECURITIES. Domestic investment-grade income securities are income securities of domestic issuers rated investment-grade or, if not rated, determined by the Fund's investment adviser to be of comparable quality to investment-grade rated securities. Such securities are issued primarily by domestic corporations.



DOMESTIC LOWER-GRADE INCOME SECURITIES. Domestic lower-grade income securities are income securities of domestic issuers rated below investment-grade or, if not rated, determined by the Fund's investment adviser to be of comparable quality to securities rated below investment-grade. Lower-grade income securities commonly are referred to as "junk bonds." Such securities are issued primarily by domestic corporations. Investment in this sector may include interests or assignments in defaulted, non-performing or restructured income securities. See "Risks of Investing in Lower-Grade Securities" below.



FOREIGN INVESTMENT- GRADE INCOME SECURITIES. Foreign investment-grade income securities are income securities issued by non-domestic issuers and rated investment-grade or, if not rated, determined by the Fund's investment adviser to be of comparable quality to income securities rated investment-grade. Such securities may include income securities issued or guaranteed by foreign governments or their agencies or instrumentalities, central banks of foreign countries, supranational entities and corporations or other business entities. Such securities may be denominated in any currency. See "Risks of Investing in Foreign Securities" below.



FOREIGN LOWER-GRADE INCOME SECURITIES. Foreign lower-grade income securities are income securities issued by non-domestic issuers and rated below investment-grade or, if not rated, determined by the Fund's investment adviser to be of comparable quality to income securities rated below investment-grade. Lower-grade income securities commonly are referred to as "junk bonds". Such securities may include income securities issued or guaranteed by foreign governments or their agencies or instrumentalities, central banks of foreign countries, supranational entities and corporations or other business entities. Such securities may be denominated in any currency. Investments in this sector may include interests or assignments in defaulted, non-performing or restructured income securities. Issuers of foreign lower-grade income securities frequently will be located in emerging market countries. See "Risks of Investing in Lower-Grade Securities" below and "Risks of Investing in Foreign Securities" below.


                             RISKS OF INVESTING IN

                         LOWER-GRADE INCOME SECURITIES

The Fund may invest in lower-grade income securities, which securities are commonly known as "junk bonds." Securities which are in the lower-grade categories generally offer a higher current yield than is offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. The historical conditions of the issuers of such securities may not have been as strong as those of other issuers. These securities may be issued in connection with corporate restructuring such as leveraged buyouts, mergers, acquisitions, debt recapitalization or similar events. These securities are often issued by smaller, less creditworthy companies or companies with substantial debt and may include financially troubled companies or companies in default or in restructuring. Such securities often are subordinated to the prior claims of banks and other senior lenders. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities before investing in the Fund.

Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade debt securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. However, the secondary market prices of lower-grade debt securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade debt securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.


The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.

The Fund may invest in securities not producing immediate cash income when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


The Fund's investments in lower-grade securities may include securities rated D by S&P or C by Moody's (the lowest-grade assigned) and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Fund's investment adviser will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.


The Fund will not, however, invest in any security that does not provide for, or that is not current in the payment of, periodic interest or dividend distributions if, as a result of such investment, more than 20% of the Fund's total assets would, at the time of investment, be invested in such securities.


Many lower-grade debt securities are not listed for trading on any national securities exchange, and many issuers of lower-grade debt securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.



The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of S&P and Moody's in evaluating securities although the investment adviser does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market value risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Additionally, since most foreign income securities are not rated, the Fund will invest in such securities based on the Fund's investment adviser's analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade securities and foreign income securities, achievement of the Fund's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher-grade securities.

New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

The table below sets forth the percentages of the Fund's assets invested during the fiscal period ended March 31, 1999 in the various S&P and Moody's rating categories and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all income securities held by the Fund during the fiscal period ended March 31, 1999 computed on a monthly basis.


                                                 Unrated Securities
                           Rated Securities        of Comparable
                                (as a              Quality (as a
                            Percentage of          Percentage of
   Rating Category         Portfolio Value)       Portfolio Value)
-----------------------------------------------------------------------
AAA/Aaa                         33.00%                 0.00%
 .......................................................................
AA/Aa                           0.50%                  0.00%
 .......................................................................
A/A                             6.50%                  0.30%
 .......................................................................
BBB/Baa                         15.30%                 0.00%
 .......................................................................
BB/Ba                           26.20%                 2.50%
 .......................................................................
B/B                             13.20%                 1.10%
 .......................................................................
CCC/Caa                         0.50%                  0.50%
 .......................................................................
CC/Ca                           0.00%                  0.20%
 .......................................................................
C/C                             0.00%                  0.20%
 .......................................................................
D                               0.00%                  0.00%
 .......................................................................
Percentage of Rated
and Unrated                     95.20%                 4.80%
Securities
 .......................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those set forth above.

                             RISKS OF INVESTING IN

                         SECURITIES OF FOREIGN ISSUERS


The Fund may invest in securities of foreign issuers. Such securities may be denominated in U.S. dollars and in currencies other than U.S. dollars. Under normal market conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated securities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the investment adviser's assessment of the relative yield, appreciation potential and relationship of a country's currency to the U.S. dollar, which is based upon such factors as fundamental economic strength, credit quality and interest rate trends. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.



In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U. S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.


Investments in securities of developing or emerging markets are subject to greater risks than investments in securities of developed markets since emerging markets tend to have economic structures that are less diverse and mature and political systems that are less stable than developed markets.


In addition to the increased risks of investing in foreign issuers, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.

Since the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and unrealized appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's yield on such assets. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund's foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The risks of foreign investments should be considered carefully by an investor in the Fund.

                        ADDITIONAL INFORMATION REGARDING

                           CERTAIN INCOME SECURITIES

The Fund may invest in certain income securities that involve additional or special risks to those described above.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Fund may invest in mortgage-backed and asset-backed securities. A mortgage-backed security is a general obligation of the issuer, which generally is secured by mortgages or mortgage-backed collateral. Mortgage-backed securities may include securities issued or guaranteed by U.S. government agencies or instrumentalities or issued by private entities such as banks, savings and loans, mortgage bankers and other nongovernmental issuers. Mortgage-backed securities may directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. government or by private lenders and guaranteed directly or indirectly by U.S. government agencies or by private lenders without government guarantees. The underlying collateral may include whole mortgage loans or pass-through certificates secured by mortgage loans.



The yield and payment characteristics of mortgage-backed securities differ from traditional debt securities. Interest and principal prepayments are made more frequently, usually monthly, over the life of the mortgage loans and principal may be prepaid at any time because the underlying mortgages may be prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the yield to maturity of a mortgage-backed security. The value of most mortgage-backed securities, like traditional debt securities, tends to vary inversely with changes in interest rates (i.e., as interest rates increase, the value of such securities decrease). Mortgage-backed securities, however, may benefit less than traditional debt securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates. Prepayments shorten the life of the security and shorten the time over which the Fund receives income at the higher rate. Additionally, when mortgage loans underlying mortgage-backed securities held by the Fund are prepaid, the Fund then reinvests the prepaid amounts in other income securities, the yields of which will reflect interest rate prevailing at the time. Therefore, the Fund's ability to maintain a portfolio of higher-yielding mortgage-backed securities will be adversely affected by decreasing interest rates and the extent that prepayments occur which must be reinvested in securities which have lower yields. Any decline in the Fund's income in turn adversely affects the Fund's dividend payments and distribution to shareholders. Alternatively, during periods of rising interest rates, mortgage-backed securities are often more susceptible extension risk (i.e. rising interest rates could cause property owners to prepay their mortgages more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of the security) than traditional debt securities.


Asset-backed securities have structural characteristics similar to mortgage-backed securities, but have underlying assets such as automobile and credit card receivables and home equity loans. Asset-backed securities generally do not have the benefit of a security interest in such collateral like mortgage-backed securities. Although the assets underlying asset-backed securities generally are of a shorter maturity than mortgage loans and historically have been less likely to experience substantial prepayments, no assurance can be given as to the actual maturity of an asset-backed security because prepayments of principal may be made at any time.


The Fund may invest in real estate mortgage investment conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. CMOs are debt obligations collateralized by whole mortgage loans or mortgage pass-through securities held under an indenture issued by financial institutions or other mortgage lenders or issued or guaranteed by agencies or instrumentalities of the U.S. government. REMICs and CMOs generally are issued in a number of classes or series with different payment characteristics and maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Such securities are subject to market risk, prepayment risk and extension risk; and certain classes or series may have more or less volatility depending upon the predictability of cash flow for such class or series. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).



Additional information regarding, mortgage-backed and asset-backed securities, REMICs and CMOs is contained in the Fund's Statement of Additional Information.


STRIPPED INCOME SECURITIES. Stripped income securities are derivative obligations representing an interest in all or a portion of the interest or principal components of an underlying security or pool of securities or other assets. The Fund may invest in stripped income securities issued by agencies or instrumentalities of the U.S. government or by private originators, including stripped mortgage-backed related securities. Stripped securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of underlying assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. PO securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Furthermore, if the underlying assets experience slower than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities and, to the extent the Fund invests in IOs and POs, such investments increase the risk of fluctuations in the net asset value of the Fund. Although the market for stripped securities is increasingly liquid, certain of such securities may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities.


VARIABLE AND FLOATING RATE SECURITIES. In addition to traditional fixed-income securities, the Fund may invest in income securities with variable or floating rate interest or dividend payments. Variable or floating rate securities bear rates of interest that are adjusted periodically according to formula intended to reflect market rates of interest. Variable or floating rate securities allow the Fund to participate in increase in interest rate through upward adjustments of the coupon rates on such securities. However, during periods of increasing interest rates, changes in the coupon rates may lag the change in market rates or may have limits on the maximum increase in coupon rates. Alternative, during period of declining interest rates, the coupon rates on such securities readjust downward resulting in lower yield to the Fund. The Fund also may invest in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate. Investment in such securities involve special risks as compared to a fixed-rate security. The extent of increases and decreases in the value of derivative variable rate securities and the corresponding change to the net asset value of the Fund in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed and have less liquidity than the markets for conventional securities.



DISCOUNT, ZERO-COUPON AND PAYMENT-IN-KIND SECURITIES. The Fund may invest in securities sold at a substantial discount from their value at maturity, such as zero coupon and payment-in-kind securities, when the Fund's investment adviser believes the effective yield on such securities over comparable instruments paying current cash income makes these investments attractive. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Because such securities do not entitle the holder to any periodic payments of interest prior to maturity, this prevents the reinvestment of such interest payments if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, "zero coupon" securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. In addition, the amount of non-cash interest income earned on such instruments is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


PREMIUM SECURITIES. The Fund may purchase income securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Fund's net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, warrant or other income security that may be converted into or exchanged for a specified amount of common stock or other security of the same or a different issuer within a particular period of time and at a specified price or formula. A convertible security entitles the holder to receive interest income on debt securities or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

EQUITY FEATURES. Income securities may involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits). At times, the Fund may also acquire warrants and other equity securities in connection with the purchase of income securities.

BRADY BONDS. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are typically from a debtor nation restructuring outstanding external commercial bank indebtedness. Brady Bonds generally are based on issuers with a history of defaults with respect to commercial bank loans and therefore are often viewed as speculative. A more complete description of Brady Bonds is contained in the Fund's Statement of Additional Information.

SOVEREIGN DEBT. In addition to Brady Bonds, the Fund may invest in sovereign or sovereign-related debt obligations, including obligations of supranational entities. Sovereign debt differs from debt obligations of private entities in that, generally, remedies for defaults for defaults must be pursued in the courts of the defaulting party and the legal recourse in enforcing a sovereign debt is often limited. At certain times, certain countries (particularly emerging market countries) have declared a moratoria on the payment of principal and interest on external debt. Such investments may include participations and assignments of sovereign bank debt, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt.


LOANS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.



STRUCTURED INVESTMENTS. The Fund may invest a portion of its assets in "structured investments" which are interests in entities organized and operated for the purpose of restructuring the investment characteristics of other securities. This type of restructuring involves the deposit with or purchase by an entity of debt securities (such as mortgages, bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities, backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued securities to create different investment characteristics such as varying maturities, payment priorities and interest rate provisions.


PRIVATE PLACEMENTS. The Fund may invest in income securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the OTC secondary market. A significant portion of the high yield, high risk bond market is privately placed securities or restricted securities sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. The Fund monitors the liquidity of such securities and securities not considered liquid are subject to the Fund's limitation on illiquid securities. Certain of the Fund's direct investments, particularly in emerging foreign markets, may include investments in smaller, less seasoned companies, which may involve greater risks. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.



INDEXED INCOME SECURITIES. The Fund may invest in income securities that are indexed to certain specific foreign currency exchange rates, interest rates or other reference rates. The terms of such securities provide that their principal or income amounts may be adjusted upwards or downwards (but ordinarily not below zero) at maturity to reflect changes in the exchange rate between two currencies (or other rates) while the obligations are outstanding.


                           OTHER INVESTMENT PRACTICES

                                AND RISK FACTORS

WHEN-ISSUED AND DELAYED DELIVERY. The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

STRATEGIC TRANSACTIONS. The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.


The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions to enhance potential gain, although no more than 5% of the Fund's total assets will be committed to certain Strategic Transactions for non-hedging purposes.


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic

Transactions depends on the Fund's investment adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.

OTHER PRACTICES. For cash management and investment purposes, the Fund may engage in repurchase agreements with banks and broker-dealers in an amount up to 20% of the Fund's total assets. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund is authorized to borrow money from banks and engage in reverse repurchase agreements and dollar rolls in an aggregate amount up to 33 1/3% of the Fund's total assets (including the amount borrowed) for investment purposes. The use of such transactions to purchase additional securities is known as "leverage." Leverage transactions create an opportunity for increased net income but, at the same time, may increase the volatility of the Fund's net asset value as a result of fluctuations in market interest rates and increase the risk of the Fund's portfolio. The principal amount of these transactions is fixed when the transaction is opened, but the Fund's assets may change in value during the time these transactions are outstanding. As a result, interest expenses and other costs from these transactions may exceed the interest income and other revenues earned from portfolio assets, and the net income of the Fund may be less than if these transactions were not used. Bank borrowing may be done on a secured or unsecured basis. The Fund may pay various fees and expenses in connection with the borrowing, and the loan agreements may contain covenants or restrictions on certain investment practices in which the Fund may otherwise be permitted to engage. During periods in which the Fund is utilizing leverage, the fees paid to the Fund's investment adviser will be higher than if the Fund did not utilize leverage because the fees paid will be calculated on the basis of the average daily managed assets of the Fund, including proceeds from leverage transactions.


Reverse repurchase agreements are transactions in which the Fund sells certain securities concurrently with an agreement to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on such securities. Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on such securities. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement.


The Fund may lend its portfolio securities in an amount up to 50% of its total assets to broker-dealers, banks or other recognized institutional borrowers of securities. Such loans must be callable at any time and the borrower at all times during the loan must maintain cash or liquid securities as collateral or provide the Fund an irrevocable letter of credit equal to at least 100% of the value of the securities loaned (including accrued interest). During the time portfolio securities are on loan, the Fund receives any dividends or interest paid on such securities and receives the interest earned on the collateral which is invested in short-term instruments or receives an agreed-upon amount of interest income from the borrower who has delivered the collateral or letter of credit. As with any extensions or credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.


The Fund may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund is obligated to collateralize its obligation to replace the borrowed security with cash or other liquid securities. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. The short sale of a security is considered a speculative investment technique. The market value of the security sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.



Although the Fund does not intend to engage in substantial short-term trading, it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. Increases in the Fund's transaction costs would impact the Fund's performance. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, repurchase agreements and in investment grade corporate debt securities. Under normal market conditions, the potential for current income or capital appreciation on these securities will tend to be lower than the potential for current income or capital appreciation on other securities that could be owned by the Fund. The Fund may not achieve its investment objective if it takes a defensive position.


YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. These risks may be more acute in certain foreign countries, particularly emerging market countries. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.


                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $75 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily managed assets of the Fund as follows:

    Average Daily Managed Assets   % Per Annum
---------------------------------------------------
    First $500 million            0.75 of 1.00%
 ...................................................
    Next $500 million             0.70 of 1.00%
 ...................................................
    Over $1 billion               0.65 of 1.00%
 ...................................................


For purposes of determining the investment advisory fee, "daily managed assets" shall mean the sum of the Fund's assets minus the accrued liabilities other than the aggregate amount of any borrowings (whether from banks, reverse repurchase agreement, dollar rolls or otherwise) undertaken by the Fund. Applying this fee schedule, the Fund paid the Adviser an advisory fee at the effective rate of 0.75% of the Fund's average daily managed assets (or 1.03% of the Fund's average daily net assets) for the Fund's fiscal period ended March 31, 1999.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").

PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Fund is managed by a management team led by Peter W. Hegel, an Executive Vice President of the Adviser and Asset

Management. Mr. Hegel has been employed by the Adviser since April 1983 and with Asset Management since June 1995.



Robert J. Hickey, Vice President of the Adviser and Asset Management has been primarily responsible for the day-to-day management of the Fund's portfolio since January 1995. Mr. Hickey joined the Adviser in 1988 and became Assistant Vice President in January 1993. Mr. Hickey has been a Vice President of the Adviser and Asset Management since June 1995.



Thomas J. Slefinger, Senior Vice President of the Adviser and Asset Management, has been employed by the Adviser since July 1989 and Asset Management since June 1995. Mr. Slefinger was previously a First Vice President with the Adviser and Asset Management.



John R. Reynoldson has been Senior Vice President of Asset Management since July 1991 and Senior Vice President of the Adviser since June 1995. Mr. Reynoldson was previously a Vice President with Asset Management.



Kelly Gilbert joined the Adviser and Asset Management in September 1995 and became an Assistant Vice President in December 1997. Ms. Gilbert has been a Vice President of the Adviser and Asset Management since February 1999. Prior to September 1995, Ms. Gilbert was a Corporate Bond Trader at ABN AMRO, N.A., a foreign owned bank.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.

Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.

Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund generally is determined once daily as of 5:00 p.m. Eastern time on each U.S. business day (i.e. each day the New York Stock Exchange is open for trading) except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset values per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Fund's Board of Trustees. Securities for which market quotations are not readily available are valued at a fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees. Short-term investments with a maturity of 60 days or less when purchased are valued at cost plus interest earned (amortized cost), which approximates market value.

Trading in securities on many foreign securities exchanges (including European and Far Eastern securities exchanges) and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.


The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, once daily as of 5:00 p.m. Eastern time on each U.S. business day. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.


If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined in good faith by the Adviser based in accordance with procedures established by the Fund's Board of Trustees.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.



The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.



Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gains dividends.


Under the Distribution Plan and Service Plan, the Fund may spend a total of 0.25% per year of the average daily net assets with respect to the Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class A Shares for the ongoing provision of services to Class A shareholders by the Distributor and by brokers, dealers or financial intermediaries and for the maintenance of such shareholders' accounts.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within six years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      3.75%
 ................................................
    Third                       3.50%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth                       1.00%
 ................................................
    Seventh and After           None
 ................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.



The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the last day of the month.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the average daily net assets with respect to the Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class B Shares for the ongoing provision of services to Class B shareholders by the Distributor and by brokers, dealers or financial intermediaries and for the maintenance of such shareholders' accounts.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.


In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.


Under the Distribution Plan, the Fund may spend up to 0.75% per year of the average daily net assets with respect to the Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to the Class C Shares for the ongoing provision of services to Class C shareholders by the Distributor and by brokers, dealers or financial intermediaries and for the maintenance of such shareholders' accounts.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by involuntary liquidation by the Fund of a shareholder's account as described under the heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is within 180 days after the redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the time of the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter and any of its subsidiaries and such persons' families and their beneficial accounts.



(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.


(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of

    1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or
    (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES

Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption to be in proper form. In some cases, however, additional documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen

Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

OTHER REDEMPTION INFORMATION. The Fund may redeem shares of any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.

                          DISTRIBUTIONS FROM THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains dividends.


DIVIDENDS. Interest earned from investments is the Fund's main source of income. The Fund's present policy, which may be changed at any time by the Board of Trustees is to distribute all or substantially all of this income, less expenses, monthly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders as capital gains dividends at least annually. As in the case of dividends, capital gains dividends are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.


To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.


When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privileges to such shareholders. For further information on these restrictions see the Statement of Additional Information. The Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

                            FEDERAL INCOME TAXATION


Distributions of the Fund's net investment income (consisting generally of taxable income and net short-term capital gains) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gains dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Capital gains dividends may be taxed at different rates depending on how long the Fund held the securities. The Fund expects that its distributions will consist primarily of ordinary income and capital gains dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held such shares.

The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their U.S. tax advisers concerning the tax consequences to them of an investment in shares.

The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income and 98% of its capital gains net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding or disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                    Class A Shares                                            Class B Shares
                                                                                     From
                                                                                 December 31,
                                                                                     1993
                               Nine                                              (Commencement     Nine
                              Months                                             of Investment    Months
                               Ended              Year Ended June 30,             Operations)      Ended     Year Ended June 30,
                             March 31,   -------------------------------------    to June 30,    March 31,   -----------------
                               1999       1998      1997      1996      1995         1994          1999       1998      1997
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period............   $12.286    $12.778   $12.065    11.704   $11.975        $14.300     $12.286    $12.779   $12.069
                              -------    -------   -------   -------   -------      -------       -------    -------   -------
  Net Investment Income....      .679      0.973     1.019     1.013     0.657          0.566        .622      0.878     0.920
  Net Realized and
    Unrealized Gain/ Loss..    (1.236)     (.489)    0.714     0.446     0.272         (2.391)     (1.243)     (.491)    0.717
                              -------    -------   -------   -------   -------      -------       -------    -------   -------

Total from Investment
  Operations...............     (.557)     0.484     1.733     1.459     0.929         (1.825)      (.621)     0.387     1.637
                              -------    -------   -------   -------   -------      -------       -------    -------   -------

Less:
  Distributions from and in
    Excess of Net
    Investment Income......      .711      0.976     1.020     1.098     0.793          0.500        .639      0.880     0.927
  Return of Capital
    Distributions..........       -0-        -0-       -0-       -0-     0.407            -0-         -0-        -0-       -0-
                              -------    -------   -------   -------   -------      -------       -------    -------   -------
Total Distributions........      .711      0.976     1.020     1.098     1.200          0.500        .639      0.880     0.927
                              -------    -------   -------   -------   -------      -------       -------    -------   -------

Net Asset Value, End of the
  Period...................   $11.018    $12.286   $12.778   $12.065   $11.704        $11.975     $11.026    $12.286   $12.779
                              =======    =======   =======   =======   =======      =======       =======    =======   =======

Total Return*(a)...........    (4.47%)**   3.89%    14.92%    12.92%     8.46%        (12.83%)**    (4.99)**   3.11%    13.98%
Net Assets at End of the
  Period (In millions).....     $41.8      $45.3     $43.8     $33.8     $29.6          $24.5       $62.8      $76.2     $76.2
Ratio of Expenses to
  Average Net Assets*......     1.53%      1.68%     1.81%     1.84%     1.98%          1.88%       2.29%      2.44%     2.57%
Ratio of Interest Expense
  to Average Net Assets....     1.79%      1.69%     1.99%     2.27%     2.38%           .96%       1.80%      1.69%     1.98%
Ratio of Net Investment
  Income to Average Net
  Assets*..................     8.06%      7.72%     8.12%     8.34%     5.88%          9.27%       7.30%      6.96%     7.33%
Portfolio Turnover.........      282%**     523%      474%      343%      253%           114%**      282%**     523%      474%

 *  If certain expenses had not been assumed by the Adviser, Total Return would have been lower and the ratios would have been as follows:

    Ratio of Operating
      Expenses to Average
      Net Assets...........     1.82%      1.78%     1.86%     1.92%       N/A          N/A         2.58%      2.54%     2.61%
    Ratio of Net Investment
      Income to Average Net
      Assets...............     7.78%      7.63%     8.07%     8.26%       N/A          N/A         7.02%      6.86%     7.28%

                                 Class B Shares                                            Class C Shares
                                                        From
                                                    December 31,
                                                        1993
                                                    (Commencement     Nine
                                                    of Investment    Months
                           ear Ended June 30,
                               ------------------    to June 30,    March 31,   -------------------------------------
                                 1996      1995         1994          1999       1998      1997      1996      1995
Net Asset Value, Beginning
  of the Period............     $11.706   $11.968        $14.300     $12.274    $12.768   $12.059   $11.699   $11.966
                                -------   -------      -------       -------    -------   -------   -------   -------
  Net Investment Income....       0.926     0.585          0.515        .607      0.876     0.913     0.944     0.598
  Net Realized and
    Unrealized Gain/ Loss..       0.443     0.245         (2.392)     (1.229)     (.490)    0.723     0.422     0.227
                                -------   -------      -------       -------    -------   -------   -------   -------
Total from Investment
  Operations...............       1.369     0.830         (1.877)      (.622)     0.386     1.636     1.366     0.825
                                -------   -------      -------       -------    -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net
    Investment Income......       1.006     0.722          0.455        .639      0.880     0.927     1.006     0.722
  Return of Capital
    Distributions..........         -0-     0.370            -0-         -0-        -0-       -0-       -0-     0.370
                                -------   -------      -------       -------    -------   -------   -------   -------
Total Distributions........       1.006     1.092          0.455        .639      0.880     0.927     1.006     1.092
                                -------   -------      -------       -------    -------   -------   -------   -------
Net Asset Value, End of the
  Period...................     $12.069   $11.706        $11.968     $11.013    $12.274   $12.768   $12.059   $11.699
                                =======   =======      =======       =======    =======   =======   =======   =======
Total Return*(a)...........      12.06%     7.62%        (13.21%)**   (5.01%)**   3.03%    13.99%    12.07%     7.53%
Net Assets at End of the
  Period (In millions).....       $61.9     $52.6          $46.4        $4.0       $3.9      $3.8      $3.1      $1.7
Ratio of Expenses to
  Average Net Assets*......       2.59%     2.68%          2.63%       2.28%      2.44%     2.56%     2.58%     2.69%
Ratio of Interest Expense
  to Average Net Assets....       2.26%     2.38%           .96%       1.77%      1.69%     1.98%     2.22%     2.38%
Ratio of Net Investment
  Income to Average Net
  Assets*..................       7.58%     5.30%          8.48%       7.29%      6.96%     7.31%     7.49%     5.92%
Portfolio Turnover.........        343%      253%           114%**      282%**     523%      474%      343%      253%
 *  If certain expenses had
    as follows:
    Ratio of Operating
      Expenses to Average
      Net Assets...........       2.67%       N/A          N/A         2.57%      2.54%     2.61%     2.66%       N/A
    Ratio of Net Investment
      Income to Average Net
      Assets...............       7.50%       N/A          N/A         7.01%      6.87%     7.27%     7.41%       N/A


                                 From
                             December 31,
                                 1993
                             (Commencement
                             of Investment
                              Operations)
                              to June 30,
                                 1994
Net Asset Value, Beginning
  of the Period............       $14.300
                                -------
  Net Investment Income....         0.509
  Net Realized and
    Unrealized Gain/ Loss..        (2.388)
                                -------
Total from Investment
  Operations...............        (1.879)
                                -------
Less:
  Distributions from and in
    Excess of Net
    Investment Income......         0.455
  Return of Capital
    Distributions..........           -0-
                                -------
Total Distributions........         0.455
                                -------
Net Asset Value, End of the
  Period...................       $11.966
                                =======
Total Return*(a)...........       (13.21%)**
Net Assets at End of the
  Period (In millions).....          $2.1
Ratio of Expenses to
  Average Net Assets*......         2.65%
Ratio of Interest Expense
  to Average Net Assets....          .95%
Ratio of Net Investment
  Income to Average Net
  Assets*..................         8.36%
Portfolio Turnover.........          114%**
 *  If certain expenses had
    as follows:
    Ratio of Operating
      Expenses to Average
      Net Assets...........         N/A
    Ratio of Net Investment
      Income to Average Net
      Assets...............         N/A


** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.


N/A = Not Applicable   See Notes to Financial Statements.

                            APPENDIX -- DESCRIPTION
                             OF SECURITIES RATINGS

STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:

A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

2. Nature of and provisions of the obligation:

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.
                     1. LONG-TERM DEBT -- INVESTMENT GRADE

AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                              2. COMMERCIAL PAPER

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1: The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                               3. PREFERRED STOCK

A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

i. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

ii. Nature of, and provisions of, the issuer.

iii. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, B and CCC: Preferred stock rated "B", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations.

"BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

C: A preferred stock rated "C" is a nonpaying issue.

D: A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

MOODY'S INVESTORS SERVICE -- a brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investors Service) follows:

                               1. LONG-TERM DEBT

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated a possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                               2. SHORT-TERM DEBT

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well-established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins is earnings coverage of fixed financial charges and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

                               3. PREFERRED STOCK

Preferred stock rating symbols and their definitions are as follows:

AAA: As issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUND INFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com

                        VAN KAMPEN STRATEGIC INCOME FUND
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser

                      VAN KAMPEN INVESTMENT ADVISORY CORP.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.

                                 PO Box 218256


                           Kansas City, MO 64121-8256

                     Attn: Van Kampen Strategic Income Fund

                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713
                     Attn: Van Kampen Strategic Income Fund

                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants

                                    KPMG LLP
                             303 East Wacker Drive
                               Chicago, IL 60601

                                  VAN  KAMPEN
                            STRATEGIC  INCOME  FUND

                                   PROSPECTUS

                                 JULY 29, 1999


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.


                 You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.

                            [VAN KAMPEN FUNDS LOGO]
                                             The Fund's Investment Company Act
File No. is 811-4629.
                                                                    SIF PRO 7/99

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                                HIGH YIELD FUND

     Van Kampen High Yield Fund (the "Fund") is a mutual fund with a primary investment objective to seek to provide a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund's management seeks to achieve the investment objectives by investing primarily in a diversified portfolio of medium- and lower-grade domestic corporate debt securities.

     The Fund is organized as a diversified series of the Van Kampen Trust, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).
                 ---------------------------------------------

                               TABLE OF CONTENTS
                 ---------------------------------------------


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objectives and Policies..........................    B-4
Strategic Transactions......................................    B-9
Investment Restrictions.....................................    B-18
Trustees and Officers.......................................    B-20
Investment Advisory Agreement...............................    B-31
Other Agreements............................................    B-32
Distribution and Service....................................    B-33
Transfer Agent..............................................    B-37
Portfolio Transactions and Brokerage Allocation.............    B-37
Shareholder Services........................................    B-39
Redemption of Shares........................................    B-42
Contingent Deferred Sales Charge-Class A....................    B-42
Waiver of Class B and Class C Contingent Deferred Sales
  Charge....................................................    B-43
Taxation....................................................    B-45
Fund Performance............................................    B-50
Other Information...........................................    B-54
Report of Independent Accountants...........................    F-1
Financial Statements........................................    F-2
Notes to Financial Statements...............................    F-19



        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 29, 1999.

GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio, such as the Fund. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.

     The Trust was originally organized in 1986 under the name Van Kampen Merritt Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was organized in 1986 under the name Van Kampen Merritt High Yield Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital High Yield Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.



     Morgan Stanley Dean Witter and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of July 8, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                     Amount of
                                                    Ownership at        Class        Percentage
          Name and Address of Holder                July 8, 1999      of Shares      Ownership
          --------------------------                ------------      ---------      ----------
Van Kampen Trust Company......................      2,381,382.39          A             8.14%
  2800 Post Oak Blvd.                                 781,130.76          B             5.38%
  Houston, TX 77056
Merrill Lynch Pierce Fenner & Smith Inc.......        802,379.29          B             5.53%
For the Sole Benefit of its Customers                 248,018.95          C            16.67%
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484


------------------------------------

     Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

INVESTMENT OBJECTIVES AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS


     The Fund may engage in repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described below. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.


     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.


"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may purchase and sell portfolio securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements with respect to securities which could otherwise be sold by the Fund. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

     The Fund will establish a segregated account with its custodian in which it will maintain cash or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. No more than 5% of the Fund's total assets may be invested in bank borrowings and reverse repurchase agreements.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that such loans are at all times secured by cash collateral that is at least equal to the market value, determined daily, of the loaned securities and such loans are callable at any time by the Fund. The advantage of such loans is that the Fund continues to receive the interest or dividends on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations. The Fund may pay reasonable finders', administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.

     If the borrower fails to maintain the requisite amount of collateral or return securities borrowed upon proper request, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gains or loss in the market price during the loan would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

DISCOUNT, ZERO COUPON SECURITIES AND PAYMENT-IN-KIND SECURITIES

     The Fund may invest in securities sold at a substantial discount from their value at maturity. Such securities include "zero coupon" and payment-in-kind securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on such securities either in cash or additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

     Federal tax law requires that a holder of a zero coupon security accrue a portion of the original issue discount on the security and to include the "interest" on payment-in-kind securities as income each year, even though the holder receives no interest payment on the security during the year. Federal tax law also requires that entities such as the Fund which seek to qualify for pass-through federal income tax treatment as regulated investment companies distribute substantially all of their net investment income each year, including non-cash income. Accordingly, although the Fund will receive no payments on its zero coupon or payment-in-kind securities prior to their maturity or disposition, it will have income attributable to such securities, and it will be required, in order to maintain the desired tax treatment, to include in its dividends an amount equal to the income attributable to its zero coupon and payment-in-kind securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise might not have done so. To the extent the proceeds from any such dispositions are used by the Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result the Fund's current income ultimately may be reduced.

CONVERTIBLE SECURITIES


     Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other security of the same or a different issuer within a particular period of time and at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible income securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by domestic companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.


     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments.

PREFERRED STOCK

     Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to other income securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on income securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer's board. Preferred stock also may be subject to optional or mandatory redemption provisions.


LOANS



     The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.


STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various investment strategies as described below to earn income, facilitate portfolio management, and mitigate risks. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Among other things, Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.


     The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to 25% of the Fund's net assets, for non-hedging purposes. When the Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. In addition, the Fund would need to replace the underlying securities at prices which may not be advantageous to the Fund. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.


     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.


     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of these futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.

     General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.



     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). Certain OTC options may be illiquid and subject to the Fund's limitation on illiquid securities.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities, indices, currencies and futures. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes, for duration management and for risk management purposes. Futures generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

     Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     Combined Transactions. Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


     The Fund may enter into swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least
"A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms now act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.


     Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.


     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash or liquid securities.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of
(i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:

      1. Purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its instrumentalities) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations, and except that the Fund may purchase securities of other investment companies without regard to such limitations to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act.

      2. Invest more than 25% of its assets in a single industry. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

      3. Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the Statement of Additional Information and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions as described in the Prospectus or herein.

      4. Make loans, except that the Fund may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph 1 above, may enter into repurchase agreements, and may lend its portfolio securities against collateral consisting of cash or of securities issued or guaranteed by the U.S. government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest.

      5. Sell any securities "short", unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

      6. Write, purchase, or sell puts, calls or combinations thereof, or purchase or sell interest rate futures contracts or related options, except that the Fund may write covered call options with respect to its portfolio securities and enter into closing purchase transactions with respect to such options, to a maximum of 25% of its net assets and except that the Fund may invest in hedging instruments as described in the Prospectus and the Statement of Additional Information from time to time.

      7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

      8. Make investments for the purpose of exercising control or management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act.

      9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act.

     10. Invest in interests in oil, gas, or other mineral exploration or development programs.

     11. Purchase or sell real estate, commodities, or commodity contracts, except for investments in hedging instruments as described in the Prospectus and this Statement of Additional Information from time to time.

TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES


                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of
1632 Morning Mountain Road                  the funds in the Fund Complex. Co-founder,
Raleigh, NC 27614                           and prior to August 1996, Chairman, Chief
Date of Birth: 07/14/32                     Executive Officer and President, MDT
                                            Corporation (now known as Getinge/Castle,
                                            Inc., a subsidiary of Getinge Industrier AB),
                                            a company which develops, manufactures,
                                            markets and services medical and scientific
                                            equipment.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological
Barrington Place, Building 4                company. Trustee/Director of each of the
18 E. Dundee Road, Suite 101                funds in the Fund Complex. Prior to January
Barrington, IL 60010                        1999, Chairman and Chief Executive Officer of
Date of Birth: 09/16/38                     The Allstate Corporation ("Allstate") and
                                            Allstate Insurance Company. Prior to January
                                            1995, President and Chief Executive Officer
                                            of Allstate. Prior to August 1994, Mr. Choate
                                            held various management positions at
                                            Allstate.
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of
Two World Trade Center                      International Private Client Group, a
66th Floor                                  division of Morgan Stanley Dean Witter.
New York, NY 10048                          Director of Dean Witter Reynolds Inc.
Date of Birth: 10/12/52                     Chairman and Director of Dean Witter Capital
                                            Corporation. Chairman, Chief Executive
                                            Officer, President and Director of Dean
                                            Witter Alliance Capital Corporation, Director
                                            of the National Healthcare Resources, Inc.,
                                            Dean Witter Realty Inc., Dean Witter Reynolds
                                            Venture Equities Inc., DW Window Covering
                                            Holding, Inc. and is a member of the Morgan
                                            Stanley Dean Witter Management Committee.
                                            Trustee of the TCW/DW Funds, Director of the
                                            Morgan Stanley Dean Witter Funds and
                                            Trustee/Director of other funds in the Fund
                                            Complex. Prior to March 1999, Chairman, Chief
                                            Executive Officer, President and Director of
                                            Morgan Stanley Dean Witter Distributors, Inc.
                                            Prior to January 1999, Chairman of Dean
                                            Witter Futures & Currency Management Inc. and
                                            Demeter Management Corporation. Prior to
                                            December 1998, President and Chief Operating
                                            Officer of Morgan Stanley Dean Witter
                                            Individual Asset Management and Director of
                                            Morgan Stanley Dean Witter Trust FSB.
                                            Formerly Vice Chairman of the Board of the
                                            National Association of Securities Dealers,
                                            Inc. and Chairman of the Board of the Nasdaq
                                            Stock Market, Inc.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an
Sears Tower                                 executive search firm. Trustee/Director of
233 South Wacker Drive                      each of the funds in the Fund Complex. Prior
Suite 7000                                  to 1997, Partner, Ray & Berndtson, Inc., an
Chicago, IL 60606                           executive recruiting and management
Date of Birth: 06/03/48                     consulting firm. Formerly, Executive Vice
                                            President of ABN AMRO, N.A., a Dutch bank
                                            holding company. Prior to 1992, Executive
                                            Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago
                                            Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member
                                            of the Women's Board of the University of
                                            Chicago. Prior to 1996, Trustee of The
                                            International House Board.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund
11 DuPont Circle, N.W.                      of the United States. Trustee/Director of
Washington, D.C. 20016                      each of the funds in the Fund Complex.
Date of Birth: 02/29/52                     Formerly, advisor to the Dennis Trading Group
                                            Inc. Prior to 1992, President and Chief
                                            Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation,
                                            a private foundation.
Jack E. Nelson............................  President and owner, Nelson Investment
423 Country Club Drive                      Planning Services, Inc., a financial planning
Winter Park, FL 32789                       company and registered investment adviser.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage
                                            Services Inc., a member of the National
                                            Association of Securities Dealers, Inc. and
                                            Securities Investors Protection Corp.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.
Don G. Powell*............................  Currently a member of the Board of Governors
2800 Post Oak Blvd.                         and Executive Committee for the Investment
Houston, TX 77056                           Company Institute, and a member of the Board
Date of Birth: 10/19/39                     of Trustees of the Houston Museum of Natural
                                            Science. Trustee/ Director of certain
                                            open-end investment companies in the Fund
                                            Complex and Trustee/Managing General Partner
                                            of other funds advised by the Advisers or Van
                                            Kampen Management Inc. Immediate past
                                            Chairman of the Investment Company Institute.
                                            Prior to January 1999, Chairman and Director
                                            of Van Kampen Investments, the Advisers, the
                                            Distributor, and Investor Services and
                                            Director or officer of certain other
                                            subsidiaries of Van Kampen Investments. Prior
                                            to July 1998, Director and Chairman of VK/AC
                                            Holding, Inc. Prior to November 1996,
                                            President, Chief Executive Officer and
                                            Director of VK/AC Holding, Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The
One ServiceMaster Way                       ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of
Date of Birth: 07/08/44                     Illinois Tool Works, Inc., a manufacturing
                                            company and the Urban Shopping Centers Inc.,
                                            a retail mall management company. Trustee,
                                            University of Notre Dame. Trustee/ Director
                                            of each of the funds in the Fund Complex.
                                            Prior to 1998, Director of Stone Smurfit
                                            Container Corp., a paper manufacturing
                                            company. Formerly, President, Chief Executive
                                            Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services
                                            company.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean
155 Hickory Lane                            of the Graduate School, Stevens Institute of
Closter, NJ 07624                           Technology. Director, Dynalysis of Princeton,
Date of Birth: 08/02/24                     a firm engaged in engineering research.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                           counsel to the funds in the Fund Complex, and
Date of Birth: 08/22/39                     other open-end and closed-end funds advised
                                            by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex, and Trustee/Managing General
                                            Partner of other open-end and closed-end
                                            funds advised by the Advisers or Van Kampen
                                            Management Inc.

Suzanne H. Woolsey, Ph.D..................  Chief Operating Officer of the National
2101 Constitution Ave., N.W.                Academy of Sciences/National Research
Room 206                                    Council, an independent, federally chartered
Washington, D.C. 20418                      policy institution. Director of Neurogen
Date of Birth: 12/27/41                     Corporation, a pharmaceutical company.
                                            Director and former Chairman of the German
                                            Marshall Fund of the United States Trustee of
                                            Colorado College, Vice Chair of the Board of
                                            the Council for Excellence in Government.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex. Prior to 1993, Executive
                                            Director of the Commission on Behavioral and
                                            Social Sciences and Education at the National
                                            Academy of Sciences/ National Research
                                            Council. Prior to 1989, Partner of Coopers &
                                            Lybrand.

Paul G. Yovovich..........................  Private investor. Director of 3Com
Sears Tower                                 Corporation, which provides information
233 South Wacker Drive                      access products and network system solutions,
Suite 9700                                  COMARCO, Inc., a wireless communications
Chicago, IL 60606                           products company and APAC Customer Services,
Date of Birth: 10/29/53                     Inc., a provider of outsourced customer
                                            contact services. Trustee/Director of each of
                                            the funds in the Fund Complex. Prior to May
                                            1996, President of Advance Ross Corporation,
                                            an international transaction services and
                                            pollution control equipment manufacturing
                                            company.


------------------------------------


* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS


     Messrs. Powers, McDonnell, Smith, Hegel, Sullivan, Wood and Wetherell are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Richard F. Powers III................  President and Chief Executive Officer of Van
  Date of Birth: 02/02/46              Kampen Investments. President of each of the
  President                            Funds in the Fund Complex. Prior to May 1998,
                                       Executive Vice President and Director of
                                       Marketing at Morgan Stanley Dean Witter and
                                       Director of Dean Witter Discover & Co. and Dean
                                       Witter Realty. Prior to 1996, Director of Dean
                                       Witter Reynolds Inc.

Dennis J. McDonnell..................  Executive Vice President and Director of Van
  Date of Birth: 05/20/42              Kampen Investments. President, Chief Operating
  Chief Investment Officer and         Officer and Director of the Advisers, Van Kampen
  Executive Vice President             Advisors Inc., and Van Kampen Management Inc.
                                       Chief Investment Officer and Executive Vice
                                       President of each of the funds in the Fund
                                       Complex. President, Chairman of the Board and
                                       Trustee/Managing General Partner of other
                                       investment companies advised by the Advisers or
                                       Van Kampen Management Inc. Prior to July 1998,
                                       Director and Executive Vice President of VK/AC
                                       Holding, Inc. Prior to April 1998, President and
                                       Director of Van Kampen Merritt Equity Advisors
                                       Corp. Prior to April 1997, Mr. McDonnell was
                                       Director of Van Kampen Merritt Equity Holdings
                                       Corp. Prior to September 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM
                                       Group, Inc. and McCarthy, Crisanti & Maffei, Inc.
                                       a financial research firm, and Chairman and
                                       Director of MCM Asia Pacific Company, Limited and
                                       MCM (Europe) Limited.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
A. Thomas Smith III..................  Executive Vice President, General Counsel,
  Date of Birth: 12/14/56              Secretary and Director of Van Kampen Investments,
  Vice President and Secretary         the Advisers, Van Kampen Advisors Inc., Van
                                       Kampen Management Inc., the Distributor, American
                                       Capital Contractual Services, Inc., Van Kampen
                                       Exchange Corp., Van Kampen Recordkeeping Services
                                       Inc., Investor Services, Van Kampen Insurance
                                       Agency of Illinois Inc. and Van Kampen System
                                       Inc. Vice President and Secretary of each of the
                                       funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers or
                                       their affiliates. Prior to January 1999, counsel
                                       to New York Life Insurance Company ("New York
                                       Life"), and prior to March 1997, Vice President
                                       and Associate General Counsel of New York Life.
                                       Prior to December 1993, Assistant General Counsel
                                       of The Dreyfus Corporation. Prior to August 1991,
                                       Senior Associate, Willkie Farr & Gallagher. Prior
                                       to January 1989, Mr. Smith was a Staff Attorney
                                       at the Securities and Exchange Commission,
                                       Division of Investment Management, Office of
                                       Chief Counsel.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van
  Date of Birth: 06/25/56              Kampen Management Inc. and Van Kampen Advisors
  Vice President                       Inc. Vice President of each of the funds in the
                                       Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates. Prior to September 1996, Director of
                                       McCarthy, Crisanti & Maffei, Inc, a financial
                                       research company.

Stephen L. Boyd......................  Vice President and Chief Investment Officer for
  Date of Birth: 11/16/40              equity investments at the Advisers. Vice
  Vice President                       President of each of the funds in the Fund
                                       Complex and certain other investment companies
                                       advised by the Advisers or their affiliates.
                                       Prior to October 1998, Vice President, Senior
                                       Portfolio Manager with AIM Capital Management,
                                       Inc. Prior to February 1998, Senior Vice
                                       President of Van Kampen American Capital Asset
                                       Management, Inc., Van Kampen American Capital
                                       Investment Advisory Corp. and Van Kampen American
                                       Capital Management, Inc.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments
  Date of Birth: 08/20/55              and the Advisers. Treasurer, Vice President and
  Treasurer, Vice President and Chief  Chief Financial Officer of each of the funds in
  Financial Officer                    the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46              President and Chief Accounting Officer of each of
  Vice President and Chief Accounting  the funds in the Fund Complex and certain other
  Officer                              investment companies advised by the Advisers or
                                       their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior
  Vice President                       Vice President and Chief Operating Officer of the
                                       Distributor. Vice President of each of the funds
                                       in the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the
  Date of Birth: 11/19/59              Advisers. Controller of each of the funds in the
  Controller                           Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Weston B. Wetherell..................  Vice President, Deputy General Counsel and
  Date of Birth: 06/15/56              Assistant Secretary of Van Kampen Investments,
  Assistant Secretary                  the Advisers, the Distributor, Van Kampen
                                       Management Inc. and Van Kampen Advisors Inc.
                                       Assistant Secretary of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Michael Robert Sullivan..............  Assistant Vice President of Van Kampen
  Date of Birth: 03/30/33              Investments, the Advisers and Van Kampen
  Assistant Controller                 Management Inc. Assistant Controller of each of
                                       the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or
                                       their affiliates.



     Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") holds the same position with each of the funds in the Fund Complex. Messrs. DeMartini and Powell hold the same position with each of the Funds in the Fund Complex except for the Van Kampen Technology Fund. As of the date of this Statement of Additional Information, there are 66 operating funds in the Fund Complex. Each Non-Affiliated Trustee is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.


                               COMPENSATION TABLE


                                                               Fund Complex
                                                -------------------------------------------
                                                                Aggregate
                                                 Aggregate      Estimated
                                                Pension or       Maximum          Total
                                  Aggregate     Retirement       Annual       Compensation
                                Compensation     Benefits     Benefits from      before
                                   before       Accrued as      the Fund      Deferral from
                                Deferral from     Part of         Upon            Fund
           Name(1)              the Trust(2)    Expenses(3)   Retirement(4)    Complex(5)
           -------              -------------   -----------   -------------   -------------
J. Miles Branagan                  $ 3,048        $35,691        $60,000        $125,200
Jerry D. Choate(5)                       0              0         60,000               0
Linda Hutton Heagy                   3,048          3,861         60,000         112,800
R. Craig Kennedy                     3,048          2,652         60,000         125,200
Jack E. Nelson                       3,048         18,385         60,000         125,200
Phillip B. Rooney                    2,448          6,002         60,000         125,200
Dr. Fernando Sisto                   3,048         68,615         60,000         125,200
Wayne W. Whalen                      3,048         12,658         60,000         125,200
Suzanne H. Woolsey(5)                    0              0         60,000               0
Paul G. Yovovich(5)                  1,619              0         60,000          25,300


------------------------------------


(1) Trustees not eligible for compensation are not included in the Compensation Table.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all three operating series of the Trust with respect to the Trust's fiscal period ended March 31, 1999. The details of aggregate compensation before deferral for each series are shown in Table A below. Certain trustees deferred compensation from the Trust during the fiscal period ended March 31, 1999; the aggregate compensation deferred from all three series of the Trust is as follows: Mr. Branagan, $3,048; Ms. Heagy, $3,048; Mr. Kennedy, $1,525; Mr. Nelson, $3,048; Mr. Rooney, $2,448; Dr.
    Sisto, $1,525; Mr. Whalen, $3,048; and Mr. Yovovich, $804. The details of amounts deferred for each series are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from all three operating series of the Trust as of the Trust's fiscal period ended March 31, 1999 is as follows: Mr. Branagan, $21,964; Mr. Gaughan, $6,321; Ms. Heagy, $27,695; Mr. Kennedy, $48,375; Mr. Miller, $30,195; Mr. Nelson, $64,862; Mr. Robinson, $49,131; Mr. Rooney, $11,775; Dr. Sisto, $8,166; Mr.
    Whalen, $54,350; and Mr. Yovovich, $838. The details of cumulative deferred compensation (including interest) for each series of the Trust are shown in Table C. The deferred compensation plan is described above the Compensation Table.


(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the Funds' respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.


(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee has served as a member of the Board of Trustees since the year set forth in Table D below.



(5) Mr. Yovovich became a member of the Board of Trustees for the Fund and other funds in the Fund Complex on October 22, 1998 and therefore does not have a full calendar year of information to report. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Fund and other funds in the Fund Complex on May 26, 1999 and therefore do not have any 1998 calendar year information to report. The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.



     As of July 8, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                    TABLE A


           1999 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES


                                                                                TRUSTEE
                          FISCAL     ---------------------------------------------------------------------------------------------
       FUND NAME         YEAR-END*   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   WOOLSEY   YOVOVICH
       ---------         ---------   --------   ------   -----    -------   ------   ------   -----    ------   -------   --------
High Yield Fund.........    3/31      $1,253      $0     $1,253   $1,253    $1,253   $1,053   $1,253   $1,253     $0       $  694
Managed Short Term
  Income Fund...........    3/31          **      **         **       **       **       **        **      **      **           **
Short-Term Global Income
  fund..................    3/31         866       0        866      866      866      666       866     866       0          442
Strategic Income fund...    3/31         929       0        929      929      929      729       929     929       0          483
                                      ------      --     ------   ------    ------   ------   ------   ------     --       ------
  Trust Total...........              $3,048      $0     $3,048   $3,048    $3,048   $2,448   $3,048   $3,048     $0       $1,619


------------------------------------


 * Each Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999. The Managed Short Term Income Fund has not commenced investment operations as of March 31, 1999.



** Such trustees received an organizational meeting fee of $200/trustee paid by the Adviser in connection with the Fund's organization.


                                    TABLE B

                   1999 AGGREGATE COMPENSATION DEFERRED FROM
                           THE TRUST AND EACH SERIES


                                                                                TRUSTEE
                          FISCAL     ---------------------------------------------------------------------------------------------
       FUND NAME         YEAR-END*   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   WOOLSEY   YOVOVICH
       ---------         ---------   --------   ------   -----    -------   ------   ------   -----    ------   -------   --------
High Yield Fund.........    3/31       1,253       0      1,253      627    1,253    1,053       627   1,253       0          344
Managed Short-Term
  Income Fund...........    3/31          **      **         **       **       **       **        **      **      **           **
Short-Term Global Income
  Fund..................    3/31         866       0        866      433      866      666       433     866       0          220
Strategic Income Fund...    3/31         929       0        929      465      929      729       465     929       0          240
                                      ------      --     ------   ------    ------   ------   ------   ------     --       ------
  Trust Total...........              $3,048      $0     $3,048   $1,525    $3,048   $2,448   $1,525   $3,048     $0       $  804


------------------------------------


 * Each Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999. The Managed Short Term Income Fund has not commenced investment operations as of March 31, 1999.



** Such trustees received an organizational meeting fee of $200/trustee paid by the Adviser in connection with the Fund's organization.

                                    TABLE C


                     1999 CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES

                                                                          TRUSTEE
                       FISCAL     ---------------------------------------------------------------------------------------
      FUND NAME       YEAR-END*   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    SISTO    WHALEN    WOOLSEY
      ---------       ---------   --------   ------     -----    -------   ------    ------    -----    ------    -------
High Yield Fund......    3/31     $ 7,789    $     0   $ 9,678   $16,380   $22,145   $4,422    $2,941   $18,589   $    0
Managed Short-Term
 Income Fund.........    3/31           0          0         0        0          0        0         0        0         0
Short-Term Global
 Income Fund.........    3/31       7,030          0     8,953   15,966     21,293    3,615     2,585   17,822         0
Strategic Income
 Fund................    3/31       7,145          0     9,064   16,029     21,424    3,738     2,640   17,939         0
                                  -------    -------   -------   -------   -------   -------   ------   -------   -------
 Trust Total.........             $21,964    $     0   $27,695   $48,375   $64,862   $11,775   $8,166   $54,350   $    0

                       TRUSTEE               FORMER TRUSTEES
                       --------   -------------------------------------
      FUND NAME        YOVOVICH   GAUGHAN   MILLER     REES    ROBINSON
      ---------        --------   -------   ------     ----    --------
High Yield Fund......  $   359    $2,107    $10,065   $2,816   $16,377
Managed Short-Term
 Income Fund.........        0         0          0        0         0
Short-Term Global
 Income Fund.........      229     2,107     10,065    2,936    16,377
Strategic Income
 Fund................      250     2,107     10,065    2,936    16,377
                       -------    ------    -------   ------   -------
 Trust Total.........  $   838    $6,321    $30,195   $8,688   $49,131


------------------------------------


* Each Fund recently changed its fiscal year-end from June 30 to March 31. The information reported herein represents the cumulative deferred compensation, including interest, as of information for the nine-month fiscal period ended March 31, 1999. The Managed Short Term Income Fund has not commenced investment operations as of March 31, 1999.



                                    TABLE D


          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                               TRUSTEE
                                     --------------------------------------------------------------------------------------------
FUND NAME                            BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   ROONEY   SISTO   WHALEN   WOOLSEY   YOVOVICH
---------                            --------   ------   -----    -------   ------   ------   -----   ------   -------   --------
High Yield Fund.....................   1995      1999     1995     1993      1986     1997    1995     1986     1999       1998
Managed Short Term Income Fund......   1999      1999     1999     1999      1999     1999    1999     1999     1999       1999
Short-Term Global Income Fund.......   1995      1999     1995     1993      1990     1997    1995     1990     1999       1998
Strategic Income Fund...............   1995      1999     1995     1993      1993     1997    1995     1993     1999       1998


INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.

     Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee payable computed based upon an annual rate applied to the average daily net assets of the Fund as follows: 0.75% on the first $500 million of average daily net assets and 0.65% on the average daily net assets over $500 million.

     The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, the Adviser received approximately $2,325,800, $3,298,500 and $3,011,700, respectively, in advisory fees from the Fund.


OTHER AGREEMENTS


     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund, which include, maintaining the books and records of the Fund, calculating the Fund's net asset value and coordinating tax compliance and other regulatory issues. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.



     During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, Advisory Corp. received approximately $25,400, $42,000 and $24,500, respectively, in accounting services fees from the Fund.


     Legal Services Agreement. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



     During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, Van Kampen Investments received approximately $9,100, $13,000 and $16,900, respectively, in legal services fees from the Fund.


DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.


                                                                Total            Amounts
                                                             Underwriting      Retained by
                                                             Commissions       Distributor
                                                             ------------      -----------
Fiscal period ended March 31, 1999.....................        $528,594          $ 58,735
Fiscal year ended June 30, 1998........................        $653,254          $ 78,100
Fiscal year ended June 30, 1997........................        $725,021          $ 92,626

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $100,000..........................       4.75%           4.99%              4.25%
$100,000 but less than $250,000.............       3.75%           3.90%              3.25%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.


     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares and sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     For shares sold prior to the July 1, 1987 implementation date of the Distribution Plan, the financial intermediary was not eligible to receive compensation pursuant to such Distribution and Service Agreement or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to the implementation date of the Distribution Plan, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the current maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the Prospectus or (ii) the amount of the Distributor's actual expenses incurred less any contingent deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted for on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of March 31, 1999, there were $2,430,462 and $40,883 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 1.80% and 0.28% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans for Class A Shares were $493,682 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Class A Share Plans. For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans for Class B Shares were $924,109 or 0.92% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $664,177 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $259,932 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans for Class C Shares were $71,972 or 0.79 % of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $29,407 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $42,565 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.



     The Distributor has entered into agreements with the following firms: (i) Morgan Stanley Dean Witter, (ii) Merrill Lynch, Pierce, Fenner & Smith Inc.
(iii) Norwest Bank Minnesota, N.A. and (iv) Huntington Bank. Shares of the Fund will be offered pursuant to such firm's retirement plan alliance program(s). Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements.


TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and divided disbursing agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997 Investor Services received fees aggregating approximately $347,700, $458,900 and $431,600, respectively for these services. Prior to 1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on a exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:

Commissions Paid:


                                                                            Affiliated
                                                                             Brokers
                                                                         ----------------
                                                                 All     Morgan     Dean
                                                               Brokers   Stanley   Witter
                                                               -------   -------   ------
Fiscal period ended March 31, 1999..........................     $0        $0        $0
Fiscal year ended June 30, 1998.............................     $0        $0        $0
Fiscal year ended June 30, 1997.............................     $0        $0        $0
Fiscal 1998 Percentages:
  Commissions with affiliate to total commissions...........                0%        0%
  Value of brokerage transactions with affiliate to total
    transactions............................................                0%        0%



     During the fiscal period ended March 31, 1999, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

     A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN

     Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

     Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.

EXCHANGE PRIVILEGE



     The following information supplements the section in the Fund's Prospectus under the same heading. Beginning December 1, 1999, all shareholders will be limited to eight (8) exchanges per fund during a rolling 365-day period.



     Exchange privileges will be suspended on a particular fund if more than eight (8) exchanges out of that fund are made during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests will not be processed. Exchange privileges will be restored when the account history shows fewer than eight (8) exchanges in the rolling 365-day period.



     This policy change does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans.


REINSTATEMENT PRIVILEGE

     A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

REDEMPTION OF SHARES


     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

CONTINGENT DEFERRED SALES CHARGE-CLASS A ("CDSC-CLASS A")

     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of

$1 million or more, but a contingent deferred sales charge ("CDSC -- Class A Shares") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any,

CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to Treasury Regulation Section 401(k)-1(d)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the plan. The CDSC-Class B and C will be waived on redemptions made under the plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the plan and the ability to offer the plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the

Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

TAXATION

FEDERAL INCOME TAXATION

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

     As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market PFIC stock that it owns (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service ("IRS") consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

DISTRIBUTIONS

     Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.


NON-U.S. SHAREHOLDERS


     A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in the Fund is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) a Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.

     If income from the Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.


     Final United States Treasury Regulations, effective for payments made after December 31, 2000, may affect the procedures to be followed by Non-U.S. Shareholders in establishing foreign status for purposes of the withholding, backup withholding and information reporting rules. Prospective investors should consult their tax advisors concerning the applicability and effect of such Treasury Regulations on an investment in shares of the Fund.



     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.



BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     The Fund must report annually to the IRS and to each Non-U.S. Shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

GENERAL

     The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact no 12b-1 fees were incurred prior to July 1, 1987.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement) and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A shares include the maximum sales charge; total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distributions fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     The Fund seeks to remain fully invested and diversified across many industries to achieve consistent long-term performance. From time to time marketing materials may provide a portfolio manager update, an Adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures. The top 10 holdings of the Fund may also be listed in marketing pieces. Materials may also mention how Van Kampen Investments believes the Fund compares relative to other

Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found the investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested other than with a professional representative. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended March 31, 1999 was -6.49%, (ii) the five-year period ended March 31, 1999 was 6.66%, (iii) the ten-year period ended March 31, 1999 was 7.38% and (iv) the approximately twelve-year, nine-month period since June 27, 1986, commencement of distribution for Class A Shares of the Fund, through March 31, 1999 was 7.84%.



     The Class A Shares cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to March 31, 1999 was 161.91%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to March 31, 1999 was 174.94%.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended March 31, 1999 was -6.18%, (ii) the five-year period ended March 31, 1999 was 6.68%, and (iii) the approximately five-year, ten-month period since May 17, 1993, the commencement of investment operations for Class B Shares of the Fund, through March 31, 1999 was 6.95%.



     The Class B Shares cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from its inception to March 31, 1999 was 48.39%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from its inception to March 31, 1999 was 49.27%.


CLASS C SHARES


     The average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended March 31, 1999 was -3.50%, (ii) the five-year, period ended March 31, 1999 was 6.86%, and (iii) the approximately five-year, seven-month period since August 13, 1993, the commencement of distribution for Class C Shares of the Fund, through March 31, 1999 was 6.61%.



     The Class C Shares cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from its inception to March 31, 1999 was 43.35%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from its inception to March 31, 1999 was 43.35%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

OTHER INFORMATION

     CUSTODY OF ASSETS

     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

     SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

     INDEPENDENT ACCOUNTANTS

     KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

     LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen High Yield Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen High Yield Fund (the "Fund"), including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the statement of changes in net assets for the nine-month period ended March 31, 1999 and for each of the years in the two-year period ended June 30, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers and by the application of alternative auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen High Yield Fund as of March 31, 1999, the results of its operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the changes in its net assets for the nine-month period ended March 31, 1999 and for each of the years in the two-year period ended June 30, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Chicago, Illinois

May 5, 1999

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                  Description                 Coupon    Maturity  Market Value
------------------------------------------------------------------------------------
           DOMESTIC CORPORATE BONDS 73.8%
           AEROSPACE & DEFENSE  2.9%
$  3,120   Compass Aerospace Corp., 144A Private
           Placement (a) (g).....................    10.125%  04/15/05  $  2,995,200
   4,500   Dyncorp...............................     9.500   03/01/07     4,567,500
   2,200   Sequa Corp............................     9.625   10/15/99     2,246,750
   2,600   Sequa Corp............................     9.375   12/15/03     2,697,500
                                                                        ------------
                                                                          12,506,950
                                                                        ------------
           AUTOMOBILE  4.9%
   4,750   Aetna Industries, Inc. (g)............    11.875   10/01/06     4,963,750
   2,250   Cambridge Industries, Inc., Series
           B.....................................    10.250   07/15/07     1,912,500
   2,000   Eagle Picher Industries, Inc..........     9.375   03/01/08     1,940,000
   2,700   Oxford Automotive, Inc., Series C,
           144A Private Placement (a)............    10.125   06/15/07     2,794,500
   1,200   Stanadyne Automotive Corp., Series
           B.....................................    10.250   12/15/07     1,158,000
   4,430   Talon Automotive Group, Inc., Series B
           (g)...................................     9.625   05/01/08     3,898,400
   4,500   Venture Holdings, Inc.................     9.750   04/01/04     4,432,500
                                                                        ------------
                                                                          21,099,650
                                                                        ------------
           BEVERAGE, FOOD & TOBACCO  3.9%
   2,000   Agrilink Foods, Inc., 144A Private
           Placement (a) (g).....................    11.875   11/01/08     2,155,000
   1,500   Fleming Cos., Inc. (g)................    10.625   07/31/07     1,395,000
   2,250   Fleming Cos., Inc., Series B (g)......    10.500   12/01/04     2,120,625
   1,700   Jitney Jungle Stores America, Inc.....    12.000   03/01/06     1,895,500
   2,750   Luiginos, Inc., 144A Private Placement
           (a)...................................    10.000   02/01/06     2,760,312
   1,000   National Wine and Spirit, 144A Private
           Placement (a).........................    10.125   01/15/09     1,035,000
   5,100   Pantry, Inc. (g)......................    10.250   10/15/07     5,380,500
                                                                        ------------
                                                                          16,741,937
                                                                        ------------
           BUILDINGS & REAL ESTATE  2.8%
     750   Cemex International Capital, Inc......     9.660   11/29/49       697,500
     500   Cemex International Capital, Inc.,
           144A Private Placement (a)............     9.660   12/29/49       465,000
   1,000   Formica Corp., 144A Private Placement
           (a)...................................    10.875   03/01/09     1,000,000
   1,500   Group Maintenance America Corp., 144A
           Private Placement (a).................     9.750   01/15/09     1,537,500
   1,750   Home Interiors Gifts, Inc.............    10.125   06/01/08     1,776,250
   1,500   Kevco, Inc., Series B.................    10.375   12/01/07       810,000
   2,750   Schuler Homes, Inc....................     9.000   04/15/08     2,653,750
   2,075   Webb (Del E.) Corp. (g)...............     9.375   05/01/09     2,023,125

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                  Description                 Coupon    Maturity  Market Value
------------------------------------------------------------------------------------
           BUILDINGS & REAL ESTATE (CONTINUED)
$  1,000   Webb (Del E.) Corp....................    10.250%  02/15/10  $  1,015,000
                                                                        ------------
                                                                          11,978,125
                                                                        ------------
           CHEMICALS, PLASTICS & RUBBER  1.9%
   4,258   ISP Holdings, Inc.....................     9.750   02/15/02     4,407,030
   3,210   Pioneer Americas Acquisition Corp.,
           Series B (g)..........................     9.250   06/15/07     2,712,450
   1,000   United Industries Corp., 144A Private
           Placement (a).........................     9.875   04/01/09     1,030,000
                                                                        ------------
                                                                           8,149,480
                                                                        ------------
           CONSUMER SERVICES  0.4%
   1,800   Muzak, Inc., 144A Private Placement
           (a)...................................     9.875   03/15/09     1,831,500
                                                                        ------------
           CONTAINERS, PACKAGING & GLASS  1.8%
   3,700   Fonda Group, Inc., Series B (g).......     9.500   03/01/07     3,108,000
   2,250   Packaging Corp. of America, 144A
           Private Placement (a) (f).............     9.625   04/01/09     2,250,000
   1,800   Russell Stanley Holdings, Inc., 144A
           Private Placement (a).................    10.875   02/15/09     1,797,750
     370   Sweetheart Cup, Inc...................     9.625   09/01/00       352,425
                                                                        ------------
                                                                           7,508,175
                                                                        ------------
           DIVERSIFIED/CONGLOMERATE
           MANUFACTURING  1.1%
   4,600   Communications & Power Industries,
           Inc. (g)..............................    12.000   08/01/05     4,876,000
                                                                        ------------
           ECOLOGICAL  0.2%
     500   Envirosource, Inc., Series B..........     9.750   06/15/03       420,000
     550   Norcal Waste Systems, Inc. ...........    13.500   11/15/05       607,750
                                                                        ------------
                                                                           1,027,750
                                                                        ------------
           ELECTRONICS  0.3%
   1,950   DecisionOne Corp......................     9.750   08/01/07       175,500
   3,100   DecisionOne Corp. (Including 3,100
           common stock warrants) (b)............  0/11.500   08/01/08        93,000
   2,000   Radio Unica Corp. (b) (g).............  0/11.750   08/01/06     1,132,500
                                                                        ------------
                                                                           1,401,000
                                                                        ------------
           ENERGY  0.7%
   1,000   Chesapeake Energy Corp., Series B.....     9.625   05/01/05       835,000
   1,000   Houston Exploration Co................     8.625   01/01/08     1,000,000

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                  Description                 Coupon    Maturity  Market Value
------------------------------------------------------------------------------------
           ENERGY (CONTINUED)
$  2,200   Universal Compression Holdings, Inc.
           (g)...................................     9.875%  02/15/08  $  1,320,000
                                                                        ------------
                                                                           3,155,000
                                                                        ------------
           FINANCE  1.4%
   3,300   Americo Life, Inc., 144A Private
           Placement (a) (g).....................     9.250   06/01/05     3,366,000
   1,500   BNP US Funding LLC, Series A, 144A
           Private Placement (a).................     7.738   12/31/49     1,445,850
   1,500   Contifinancial Corp...................     8.125   04/01/08     1,125,000
                                                                        ------------
                                                                           5,936,850
                                                                        ------------
           HEALTHCARE  3.8%
   2,000   Alliance Imaging, Inc. (g)............     9.625   12/15/05     1,990,000
   1,500   Biovail Corp. International...........    10.875   11/15/05     1,541,250
   3,000   Hudson Respiratory Care, Inc. (g).....     9.125   04/15/08     2,625,000
   2,000   King Pharmaceuticals, Inc., 144A
           Private Placement (a).................    10.750   02/15/09     2,070,000
   4,500   Mariner Post Acute Network, Inc.
           (b)...................................  0/10.500   11/01/07       810,000
   1,700   Mariner Post Acute Network, Inc.......     9.500   11/01/07       527,000
   2,000   Mediq, Inc............................    11.000   06/01/08     1,750,000
   4,000   Oxford Health Plans, Inc., 144A
           Private Placement (a)(g)..............    11.000   05/15/05     4,100,000
   1,000   Team Health, Inc., 144A Private
           Placement (a).........................    12.000   03/15/09     1,010,000
                                                                        ------------
                                                                          16,423,250
                                                                        ------------
           HOTEL, MOTEL, INNS & GAMING  2.4%
   2,000   Argosy Gaming Co......................    12.000   06/01/01     2,060,000
   3,250   Argosy Gaming Co. (g).................    13.250   06/01/04     3,684,688
   3,000   Majestic Star Casino LLC..............    12.750   05/15/03     3,330,000
   1,000   Mohegan Tribal Gaming Authority, 144A
           Private Placement (a).................     8.125   01/01/06     1,027,500
                                                                        ------------
                                                                          10,102,188
                                                                        ------------
           LEISURE  2.7%
   2,100   Booth Creek Ski Holdings, Inc., Series
           B (g).................................    12.500   03/15/07     2,005,500
   2,250   Intrawest Corp........................     9.750   08/15/08     2,320,313
   2,000   Premier Parks, Inc....................     9.250   04/01/06     2,095,000
   4,750   Selmer, Inc. (g)......................    11.000   05/15/05     5,106,250
                                                                        ------------
                                                                          11,527,063
                                                                        ------------
           MACHINERY  0.3%
   1,300   Terex Corp., Series C, 144A Private
           Placement (a).........................     8.875   04/01/08     1,283,750
                                                                        ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                  Description                 Coupon    Maturity  Market Value
------------------------------------------------------------------------------------
           MINING, STEEL, IRON & NON-PRECIOUS
           METAL  0.9%
$  2,000   Pen Holdings, Inc., Series B..........     9.875%  06/15/08  $  2,070,000
   1,950   Renco Steel Holdings, Inc.............    10.875   02/01/05     1,725,750
                                                                        ------------
                                                                           3,795,750
                                                                        ------------
           OIL & GAS  3.2%
   2,050   Frontier Oil Corp.....................     9.125   02/15/06     2,009,000
   1,150   Giant Industries, Inc.................     9.750   11/15/03     1,138,500
   4,450   Giant Industries, Inc. (g)............     9.000   09/01/07     4,071,750
   1,350   KCS Energy, Inc.......................    11.000   01/15/03       931,500
   3,700   National Energy Group, Inc., Series D
           (e) (g)...............................    10.750   11/01/06     1,258,000
   2,200   Pride Petroleum Services, Inc.........     9.375   05/01/07     2,156,000
   2,000   Triton Energy Ltd.....................     8.750   04/15/02     1,890,000
                                                                        ------------
                                                                          13,454,750
                                                                        ------------
           PAPER  1.4%
   1,800   Pacifica Papers, Inc., 144A Private
           Placement (a).........................    10.000   03/15/09     1,858,500
   4,100   Repap New Brunswick, Inc..............     9.000   06/01/04     3,997,500
                                                                        ------------
                                                                           5,856,000
                                                                        ------------
           PRINTING, PUBLISHING &
           BROADCASTING  9.8%
   3,000   Capstar Broadcasting Partners (g).....     9.250   07/01/07     3,180,000
   2,750   Capstar Broadcasting Partners.........    12.750   02/01/09     2,337,500
   2,500   Century Communications Corp. (g)......     8.875   01/15/07     2,640,625
   1,850   Century Communications Corp...........     8.750   10/01/07     1,944,813
   2,600   CSC Holdings, Inc.....................    10.500   05/15/16     3,094,000
   3,205   CSC Holdings, Inc. (g)................     7.875   02/15/18     3,293,137
   3,500   EZ Communications, Inc. (g)...........     9.750   12/01/05     3,815,000
   3,350   Gray Communications Systems, Inc.
           (g)...................................    10.625   10/01/06     3,584,500
   2,450   International Cabletel, Inc. (b)......  0/12.750   04/15/05     2,318,313
   2,750   International Cabletel, Inc. (b)......  0/11.500   02/01/06     2,423,437
   4,000   K-III Communications Corp.............    10.250   06/01/04     4,225,000
   2,000   Northland Cable Television, Inc.......    10.250   11/15/07     2,140,000
   2,500   Pegasus Communications Corp., Series B
           (g)...................................     9.625   10/15/05     2,593,750
   2,000   Premier Graphics, Inc., 144A Private
           Placement (a).........................    11.500   12/01/05     1,970,000
   2,000   Young Broadcasting, Inc...............    11.750   11/15/04     2,150,000
                                                                        ------------
                                                                          41,710,075
                                                                        ------------
           RETAIL  1.1%
   1,250   Big 5 Corp., Series B (g).............    10.875   11/15/07     1,275,000
   1,650   Community Distributors, Inc., Series B
           (g)...................................    10.250   10/15/04     1,526,250

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                  Description                 Coupon    Maturity  Market Value
------------------------------------------------------------------------------------
           RETAIL (CONTINUED)
$  1,750   Hosiery Corp. of America, Inc. (e)....    13.750%  08/01/02  $  1,890,000
                                                                        ------------
                                                                           4,691,250
                                                                        ------------
           TELECOMMUNICATIONS  21.8%
   2,000   AMSC Acquisition, Inc.................    12.250   04/01/08     1,020,000
   3,800   Centennial Cellular Operating Co.,
           144A Private Placement (a)............    10.750   12/15/08     4,037,500
   1,800   Charter Communications Holdings, 144A
           Private Placement (a).................     8.250   04/01/07     1,845,000
     900   Charter Communications Holdings, 144A
           Private Placement (a).................     8.625   04/01/09       922,500
   1,100   Citadel Broadcasting Co...............     9.250   11/15/08     1,185,250
   1,000   Crown Castle International Corp.
           (b)...................................  0/10.625   11/15/07       695,000
   1,800   E Spire Communications, Inc. (b)......  0/13.000   11/01/05     1,305,000
   2,280   E Spire Communications, Inc. (b)......  0/12.750   04/01/06     1,561,800
   1,750   E Spire Communications, Inc...........    13.750   07/15/07     1,732,500
   2,000   E Spire Communications, Inc. (b)......  0/10.625   07/01/08     1,010,000
   3,000   Echostar DBS Corp., 144A Private
           Placement (a) (g).....................     9.375   02/01/09     3,135,000
   2,000   Fairchild Semiconductor Corp., 144A
           Private Placement (a) (f).............    10.375   10/01/07     2,035,000
   2,000   Filtronic PLC, 144A Private Placement
           (a)...................................    10.000   12/01/05     2,090,000
   2,000   Firstworld Communications, Inc. (b)...  0/13.000   04/15/08       770,000
   2,000   GST Network Funding, Inc., 144A
           Private Placement (a) (b).............  0/10.500   05/01/08     1,070,000
   1,350   Intermedia Communications of Florida,
           Inc...................................    13.500   06/01/05     1,542,375
   8,690   Intermedia Communications, Inc. (b)...  0/11.250   07/15/07     6,647,850
   5,000   Intermedia Communications, Inc. ......     8.600   06/01/08     5,037,500
   2,000   KMC Telecommunications Holdings,
           Inc. (b)..............................  0/12.500   02/15/08     1,110,000
   3,000   Level 3 Communications, Inc., 144A
           Private Placement (a) (b).............  0/10.500   12/01/08     1,890,000
   2,000   Metromedia Fiber Network, Inc., 144A
           Private Placement (a).................    10.000   11/15/08     2,155,000
   2,000   MJD Communications, Inc. .............     9.500   05/01/08     2,030,000
   2,250   Nextel Communications, Inc. ..........     9.750   08/15/04     2,340,000
   2,250   Nextel Communications, Inc. (b).......  0/10.650   09/15/07     1,641,737
   2,500   Optel, Inc. ..........................    11.500   07/01/08     2,312,500
   1,000   Park N View, Inc., Series B...........    13.000   05/15/08       570,000
   4,625   Pinnacle Holdings, Inc. (b) (g).......  0/10.000   03/15/08     2,809,688
   3,548   Price Communication Cellular (d)......    11.250   08/15/08     3,441,560

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                  Description                 Coupon    Maturity  Market Value
------------------------------------------------------------------------------------
           TELECOMMUNICATIONS (CONTINUED)
$  2,000   Price Communications Wireless.........    11.750%  07/15/07  $  2,210,000
   1,250   Primus Telecommunications Group, 144A
           Private Placement (a).................    11.250   01/15/09     1,290,625
   3,000   PSINet, Inc. .........................    11.500   11/01/08     3,390,000
   2,500   RSL Communications (b)................  0/10.125   03/01/08     1,637,500
   3,750   SBA Communications Corp. (b)..........  0/12.000   03/01/08     2,381,250
   3,500   Splitrock Services, Inc., Series B....    11.750   07/15/08     3,342,500
   2,000   Sprint Spectrum (b)...................  0/12.500   08/15/06     1,825,000
   3,000   Startec Global Communications.........    12.000   05/15/08     2,745,000
   2,000   Telecommunications Techniques (g).....     9.750   05/15/08     2,030,000
   4,000   Triton Communications, Inc. (b).......  0/11.000   05/01/08     2,380,000
   7,550   United International Holdings, Inc.
           (g)...................................    10.750   02/15/08     5,171,750
   2,415   Verio, Inc. (g).......................    10.375   04/01/05     2,596,125
   1,000   Verio, Inc., 144A Private
           Placement (a).........................    11.250   12/01/08     1,130,000
   3,250   Viatel, Inc. (b) (f)..................  0/12.500   04/15/08     2,047,500
   1,000   Viatel, Inc. (EUR) (f)................    11.500   03/15/09     1,123,148
                                                                        ------------
                                                                          93,243,158
                                                                        ------------
           TEXTILES  1.7%
   2,000   Cluett American Corp., Series B.......    10.125   05/15/08     1,840,000
   3,000   Globe Manufacturing Corp. ............    10.000   08/01/08     2,385,000
   1,500   Scovill Fasteners, Inc., Series B.....    11.250   11/30/07     1,155,000
     500   Simmons Co., 144A Private
           Placement (a).........................    10.250   03/15/09       519,375
   1,350   Supreme International, Inc., 144A
           Private Placement (a) (f).............    12.250   04/01/06     1,334,502
                                                                        ------------
                                                                           7,233,877
                                                                        ------------
           TRANSPORTATION  1.1%
   3,000   Atlas Air, Inc. (g)...................     9.250   04/15/08     2,985,000
   1,750   Atlas Air, Inc., 144A Private
           Placement (a).........................     9.375   11/15/06     1,767,500
                                                                        ------------
                                                                           4,752,500
                                                                        ------------
           UTILITIES  1.3%
   2,250   AES Corp. (g).........................    10.250   07/15/06     2,385,000
     600   El Paso Electric Co. .................     8.250   02/01/03       634,500
   1,500   El Paso Electric Co. .................     8.900   02/01/06     1,680,000
     748   Midland Funding Corp. ................    10.330   07/23/02       796,147
                                                                        ------------
                                                                           5,495,647
                                                                        ------------
           TOTAL DOMESTIC CORPORATE BONDS   73.8%.....................   315,781,675
                                                                        ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency
 (000)                  Description                 Coupon    Maturity  Market Value
------------------------------------------------------------------------------------
           FOREIGN BONDS AND DEBT SECURITIES 22.7%
           ARGENTINA  1.7%

   1,000   Banco de Galicia Y Buenos Aires (US$),
           144A Private Placement (a)............    10.000%  12/15/00  $  1,012,500
   3,000   CTI Holdings SA (US$) (b).............  0/11.500   04/15/08     1,650,000
     875   Republic of Argentina (US$)...........    11.000   12/04/05       831,250
   3,000   Republic of Argentina (US$) (f).......    11.750   04/07/09     2,925,000
   1,000   Republic of Argentina (Var. Rate
           Coupon) (US$).........................     6.063   03/31/23       735,000
                                                                        ------------
                                                                           7,153,750
                                                                        ------------
           AUSTRALIA  0.2%
   1,100   Commonwealth of Australia (AU$).......    10.000   10/15/02       808,059
                                                                        ------------
           BRAZIL  1.4%
   5,888   Federal Republic of Brazil (Var. Rate
           Coupon) (US$).........................     8.000   04/15/14     3,761,024
     400   Globo Participacoe (US$), 144A Private
           Placement (a).........................    10.625   12/05/08       266,000
   1,000   Globo Participacoe (US$)..............    10.625   12/05/08       665,000
     500   Multicanal Participacoes (US$)........    12.625   06/18/04       432,500
   1,200   Multicanal Participacoes, Series B
           (US$).................................    12.625   06/18/04     1,038,000
                                                                        ------------
                                                                           6,162,524
                                                                        ------------
           CANADA  4.7%
   2,000   Clearnet Communications, Inc.
           (US$) (b).............................  0/14.750   12/15/05     1,860,000
   3,500   Fundy Cable Ltd. (US$) (g)............    11.000   11/15/05     3,806,250
   1,000   Hurricane Hydrocarbons (US$)..........    11.750   11/01/04       460,000
   2,000   Metronet Communications Corp. (US$)...    12.000   08/15/07     2,385,000
   5,500   Metronet Communications Corp.
           (US$) (b).............................   0/9.950   06/15/08     4,276,250
   3,000   Microcell Telecommunications, Series B
           (US$) (b).............................  0/14.000   06/01/06     2,475,000
   4,500   Trizec Finance (US$) (g)..............    10.875   10/15/05     4,882,500
                                                                        ------------
                                                                          20,145,000
                                                                        ------------
           CAYMAN ISLANDS  0.5%
   2,000   PDVSA Finance Ltd. (US$), 144A Private
           Placement (a) (f).....................     8.750   02/15/04     1,993,140
                                                                        ------------
           CHILE  0.2%
   2,000   Empresa Electrica Delaware Norte SA
           (US$), 144A Private Placement (a).....     7.750   03/15/06     1,040,000
                                                                        ------------
           COLUMBIA  1.7%
   2,300   Financiera Energetica (US$), 144A
           Private Placement (a).................     9.375   06/15/06     2,024,000
   2,500   Financiera Energetica (US$)...........     9.375   06/15/06     2,200,000

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency
 (000)                  Description                 Coupon    Maturity  Market Value
------------------------------------------------------------------------------------
           COLUMBIA (CONTINUED)
   1,250   Republic of Colombia (DEM)............     4.479%  11/21/01  $    606,390
   2,500   Republic of Colombia (US$)............    10.986   08/13/05     2,281,250
                                                                        ------------
                                                                           7,111,640
                                                                        ------------
           FRANCE  0.4%
   2,000   Credit Lyonnais (Var. Rate Coupon)
           (US$).................................     6.313   09/19/49     1,860,000
                                                                        ------------
           HUNGARY  0.2%
 216,650   Hungary Govt (HUF)....................    16.000   11/24/00       939,126
                                                                        ------------
           ITALY  0.2%
     775   Federal Republic of Italy (EUR).......    10.000   08/01/03     1,056,080
                                                                        ------------
           KOREA  0.4%
   1,200   Korea Development Bank (DEM)..........     5.625   10/25/99       661,742
   1,000   Korea Electric Power Corp. (US$)......     7.000   02/01/27       934,700
                                                                        ------------
                                                                           1,596,442
                                                                        ------------
           LUXEMBOURG  0.7%
   4,000   Millicom International Cellular SA
           (US$) (b) (g).........................  0/13.500   06/01/06     3,000,000
                                                                        ------------
           MEXICO  3.0%
   1,000   Gruma SA (US$)........................     7.625   10/15/07       890,000
   3,000   Grupo Televisa Corp. (US$) (b)........  0/13.250   05/15/08     2,527,500
   1,000   Mexico Par Bond, Series A (US$).......     6.250   12/31/19       785,625
   2,000   Petroleos Mexicanos (US$), 144A
           Private Placement (a).................     9.857   07/15/05     1,860,000
   5,000   Satelites Mexicanos SA (US$), 144A
           Private Placement (a).................    10.125   11/01/04     4,125,000
   1,000   United Mexican States (US$)...........    10.375   02/17/09     1,033,750
     750   United Mexican States (US$)...........     6.250   12/31/19       589,219
   1,000   Vicap SA (US$)........................    10.250   05/15/02       975,000
                                                                        ------------
                                                                          12,786,094
                                                                        ------------
           MOROCCO  0.9%
   4,762   Morocco Trust A Loan (US$) (c)........     6.063   01/01/09     3,877,976
                                                                        ------------
           PANAMA  0.9%
   4,000   Republic of Panama (US$)..............     8.875   09/30/27     3,660,000
                                                                        ------------
           POLAND  1.0%
   2,250   Netia Holdings, Inc., Series B
           (US$) (b).............................  0/11.250   11/01/07     1,552,500
   3,000   Netia Holdings, Inc. (US$)............    10.250   11/01/07     2,865,000
                                                                        ------------
                                                                           4,417,500
                                                                        ------------
           RUSSIA  0.7%
   1,000   Russia Principal Loans (US$)..........    11.000   07/24/18       260,000
  22,750   Russia Principal Loans
           (US$) (c) (d).........................     5.969   12/15/20     1,649,375

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency
 (000)                  Description                 Coupon    Maturity  Market Value
------------------------------------------------------------------------------------
           RUSSIA (CONTINUED)
   3,000   Russian Federation (US$)..............     8.750%  07/24/05  $    735,000
     362   Russian Ian (US$).....................     5.969   12/15/15        28,962
   3,000   Vnesheconombank (US$) (c) (e).........     6.625   12/15/15       240,000
                                                                        ------------
                                                                           2,913,337
                                                                        ------------
           UNITED KINGDOM  3.4%
   2,750   Cenargo International PLC (US$).......     9.750   06/15/08     2,475,000
   3,450   Diamond Cable Commerce PLC
           (US$) (b) (g).........................  0/10.750   02/15/07     2,682,375
   1,400   Espirit Telecom Group PLC (US$).......    11.500   12/15/07     1,505,000
   1,250   Espirit Telecom Group PLC (US$).......    10.875   06/15/08     1,321,875
   1,000   NTL, Inc. (b) (US$)...................   0/9.750   04/01/08       685,000
   1,000   NTL, Inc. (G.B.P.)....................     9.500   04/01/08     1,646,789
   2,000   NTL, Inc. (US$), 144A Private
           Placement (a).........................    11.500   10/01/08     2,245,000
   2,000   Orange PLC (EUR)......................     7.625   08/01/08     2,324,686
                                                                        ------------
                                                                          14,885,725
                                                                        ------------
           VENEZUELA  0.5%
   1,000   Republic of Venezuela (US$)...........     6.750   03/31/20       696,250
   2,000   Republic of Venezuela (US$)...........     9.250   09/15/27     1,230,000
                                                                        ------------
                                                                           1,926,250
                                                                        ------------
           TOTAL FOREIGN BONDS AND DEBT SECURITIES  22.7%.............    97,332,643
                                                                        ------------
           TOTAL CORPORATE BONDS  96.5%...............................   413,114,318
                                                                        ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

Description                                                                Market Value
---------------------------------------------------------------------------------------
EQUITIES  1.0%
American Mobile Satellite Corp., (2,000 common stock warrants) 144A
  Private Placement (a) (e).............................................   $     50,000
American Telecasting, Inc. (8,370 common stock warrants) (e)............          8,370
Coastal Finance, Inc. (40,000 preferred shares).........................      1,000,000
Crown Castle International Corp. (2,064 preferred shares) (d)...........      2,259,806
Firstworld Communications, Inc., (2,000 common stock warrants) 144A
  Private Placement (a) (e).............................................         20,000
Hosiery Corp. of America, Inc., (1,000 common shares)...................         40,500
Intermedia Communications of Florida, Inc., (3,150 common stock
  warrants), 144A Private Placement (a) (e).............................        288,115
KMC Telecommunications Holdings, Inc., (1,000 common stock warrants)
  144A Private Placement (a) (e)........................................         10,000
Meditrust (3,867 common stock warrants) (e).............................         47,854
NTL, Inc., (5,178 common stock warrants) 144A Private
  Placement (a) (e).....................................................        310,473
Park N View, Inc., (1,000 common stock warrants) 144A Private
  Placement (a) (e).....................................................         13,000
Republic of Argentina (875 bond warrants) (e)...........................         34,125
Splitrock Services, Inc., (3,500 common stock warrants) 144A Private
  Placement (a) (e).....................................................        227,500
Star Gas Partners LP (441 common shares)................................          6,226
Startec Global Communications (3,000 common stock warrants) (e).........          3,000
United Mexican States (1,000 bond warrants) (US$) (e)...................         35,000
Urohealth Systems, Inc., (2,550 common stock warrants) 144A Private
  Placement (a) (e).....................................................              0
                                                                           ------------
TOTAL EQUITIES..........................................................      4,353,969
                                                                           ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

Description                                                                Market Value
---------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  97.5%
  (Cost $439,646,882)...................................................   $417,468,287
SHORT-TERM INVESTMENTS  5.6%
  State Street Bank and Trust Repurchase Agreement (Collateralized by
  U.S. T-Note, $14,990,000 par, 13.25% coupon, due 05/15/14, dated
  03/31/99, to be sold on 04/01/99 at $23,932,224) (Cost $23,929,000)...     23,929,000
                                                                           ------------
TOTAL INVESTMENTS  103.1%
  (Cost $463,575,882)...................................................    441,397,287
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.1%)...........................    (13,434,232)
                                                                           ------------
NET ASSETS  100.0%......................................................   $427,963,055
                                                                           ============

(a) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Security is a "Step-up" bond where the coupon increases or steps up at a pre-determined date.

(c) Security is a bank loan participation.

(d) Payment-in-Kind Security.

(e) Non-income producing security.

(f) Securities purchased on a when issued or delayed delivery basis.

(g) Assets segregated as collateral for open options transactions, futures transactions or when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $463,575,882).......................    $441,397,287
Cash........................................................             279
Receivables:
  Interest..................................................      10,205,211
  Investments Sold..........................................       2,115,666
  Fund Shares Sold..........................................         649,055
  Variation Margin on Futures...............................          40,000
Options at Market Value (Net premiums paid of $33,613)......          26,563
Other.......................................................          10,756
                                                                ------------
      Total Assets..........................................     454,444,817
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      23,269,159
  Income Distributions......................................       1,843,581
  Fund Shares Repurchased...................................         393,794
  Distributor and Affiliates................................         338,702
  Investment Advisory Fee...................................         241,922
Accrued Expenses............................................         241,606
Trustees' Deferred Compensation and Retirement Plans........         152,998
                                                                ------------
      Total Liabilities.....................................      26,481,762
                                                                ------------
NET ASSETS..................................................    $427,963,055
                                                                ============
NET ASSETS CONSIST OF:
Capital.....................................................    $550,655,957
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (2,433,418)
Net Unrealized Depreciation.................................     (22,324,238)
Accumulated Net Realized Loss...............................     (97,935,246)
                                                                ------------
NET ASSETS..................................................    $427,963,055
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $277,921,376 and 30,761,644 shares of
    beneficial interest issued and outstanding).............    $       9.03
    Maximum sales charge (4.75%* of offering price).........             .45
                                                                ------------
    Maximum offering price to public........................    $       9.48
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $135,389,202 and 14,990,680 shares of
    beneficial interest issued and outstanding).............    $       9.03
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $14,652,477 and 1,623,895 shares of
    beneficial interest issued and outstanding).............    $       9.02
                                                                ============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                    For the Nine Months Ended March 31, 1999
                        and the Year Ended June 30, 1998
--------------------------------------------------------------------------------

                                                       Nine Months Ended     Year Ended
                                                        March 31, 1999      June 30, 1998
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $5,113
  for the nine months ended 3/31/99 and $7,881 for the
  year ended 6/30/98).................................    $ 30,971,247       $ 40,758,538
Dividends.............................................         383,121            951,901
Other.................................................          90,486          1,196,387
                                                         -------------      -------------
    Total Income......................................      31,444,854         42,906,826
                                                         -------------      -------------
EXPENSES:
Investment Advisory Fee...............................       2,325,843          3,298,466
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B, and C of $477,598, $1,003,243, and
  $91,166, respectively, for the nine months ended
  3/31/99 and $687,422, $1,410,829, and $98,799,
  respectively, for the year ended 6/30/98)...........       1,572,007          2,197,050
Shareholder Services..................................         502,766            644,982
Custody...............................................          93,034            120,938
Trustees' Fees and Expenses...........................          26,730             31,475
Legal.................................................          30,140             28,850
Other.................................................         212,486            297,676
                                                         -------------      -------------
    Total Expenses....................................       4,763,006          6,619,437
    Investment Advisory Fee Reduction.................         310,112            439,795
                                                         -------------      -------------
    Net Expenses......................................       4,452,894          6,179,642
                                                         -------------      -------------
NET INVESTMENT INCOME.................................    $ 26,991,960       $ 36,727,184
                                                         =============      =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments.......................................    $(11,634,256)      $  9,805,802
    Options...........................................         (53,687)          (104,912)
    Futures...........................................          62,668            497,291
    Forwards..........................................         (90,210)            46,182
    Foreign Currency Transactions.....................        (105,603)            (6,359)
                                                         -------------      -------------
Net Realized Gain/Loss................................     (11,821,088)        10,238,004
                                                         -------------      -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.............................       2,966,018         11,798,356
                                                         -------------      -------------
  End of the Period:
    Investments.......................................     (22,178,595)         3,058,778
    Options...........................................          (7,050)            (5,525)
    Futures...........................................        (133,125)           (87,188)
    Foreign Currency Translation......................          (5,468)               (47)
                                                         -------------      -------------
                                                           (22,324,238)         2,966,018
                                                         -------------      -------------
Net Unrealized Depreciation During the Period.........     (25,290,256)        (8,832,338)
                                                         -------------      -------------
NET REALIZED AND UNREALIZED GAIN/LOSS.................    $(37,111,344)      $  1,405,666
                                                         =============      =============
NET INCREASE/DECREASE IN NET ASSETS FROM OPERATIONS...    $(10,119,384)      $ 38,132,850
                                                         =============      =============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Nine Months Ended March 31, 1999 and
                     the Years Ended June 30, 1998 and 1997
--------------------------------------------------------------------------------

                                                  Nine Months Ended    Year Ended      Year Ended
                                                   March 31, 1999     June 30, 1998   June 30, 1997
---------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $ 26,991,960      $ 36,727,184    $ 34,529,017
Net Realized Gain/Loss...........................    (11,821,088)       10,238,004       9,725,173
Net Unrealized Appreciation/Depreciation During
 the Period......................................    (25,290,256)       (8,832,338)      6,256,307
                                                    ------------      ------------    ------------
Change in Net Assets from Operations.............    (10,119,384)       38,132,850      50,510,497
                                                    ------------      ------------    ------------
Distributions from Net Investment Income.........    (26,991,960)      (36,588,695)    (34,529,017)
Distributions in Excess of Net Investment
 Income..........................................       (748,041)              -0-        (412,288)
                                                    ------------      ------------    ------------
Distributions from and in Excess of Net
 Investment Income*..............................    (27,740,001)      (36,588,695)    (34,941,305)
Return of Capital Distribution*..................            -0-               -0-        (612,243)
                                                    ------------      ------------    ------------
Total Distributions..............................    (27,740,001)      (36,588,695)    (35,553,548)
                                                    ------------      ------------    ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
 ACTIVITIES......................................    (37,859,385)        1,544,155      14,956,949
                                                    ------------      ------------    ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    127,864,335       141,976,974     151,222,275
Net Asset Value of Shares Issued Through Dividend
 Reinvestment....................................     11,396,598        14,616,655      13,768,097
Cost of Shares Repurchased.......................   (110,498,564)     (145,829,346)   (130,375,583)
                                                    ------------      ------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS....................................     28,762,369        10,764,283      34,614,789
                                                    ------------      ------------    ------------
TOTAL INCREASE/DECREASE IN NET ASSETS............     (9,097,016)       12,308,438      49,571,738
NET ASSETS:
Beginning of the Period..........................    437,060,071       424,751,633     375,179,895
                                                    ------------      ------------    ------------
End of the Period (Including accumulated
 distributions in excess of net investment income
 of $2,433,418, $1,685,377, and $1,905,853,
 respectively)...................................   $427,963,055      $437,060,071    $424,751,633
                                                    ============      ============    ============

                               Nine Months Ended     Year Ended       Year Ended
   *Distributions by Class      March 31, 1999      June 30, 1998    June 30, 1997
----------------------------------------------------------------------------------
Distributions from and in
  Excess of
  Net Investment Income:
  Class A Shares.............. $(18,518,999)       $ (24,757,453)    $(24,888,535)
  Class B Shares..............   (8,450,628)         (11,057,055)      (9,438,468)
  Class C Shares..............     (770,374)            (774,187)        (614,302)
                               ------------        -------------     ------------
                               $(27,740,001)       $ (36,588,695)    $(34,941,305)
                               ============        =============     ============
Return of Capital
  Distribution:
  Class A Shares..............      $   -0-        $         -0-     $   (430,710)
  Class B Shares..............          -0-                  -0-         (170,818)
  Class C Shares..............          -0-                  -0-          (10,715)
                               ------------        -------------     ------------
                                    $   -0-        $         -0-     $   (612,243)
                               ============        =============     ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                               Nine Months                   Year Ended June 30
                                  Ended        -----------------------------------------------
Class A Shares                March 31, 1999    1998      1997      1996      1995      1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................    $ 9.893       $ 9.854   $ 9.493   $ 9.398   $ 9.643   $10.380
                                 -------       -------   -------   -------   -------   -------
  Net Investment Income......       .619          .857      .857      .878      .844      .908
  Net Realized and Unrealized
    Gain/Loss................      (.848)         .037      .384      .147     (.099)    (.595)
                                 -------       -------   -------   -------   -------   -------
Total from Investment
  Operations.................      (.229)         .894     1.241     1.025      .745      .313
                                 -------       -------   -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income...................       .630          .855      .865      .880      .815      .950
  Return of Capital
    Distribution.............        -0-           -0-      .015      .050      .175      .100
                                 -------       -------   -------   -------   -------   -------
Total Distributions..........       .630          .855      .880      .930      .990     1.050
                                 -------       -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.....................    $ 9.034       $ 9.893   $ 9.854   $ 9.493   $ 9.398   $ 9.643
                                 =======       =======   =======   =======   =======   =======
Total Return* (a)............     (2.13%)**      9.36%    13.60%    11.26%     8.50%     2.92%
Net Assets at End of the
  Period (In millions).......    $ 277.9       $ 280.6   $ 288.0   $ 271.1   $ 253.3   $ 260.7
Ratio of Expenses to Average
  Net Assets*................      1.17%         1.14%     1.17%     1.31%     1.31%     1.32%
Ratio of Net Investment
  Income to Average Net
  Assets*....................      8.98%         8.61%     8.83%     9.16%     9.13%     8.85%
Portfolio Turnover...........       104%**        154%      125%      102%      152%      203%
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets.................      1.27%         1.24%     1.26%     1.31%       N/A       N/A
Ratio of Net Investment
  Income to Average Net
  Assets.....................      8.88%         8.51%     8.73%     9.15%       N/A       N/A

** Non-Annualized

(a) Total return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                               Nine Months                   Year Ended June 30,
                                  Ended        -----------------------------------------------
       Class B Shares         March 31, 1999    1998      1997      1996      1995      1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................    $ 9.890       $ 9.855   $ 9.497   $ 9.398   $ 9.638   $10.382
                                 -------       -------   -------   -------   -------   -------
  Net Investment Income......       .560          .782      .777      .797      .788      .889
  Net Realized and Unrealized
    Gain/Loss................      (.842)         .036      .389      .160     (.115)    (.665)
                                 -------       -------   -------   -------   -------   -------
Total from Investment
  Operations.................      (.282)         .818     1.166      .957      .673      .224
                                 -------       -------   -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income...................       .576          .783      .794      .812      .751      .877
  Return of Capital
    Distribution.............        -0-           -0-      .014      .046      .162      .091
                                 -------       -------   -------   -------   -------   -------
Total Distributions..........       .576          .783      .808      .858      .913      .968
                                 -------       -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period.....................    $ 9.032       $ 9.890   $ 9.855   $ 9.497   $ 9.398   $ 9.638
                                 =======       =======   =======   =======   =======   =======
Total Return* (a)............     (2.71%)**      9.28%    12.64%    10.55%     7.61%     2.11%
Net Assets at End of the
  Period (In millions).......    $ 135.4       $ 145.0   $ 128.7   $  97.1   $  55.9   $  33.2
Ratio of Expenses to Average
  Net Assets*................      1.93%         1.91%     1.93%     2.07%     2.04%     2.13%
Ratio of Net Investment
  Income to Average Net
  Assets*....................      8.19%         7.84%     8.03%     8.39%     8.35%     7.94%
Portfolio Turnover...........       104%**        154%      125%      102%      152%      203%
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets.................      2.03%         2.01%     2.02%     2.07%       N/A       N/A
Ratio of Net Investment
  Income to Average Net
  Assets.....................      8.09%         7.74%     7.94%     8.38%       N/A       N/A

**  Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                  August 13, 1993
                              Nine Months            Year Ended June 30,          (Commencement of
                                 Ended        ---------------------------------   Distribution) to
       Class C Shares        March 31, 1999    1998     1997     1996     1995    June 30, 1994(a)
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of Period.................    $ 9.884       $9.851   $9.495   $9.396   $9.643       $10.340
                                -------       ------   ------   ------   ------       -------
  Net Investment Income.....       .562         .780     .780     .828     .745          .761
  Net Realized and
    Unrealized Gain/Loss....      (.847)        .036     .384     .129    (.079)        (.605)
                                -------       ------   ------   ------   ------       -------
Total from Investment
  Operations................      (.285)        .816    1.164     .957     .666          .156
                                -------       ------   ------   ------   ------       -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................       .576         .783     .794     .812     .751          .763
  Return of Capital
    Distribution............        -0-          -0-     .014     .046     .162          .090
                                -------       ------   ------   ------   ------       -------
Total Distributions.........       .576         .783     .808     .858     .913          .853
                                -------       ------   ------   ------   ------       -------
Net Asset Value, End of
  Period....................    $ 9.023       $9.884   $9.851   $9.495   $9.396       $ 9.643
                                =======       ======   ======   ======   ======       =======
Total Return* (b)...........     (2.71%)**     8.47%   12.65%   10.55%    7.61%         1.37%**
Net Assets at End of Period
  (In millions).............    $ 14.7         $11.5     $8.1     $7.0     $2.0       $   2.2
Ratio of Expenses to Average
  Net Assets*...............      1.93%        1.91%    1.93%    2.06%    2.12%         2.14%
Ratio of Net Investment
  Income to Average Net
  Assets*...................      8.25%        7.83%    8.08%    8.38%    8.13%         7.91%
Portfolio Turnover..........       104%**       154%     125%     102%     152%          203%**
*If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................      2.03%        2.01%    2.03%    2.07%      N/A           N/A
Ratio of Net Investment
  Income to Average Net
  Assets....................      8.15%        7.73%    7.99%    8.38%      N/A           N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen High Yield Fund (the "Fund"), is organized as a series of Van Kampen Trust, a Delaware business trust (the "Trust"), and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to provide a high level of current income through investment in medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of comparable quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C shares on May 17, 1993 and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March 31. As a result, this financial report reflects the nine-month period commencing on July 1, 1998, and ending on March 31, 1999.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal

                                 March 31, 1999
--------------------------------------------------------------------------------

to the amount of the when issued or delayed delivery purchase commitments until payment is made.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Bond discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's fiscal year end was recently changed from June 30 to March 31, the Fund's tax year end remains June 30.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $85,906,541, which will expire between June 30, 1999 and June 30, 2004. Of this amount, $39,385,731 will expire on June 30, 1999. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the difference in the Fund's tax year end, wash sales, and mark to market on futures contracts at June 30, 1998.
    At March 31, 1999, for federal income tax purposes, the cost of long- and short-term investments is $464,304,230; the aggregate gross unrealized appreciation is

                                 March 31, 1999
--------------------------------------------------------------------------------

$10,497,938 and the aggregate gross unrealized depreciation is $33,404,881, resulting in net unrealized depreciation on long- and short-term investments of $22,906,943.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.
    Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.
    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.
    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. For the year ended June 30, 1998, permanent book and tax basis differences relating to the recognition of net realized gains on foreign currency transactions of $81,987 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.
    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's taxable year (June 30). Therefore, while it is likely that a portion of the Fund's distribution will ultimately be characterized as a return of capital for tax purposes, no such designation has been made for the nine months ended March 31, 1999.

F. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

                                 March 31, 1999
--------------------------------------------------------------------------------

G. BANK LOAN PARTICIPATIONS--The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                     % PER ANNUM
----------------------------------------------------------------------
First $500 million.................................          .75 of 1%
Over $500 million..................................          .65 of 1%

    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Adviser waived a portion of its advisory fee. This waiver is voluntary and may be discontinued at any time.
    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $14,600 and $15,900, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $34,500 and $55,000, respectively, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.
    Additionally, for the year ended June 30, 1998, the Fund reimbursed Van Kampen approximately $19,600 related to the direct cost of consolidating the Van Kampen open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.
    Van Kampen Investor Services Inc., ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $347,700 and $458,900, respectively. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

                                 March 31, 1999
--------------------------------------------------------------------------------

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At March 31, 1999, capital aggregated $391,207,193, $144,042,232 and $15,406,532 for Class A, B and C shares, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................   8,548,658    $  77,472,960
  Class B....................................   4,618,109       42,170,273
  Class C....................................     916,995        8,221,102
                                              -----------    -------------
Total Sales..................................  14,083,762    $ 127,864,335
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................     850,491    $   7,690,242
  Class B....................................     364,542        3,296,841
  Class C....................................      45,353          409,515
                                              -----------    -------------
Total Dividend Reinvestment..................   1,260,386    $  11,396,598
                                              ===========    =============
Repurchases:
  Class A....................................  (6,997,669)   $ (63,522,912)
  Class B....................................  (4,654,114)     (42,458,339)
  Class C....................................    (501,047)      (4,517,313)
                                              -----------    -------------
Total Repurchases............................ (12,152,830)   $(110,498,564)
                                              ===========    =============

                                 March 31, 1999
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $369,566,903, $141,033,457 and
$11,293,228 for Class A, B and C shares, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................   8,945,784    $  89,317,500
  Class B....................................   4,588,921       45,799,499
  Class C....................................     687,284        6,859,975
                                              -----------    -------------
Total Sales..................................  14,221,989    $ 141,976,974
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................     997,599    $   9,948,016
  Class B....................................     427,244        4,261,071
  Class C....................................      40,893          407,568
                                              -----------    -------------
Total Dividend Reinvestment..................   1,465,736    $  14,616,655
                                              ===========    =============
Repurchases:
  Class A.................................... (10,812,030)   $(107,994,896)
  Class B....................................  (3,408,945)     (33,992,220)
  Class C....................................    (385,647)      (3,842,230)
                                              -----------    -------------
Total Repurchases............................ (14,606,622)   $(145,829,346)
                                              ===========    =============

                                 March 31, 1999
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $378,296,283, $124,965,107 and
$7,867,915 for Class A, B and C shares, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................   9,665,241    $  93,909,024
  Class B....................................   5,509,891       53,363,176
  Class C....................................     406,766        3,950,075
                                              -----------    -------------
Total Sales..................................  15,581,898    $ 151,222,275
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   1,014,981    $   9,862,811
  Class B....................................     369,698        3,593,610
  Class C....................................      32,085          311,676
                                              -----------    -------------
Total Dividend Reinvestment..................   1,416,764    $  13,768,097
                                              ===========    =============
Repurchases:
  Class A.................................... (10,008,711)   $ (97,324,996)
  Class B....................................  (3,049,089)     (29,617,644)
  Class C....................................    (353,416)      (3,432,943)
                                              -----------    -------------
Total Repurchases............................ (13,411,216)   $(130,375,583)
                                              ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

                                 March 31, 1999
--------------------------------------------------------------------------------

    For the nine months ended March 31, 1999 and the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $59,200 and $78,100, respectively, and CDSC on redeemed shares of approximately $297,900 and $342,100, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the nine months ended March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $449,913,313 and $411,248,128, respectively. For the year ended June 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $657,401,849 and $607,133,236, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                                 March 31, 1999
--------------------------------------------------------------------------------

    Transactions in options for the year ended June 30, 1998 and the nine months ended March 31, 1999, were as follows:

                                                  CONTRACTS    PREMIUM
-----------------------------------------------------------------------
Outstanding at June 30, 1997....................       0      $       0
  Options Written and Purchased (Net)...........     700       (179,977)
  Options Terminated in Closing Transactions
     (Net)......................................    (200)        60,976
  Options Expired (Net).........................    (200)       117,226
                                                    ----      ---------
Outstanding at June 30, 1998....................     300         (1,775)
  Options Written and Purchased (Net)...........     900        (61,108)
  Options Terminated in Closing Transactions
     (Net)......................................    (600)        (7,075)
  Options Expired (Net).........................    (500)        36,345
                                                    ----      ---------
Outstanding at March 31, 1999...................     100      $ (33,613)
                                                    ====      =========

    The related futures contracts of the outstanding option transactions as of March 31, 1999, and the descriptions and market values are as follows:

                                                                  MARKET
                                           EXPIRATION MONTH/     VALUE OF
                              CONTRACTS      EXERCISE PRICE      OPTIONS
-------------------------------------------------------------------------
U.S. Treasury Bond Options
May 1999--Purchased Put.....        100               Dec/118    $26,563
                                    ---                          --------

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                                 March 31, 1999
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended June 30, 1998 and the nine months ended March 31, 1999, were as follows:

                                                        CONTRACTS
-----------------------------------------------------------------
Outstanding at June 30, 1997........................        -0-
  Futures Opened....................................      1,675
  Futures Closed....................................     (1,575)
                                                         ------
Outstanding at June 30, 1998........................        100
  Futures Opened....................................      3,583
  Futures Closed....................................     (3,433)
                                                         ------
Outstanding at March 31, 1999.......................        250
                                                         ------

    The futures contracts outstanding as of March 31, 1999, and the descriptions and unrealized depreciation are as follows:

                                                           UNREALIZED
                                                          APPRECIATION/
                                              CONTRACTS   DEPRECIATION
-----------------------------------------------------------------------
LONG CONTRACTS:
Euro Bond Future Sept. 1999
  (Current notional value $237,238 per
  contract).................................     150        $(133,125)
SHORT CONTRACTS:
U.S. Treasury Bond Future June 1999
  (Current notional value $120,563 per
  contract).................................     100              -0-
                                                 ---        ---------
                                                 250        $(133,125)
                                                 ---        ----------

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

D. SWAP TRANSACTIONS--These securities represent an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals. During the period ended, March 31, 1999, the Fund made net payments of $936,983 on a Merrill Lynch High Yield Master Index swap which is included as a component of interest income. There were no open swap transactions at March 31, 1999.

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans").

                                 March 31, 1999
--------------------------------------------------------------------------------

The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended March 31, 1999 and the year ended June 30, 1998, are payments retained by Van Kampen of approximately $708,100 and $1,017,300, respectively.

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                         SHORT-TERM GLOBAL INCOME FUND


     Van Kampen Short-Term Global Income Fund (the "Fund") is a mutual fund with an investment objective to seek a high level of current income, consistent with prudent investment risk. The Fund's management seeks to achieve the investment objective by investing primarily in a global portfolio of investment-grade debt securities denominated in various currencies and multi-national currency units and maintaining a dollar-weighted average portfolio duration of not more than three years.


     The Fund is organized as a non-diversified series of the Van Kampen Trust, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                 ---------------------------------------------

                               TABLE OF CONTENTS
                 ---------------------------------------------


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective and Policies...........................    B-4
Strategic Transactions......................................    B-23
Investment Restrictions.....................................    B-32
Trustees and Officers.......................................    B-34
Investment Advisory Agreement...............................    B-45
Other Agreements............................................    B-46
Distribution and Service....................................    B-47
Transfer Agent..............................................    B-51
Portfolio Transactions and Brokerage Allocation.............    B-51
Shareholder Services........................................    B-53
Redemption of Shares........................................    B-56
Contingent Deferred Sales Charge-Class A....................    B-56
Waiver of Class B and Class C Contingent Deferred Sales
  Charge....................................................    B-57
Taxation....................................................    B-59
Fund Performance............................................    B-64
Other Information...........................................    B-68
Report of Independent Accountants...........................    F-1
Financial Statements........................................    F-2
Notes to Financial Statements...............................    F-11



        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 29, 1999.

GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio, such as the Fund. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.

     The Trust was originally organized in 1986 under the name Van Kampen Merritt Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was organized in 1990 under the name Van Kampen Merritt Short-Term Global Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Short-Term Global Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.



     Morgan Stanley Dean Witter and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the

Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of July 8, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                     AMOUNT OF
                                                   OWNERSHIP AT        CLASS OF       PERCENTAGE
          NAME AND ADDRESS OF HOLDER               JULY 8, 1999         SHARES        OWNERSHIP
          --------------------------               ------------        --------       ----------
Xerox Financial Services.......................    1,430,628.98           A             20.48%
Life Insurance Company
1 Tower Lane, #3000
Villa Park, IL 60181

                                                     AMOUNT OF
                                                   OWNERSHIP AT        CLASS OF       PERCENTAGE
          NAME AND ADDRESS OF HOLDER               JULY 8, 1999         SHARES        OWNERSHIP
          --------------------------               ------------        --------       ----------
Van Kampen Trust Company,......................      416,343.23           A              5.96%
2800 Post Oak Blvd.                                   51,425.16           B             16.97%
Houston, Texas 77056
J.C. Bradford & Co. Cust FBO...................       13,370.73           C             33.53%
Mary A. Murphy
330 Commerce St.
Nashville, TN 37201-1899
Davenport & Co. LLC FBO........................       12,442.50           C             31.20%
Rountree Construction Co. Inc.
Attn James R. Rountree
P.O. Box 5369
Suffolk, VA 23435-0369
J.C. Bradford & Co. Cust FBO...................        4,357.08           C             10.93%
Mary Alice Murphy
330 Commerce St.
Nashville, TN 37201-1899
Donaldson Lufkin Jenrette Securities Corp.,            3,640.05           C              9.13%
  Inc. ........................................
P.O. Box 2062
Jersey City, NJ 07303-2052


     Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

INVESTMENT OBJECTIVE AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS


     The Fund may engage in repurchase agreements with banks or broker-dealers for investment purposes and in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described below. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.


"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may purchase and sell portfolio securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements with respect to securities which could otherwise be sold by the Fund. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.


     The Fund will establish a segregated account with its custodian in which it will maintain cash or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. No more than 5% of the Fund's total assets may be held in reverse repurchase agreements.


LENDING OF SECURITIES


     Consistent with applicable regulatory requirements, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that such loans are at all times secured by collateral that is at least equal to the market value, determined daily, of the loaned securities and such loans are callable at any time by the Fund. The advantage of such loans is that the Fund continues to receive the interest or dividends on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations. The Fund may pay reasonable finders', administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.



     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gains or loss in the market price during the loan would inure to the Fund.


     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

DURATION

     Duration is a measure of the expected life of a debt security that was developed as an alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates. However, "term to maturity" measures only the time a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration is a measure of the expected life of a debt security on a present value basis expressed in years. It measures the length of the time interval between the present and the time when the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity, and for zero coupon issues, duration and term to maturity are equal. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

NON-DIVERSIFICATION


     The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify, among other requirements, the Fund must limit its investments so that, at the close of each calendar quarter,
(i) not more than 25% of the market value of the Fund's total assets are invested in securities of a single issuer (other than the U.S. government, its agencies and instrumentalities), and (ii) at least 50% of the market value of its total assets is invested in cash, securities of the U.S. government, its agencies and instrumentalities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's total assets. Since the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.

U.S. GOVERNMENT SECURITIES



     Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal of Securities program (i.e., "STRIPS"), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government issued or guaranteed mortgage-backed securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the instrumentality. U.S. government securities are considered among the most creditworthy of fixed-income investments; however, the yields on U.S. government securities generally are lower than yields available from corporate debt securities.



TREASURY INFLATION-PROTECTED SECURITIES



     The Fund may invest in U.S. Treasury inflation-protected securities ("TIPS") that are designed to provide an investment vehicle that is not vulnerable to inflation. The coupon interest rate as a percentage of principal for these securities is established in an open auction process and then remains constant over the life of the security. The principal value rises or falls semi-annually based upon changes in the Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity. Holders of TIPS are taxed on the interest income received, as well as on the increase in principal that is due to the inflation adjustment. As a result, the after-tax annual yield on TIPS is lower than the after-tax annual yield on a fixed-principal Treasury security of the same maturity. TIPS are expected to show less market risk/price volatility as interest rates rise and fall than a fixed-principal Treasury security of the same maturity. Even though TIPS should experience less market volatility than regular fixed-principal instruments, they should not be viewed as a surrogate for a money market instrument or other cash equivalents.


EUROPEAN ECONOMIES

     In recent years there have been two key issues influencing the investment environment and economic conditions of Europe: the creation of the single market and the emergence of Eastern European economies. Both of these factors have helped European companies by opening up new markets for growth.

     In connection with efforts to create a single market, on January 1, 1999, eleven of the fifteen member countries of the European Union began conversion of their existing sovereign currencies to a new common currency, the euro. For the first three years, the euro will be a phantom currency (only an accounting entry). Euro notes and coins will begin circulating in year 2002. The euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. Financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).

     Although the initial phase of the introduction of the euro has already occurred, there remain uncertainties that will continue for some time such as the applicable conversion rate and whether the payment, valuation and operational systems of banks and financial institutions will operate reliably; the ability of clearing and settlement systems to process transactions; the effects of the euro on European financial and commercial markets; and the effect of new legislation and regulations to address euro-related issues. The process of implementing the euro may likely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These uncertainties could cause increased volatility in financial markets would-wide.

     Governments across Europe have also initiated major privatization programs shifting a greater share of economic activity into the more efficient private sector. Private companies have sought quotation, following the need to compete in the capital markets, as much as in the market place for their products and services. Those companies already quoted have begun to appreciate the value of their being listed. To achieve a high rating on their equity, companies need to produce transparent accounts, communicate effectively with their shareholders and manage their businesses and assets to their shareholders' advantage. The restructuring, management incentives and rationalization of companies has led to lower wage structures and greater flexibility. This has enabled European companies to match the competitive cost environment of developing economies.

MORTGAGE-BACKED SECURITIES

     "Mortgage-Backed Securities" are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of Mortgage-Backed Securities: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities; (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed Securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed Securities without a government guarantee but usually having some form of private credit enhancement.

     Mortgage-Backed Securities may represent an undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-Backed Securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. The remaining maturity of a Mortgage-Backed Security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a Mortgage-Backed Security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool.


     The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal prepayments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Stripped Mortgage-Backed Securities (defined herein) are highly sensitive to changes in prepayment and interest rates.


     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities, like traditional debt securities, may decrease in value as a result of increases in interest rates; however, Mortgage-Backed Securities may be more susceptible to further declines in value during periods of rising interest rates than traditional debt securities because of extension risk (i.e. rising interest rates could cause property owners to prepay their mortgages more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of the security). In addition,

Mortgage-Backed Securities tend to benefit less than traditional debt securities from declining interest rates because of the risk of prepayment (i.e. underlying mortgages often get prepaid faster than expected in periods of declining interest rates).

     The Fund's yield may also be affected by the yields on instruments in which the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     During periods of declining interest rates, prepayment of mortgages underlying Mortgage-Backed Securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio of high-yielding Mortgage-Backed Securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid Mortgage-Backed Securities. Moreover, prepayments of mortgages which underlie securities purchased by the Fund at a premium would result in capital losses.

     Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interest in pools of residential mortgage loans originated by U.S. governmental or private lenders or guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayment) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

     The guaranteed mortgage pass-through securities that the Fund may invest in include those issued or guaranteed by GNMA, FNMA and FHLMC. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to security holders. GNMA and FNMA also guarantee timely distribution of scheduled principal. FHLMC guarantees only ultimate collection of principal on the underlying loans, which collection may take up to one year. The Fund may also invest in other agency securities, including but not limited to securities issued by the Small Business Administration, Export-Import Bank of the United States, Federal Housing Administration, Farm Credit Administration, Federal Home Loan Banks, General Services Administration, U.S. Department of Transportation, U.S. Department of Housing and Urban Development, and Student Loan Marketing Association. These securities generally are not backed by the full faith and credit of the United States.

     Private Mortgage Pass-Through Securities. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs constituting ARMS are backed by a pool of conventional adjustable rate mortgage loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement.

     GNMA Certificates. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veteran's Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

     FNMA Certificates. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. government.

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     Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate loans secured by multifamily projects.

     FHLMC Certificates. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

     FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligation of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC Certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

     Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations ("CMOs") are debt obligations which are secured by mortgage loans or other mortgage-backed securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to

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be treated as a Real Estate Mortgage Investment Conduit (a "REMIC"). All future references to CMOs shall also be deemed to include REMICs.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," may be issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in many ways. By investing in particular tranches of a CMO with specified cash flows, the Fund may gain more predictability of cash flows than if it had invested in the underlying Mortgage Assets. Generally, the more predictable the cash flow of a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar average lives. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying Mortgage Assets, the market prices of and yield on these tranches tend to be more volatile.

     One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as LIBOR. These adjustable rate tranches are known as "floating rate CMOs," "inverse floating CMOs" and "interest only CMOs". Floating rate CMOs may be backed by fixed rate or adjustable rate mortgages; to date, fixed rate mortgages have been more commonly utilized for this purpose. Floating rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable rate mortgages, represent a ceiling beyond which the coupon rate on a floating rate CMO may not be increased regardless of increases in the interest rate index to which the floating rate CMO is geared. Inverse floating rate CMOs pay interest at rates that vary inversely with changes in market rates of interest and may pay a rate of interest determined by applying a multiple to the floating rate. Accordingly, when market rates of interest decrease, the change in value of inverse floating CMOs owned by the Fund will have a positive effect on the net asset value of the Fund and when market rates of interest increase, the change in value of inverse floating rate CMOs owned by the Fund will have a negative effect on the net asset value of the Fund. In addition, the extent of increases and decreases in the net asset value of the Fund in response to changes in market rates of interest generally will be larger than comparable changes in the net asset value of the Fund if the Fund held an equal principal amount of a fixed rate CMO security having similar credit quality, redemption provisions and maturity.

     The Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated

                                      B-15
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maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date.

     In reliance on an SEC interpretation, the Fund's investment in certain qualifying collateralized mortgage obligations (CMOs), including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities,
(c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

     Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities are derivative multi-class mortgage securities. Stripped Mortgage-Backed Securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage-Backed Securities issued by parties other than agencies or instrumentalities of the U.S. government are considered, under current guidelines of the staff of the SEC, to be illiquid securities.

     Stripped Mortgage-Backed Securities are generally structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage-Backed Securities will have one class receiving a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are especially sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The market value of such Stripped Mortgage-Backed Securities, including adjustable rate U.S. government IOs, are subject to greater risk of fluctuation in response to changes in market interest rates than other adjustable rate securities, and such greater risk of fluctuation may adversely affect the ability of the Fund to maintain a relatively stable net asset value.

     Types of Credit Support. To lessen the effect of failures by obligors on underlying mortgages to make payments, certain Mortgage-Backed Securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on

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

the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Other information which may be considered include demographic factors, loan underwriting practices and general market and economic conditions. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

     Adjustable Rate Mortgage-Backed Securities. Adjustable rate Mortgage-Backed Securities are debt securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one month to three years, based on a spread over a specific interest rate or interest rate index. There are three main categories of indices: (i) those based on U.S. government securities,
(ii) those derived from a calculated measure such as a cost of funds index and
(iii) those based on a moving average of interest rates, including mortgage rates. Commonly utilized indices include, for example, the One Year Constant Maturity Treasury Index, the London Interbank Offered Rate (LIBOR), the Federal Home Loan Bank Cost of Funds, the prime rate and commercial paper rates.

     Adjustable rate securities allow the Fund to participate in increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During periods of declining interest rates, however, coupon rates may readjust downward resulting in lower yields to the Fund. During periods of rising interest rates, changes in the coupon rate of adjustable rate securities will lag behind changes in the market interest rate, which may result in such security having a lower value until the coupon resets to reflect more closely market interest rates. Investors who redeem shares of the Fund prior to the time the coupon rates of the Fund's portfolio securities are adjusted could suffer some loss on their investment in the Fund's shares. Adjustable rate securities

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typically limit the maximum amount the coupon rate may be adjusted during any adjustment period, in any one year and during the term of the security. During periods of significant fluctuations in market rates of interest the net asset value of the Fund may fluctuate more significantly since these limits may prevent the Fund's portfolio securities from fully adjusting to reflect market rates.

     The Fund may invest in adjustable rate securities with interest rates that adjust or vary inversely to changes in market interest rates. Such securities, which are referred to as "inverse floating obligations," provide opportunities for high current income, but the market value of such securities may be more volatile in response to changes in market interest rates. Certain of such inverse floating obligations have coupon rates that adjust to changes in market interest rates to a greater degree than the change in the market rate and accordingly have investment characteristics similar to investment leverage. As a result, the market value of such inverse floating obligations are subject to greater risk of fluctuation than other adjustable rate securities which do not vary inversely to changes in market interest rates, and such greater risk of fluctuation may adversely affect the ability of the Fund to maintain a relatively stable net asset value.

ASSET-BACKED SECURITIES

     "Asset-Backed Securities" have structural characteristics similar to Mortgage-Backed Securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Through the use of trusts and special purpose corporations, various types of assets, including assets such as automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or pay-through structures. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.


     Asset-Backed Securities present certain risks that are not presented by Mortgage-Backed Securities, including the risk that these securities do not have the benefit of a security interest in the related collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issues of Asset-Backed Securities backed by automobile receivables permit the servicers of such receivable to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related Asset-Backed Securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirement under state laws, the trustee for the holders of Asset-Backed Securities backed by automobile receivables may not have a proper security interest in the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


FLOATING AND VARIABLE RATE DEBT SECURITIES

     Debt securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London Inter Bank Offered Rate

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(LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate may also be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include derivative securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

BRADY BONDS

     The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds.


     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued to date include bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.


     In light of the risk of Brady Bonds including, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with terms of the Brady Bonds. Many of the Brady Bonds and other income securities in which the Fund invests are likely to be acquired at a discount.


STRUCTURED INVESTMENTS


     The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of other debt securities, including debt securities issued by foreign governments. This type of

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restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in a class of Structured Investments that is subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

RISKS OF INVESTING IN LOWER-GRADE INCOME SECURITIES

     The Fund may invest up to 20% of its assets in lower-grade securities, which securities are commonly known as "junk bonds." Securities which are in the lower-grade categories generally offer a higher current yield than is offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities before investing in the Fund.

     Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade debt securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.

     Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. However, the secondary market prices of lower-grade debt securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade debt securities. A significant

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increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

     The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.


     The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.


     The Fund may invest in securities not producing immediate cash income when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


     The Fund's investments in lower-grade securities may include securities rated D by S&P or C by Moody's (the lowest-grade assigned) and unrated securities of comparable quality. Securities assigned, such ratings include those of companies that are in default or are in bankruptcy or reorganization. Securities of such companies are regarded by the

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rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Fund's investment adviser will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.


     Many lower-grade debt securities generally are not listed for trading on any national securities exchange, and many issuers of lower-grade debt securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher proportion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.


     The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of S&P and Moody's in evaluating securities although the investment adviser does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market value risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in lower-grade securities, achievement of the Fund's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher-grade securities.

     New or proposed laws may have an impact on the market for lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.

     Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various investment strategies as described below to earn income, facilitate portfolio management, and mitigate risks. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.


     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Among other things, Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.


     The Fund may sell options on securities the Fund owns or has the right to purchase without additional payments, up to 25% of the Fund's net assets, for non-hedging purposes. When the Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. In addition, the Fund would need to replace the underlying securities at prices which may not be advantageous to the Fund. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of these futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.

     General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.


     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). Certain OTC options may be illiquid and are subject to the Fund's limitation on illiquid securities.


     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities and Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities, indices, currencies and futures. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes, for duration management and for risk management purposes. Futures generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the

Commodity Futures Trading Commission ("CFTC") and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

     Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     Combined Transactions. Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund may into swaps, caps, floors, collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least
"A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms now act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

     Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.

     Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.

     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash or liquid securities.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of
(i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:

      1. Purchase any securities (other than obligations issued or guaranteed by the U.S. government, or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer, and except that the Fund may purchase securities of other investment companies without regard to such limitations to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act.

      2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge, or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowings may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the total asset value of the Fund (after giving effect to the amount borrowed). Notwithstanding this investment restriction, the Fund may enter into when issued and delayed delivery transactions as described in the Prospectus.

      3. Make loans, except to the extent the obligations the Fund may invest in are considered to be loans, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.


      4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with transactions described under the caption "Investment Objective, Policies and Risks" in the Prospectus nor short term credits in connection with the clearance of transactions are considered the purchase of a security on margin.


      5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures contracts or related options, except to the extent that the hedging transactions described under the heading "Investment Objective, Policies and Risks" in the Prospectus would be deemed to be any of the foregoing transactions.


      6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

      7. Make investments for the purpose of exercising control or participation in management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act.

      8. The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act.

      9. Invest in oil, gas or mineral leases or in equity interests in oil, gas or other mineral exploration or development programs.


     10. Purchase or sell real estate, commodities or commodities contracts except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES


                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of
1632 Morning Mountain Road                  the funds in the Fund Complex. Co-founder,
Raleigh, NC 27614                           and prior to August 1996, Chairman, Chief
Date of Birth: 07/14/32                     Executive Officer and President, MDT
                                            Corporation (now known as Getinge/Castle,
                                            Inc., a subsidiary of Getinge Industrier AB),
                                            a company which develops, manufactures,
                                            markets and services medical and scientific
                                            equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological
Barrington Place, Building 4                company. Trustee/Director of each of the
18 E. Dundee Road, Suite 101                funds in the Fund Complex. Prior to January
Barrington, IL 60010                        1999, Chairman and Chief Executive Officer of
Date of Birth: 09/16/38                     The Allstate Corporation ("Allstate") and
                                            Allstate Insurance Company. Prior to January
                                            1995, President and Chief Executive Officer
                                            of Allstate. Prior to August 1994, Mr. Choate
                                            held various management positions at
                                            Allstate.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of
Two World Trade Center                      International Private Client Group, a
66th Floor                                  division of Morgan Stanley Dean Witter.
New York, NY 10048                          Director of Dean Witter Reynolds Inc.
Date of Birth: 10/12/52                     Chairman and Director of Dean Witter Capital
                                            Corporation. Chairman, Chief Executive
                                            Officer, President and Director of Dean
                                            Witter Alliance Capital Corporation, Director
                                            of the National Healthcare Resources, Inc.,
                                            Dean Witter Realty Inc., Dean Witter Reynolds
                                            Venture Equities Inc., DW Window Covering
                                            Holding, Inc. and is a member of the Morgan
                                            Stanley Dean Witter Management Committee.
                                            Trustee of the TCW/DW Funds, Director of the
                                            Morgan Stanley Dean Witter Funds and
                                            Trustee/Director of other funds in the Fund
                                            Complex. Prior to March 1999, Chairman, Chief
                                            Executive Officer, President and Director of
                                            Morgan Stanley Dean Witter Distributors, Inc.
                                            Prior to January 1999, Chairman of Dean
                                            Witter Futures & Currency Management Inc. and
                                            Demeter Management Corporation. Prior to
                                            December 1998, President and Chief Operating
                                            Officer of Morgan Stanley Dean Witter
                                            Individual Asset Management and Director of
                                            Morgan Stanley Dean Witter Trust FSB.
                                            Formerly Vice Chairman of the Board of the
                                            National Association of Securities Dealers,
                                            Inc. and Chairman of the Board of the Nasdaq
                                            Stock Market, Inc.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an
Sears Tower                                 executive search firm. Trustee/Director of
233 South Wacker Drive                      each of the funds in the Fund Complex. Prior
Suite 7000                                  to 1997, Partner, Ray & Berndtson, Inc., an
Chicago, IL 60606                           executive recruiting and management
Date of Birth: 06/03/48                     consulting firm. Formerly, Executive Vice
                                            President of ABN AMRO, N.A., a Dutch bank
                                            holding company. Prior to 1992, Executive
                                            Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago
                                            Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member
                                            of the Women's Board of the University of
                                            Chicago. Prior to 1996, Trustee of The
                                            International House Board.
R. Craig Kennedy..........................  President and Director, German Marshall Fund
11 DuPont Circle, N.W.                      of the United States. Trustee/Director of
Washington, D.C. 20016                      each of the funds in the Fund Complex.
Date of Birth: 02/29/52                     Formerly, advisor to the Dennis Trading Group
                                            Inc. Prior to 1992, President and Chief
                                            Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation,
                                            a private foundation.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Jack E. Nelson............................  President and owner, Nelson Investment
423 Country Club Drive                      Planning Services, Inc., a financial planning
Winter Park, FL 32789                       company and registered investment adviser.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage
                                            Services Inc., a member of the National
                                            Association of Securities Dealers, Inc. and
                                            Securities Investors Protection Corp.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.
Don G. Powell*............................  Currently a member of the Board of Governors
2800 Post Oak Blvd.                         and Executive Committee for the Investment
Houston, TX 77056                           Company Institute, and a member of the Board
Date of Birth: 10/19/39                     of Trustees of the Houston Museum of Natural
                                            Science. Trustee/ Director of certain
                                            open-end investment companies in the Fund
                                            Complex and Trustee/Managing General Partner
                                            of other funds advised by the Advisers or Van
                                            Kampen Management Inc. Immediate past
                                            Chairman of the Investment Company Institute.
                                            Prior to January 1999, Chairman and Director
                                            of Van Kampen Investments, the Advisers, the
                                            Distributor, and Investor Services and
                                            Director or officer of certain other
                                            subsidiaries of Van Kampen Investments. Prior
                                            to July 1998, Director and Chairman of VK/AC
                                            Holding, Inc. Prior to November 1996,
                                            President, Chief Executive Officer and
                                            Director of VK/AC Holding, Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The
One ServiceMaster Way                       ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of
Date of Birth: 07/08/44                     Illinois Tool Works, Inc., a manufacturing
                                            company and the Urban Shopping Centers Inc.,
                                            a retail mall management company. Trustee,
                                            University of Notre Dame. Trustee/ Director
                                            of each of the funds in the Fund Complex.
                                            Prior to 1998, Director of Stone Smurfit
                                            Container Corp., a paper manufacturing
                                            company. Formerly, President, Chief Executive
                                            Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services
                                            company.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean
155 Hickory Lane                            of the Graduate School, Stevens Institute of
Closter, NJ 07624                           Technology. Director, Dynalysis of Princeton,
Date of Birth: 08/02/24                     a firm engaged in engineering research.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                           counsel to the funds in the Fund Complex, and
Date of Birth: 08/22/39                     other open-end and closed-end funds advised
                                            by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex, and Trustee/Managing General
                                            Partner of other open-end and closed-end
                                            funds advised by the Advisers or Van Kampen
                                            Management Inc.

Suzanne H. Woolsey, Ph.D..................  Chief Operating Officer of the National
2101 Constitution Ave., N.W.                Academy of Sciences/National Research
Room 206                                    Council, an independent, federally chartered
Washington, D.C. 20418                      policy institution. Director of Neurogen
Date of Birth: 12/27/41                     Corporation, a pharmaceutical company.
                                            Director and former Chairman of the German
                                            Marshall Fund of the United States Trustee of
                                            Colorado College, Vice Chair of the Board of
                                            the Council for Excellence in Government.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex. Prior to 1993, Executive
                                            Director of the Commission on Behavioral and
                                            Social Sciences and Education at the National
                                            Academy of Sciences/ National Research
                                            Council. Prior to 1989, Partner of Coopers &
                                            Lybrand.

Paul G. Yovovich..........................  Private investor. Director of 3Com
Sears Tower                                 Corporation, which provides information
233 South Wacker Drive                      access products and network system solutions,
Suite 9700                                  COMARCO, Inc., a wireless communications
Chicago, IL 60606                           products company and APAC Customer Services,
Date of Birth: 10/29/53                     Inc., a provider of outsourced customer
                                            contact services. Trustee/Director of each of
                                            the funds in the Fund Complex. Prior to May
                                            1996, President of Advance Ross Corporation,
                                            an international transaction services and
                                            pollution control equipment manufacturing
                                            company.


------------------------------------


* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS


     Messrs. Powers, McDonnell, Smith, Hegel, Sullivan, Wood and Wetherell are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Richard F. Powers III................  President and Chief Executive Officer of Van
  Date of Birth: 02/02/46              Kampen Investments. President of each of the
  President                            Funds in the Fund Complex. Prior to May 1998,
                                       Executive Vice President and Director of
                                       Marketing at Morgan Stanley Dean Witter and
                                       Director of Dean Witter Discover & Co. and Dean
                                       Witter Realty. Prior to 1996, Director of Dean
                                       Witter Reynolds Inc.

Dennis J. McDonnell..................  Executive Vice President and Director of Van
  Date of Birth: 05/20/42              Kampen Investments. President, Chief Operating
  Chief Investment Officer and         Officer and Director of the Advisers, Van Kampen
  Executive Vice President             Advisors Inc., and Van Kampen Management Inc.
                                       Chief Investment Officer and Executive Vice
                                       President of each of the funds in the Fund
                                       Complex. President, Chairman of the Board and
                                       Trustee/Managing General Partner of other
                                       investment companies advised by the Advisers or
                                       Van Kampen Management Inc. Prior to July 1998,
                                       Director and Executive Vice President of VK/AC
                                       Holding, Inc. Prior to April 1998, President and
                                       Director of Van Kampen Merritt Equity Advisors
                                       Corp. Prior to April 1997, Mr. McDonnell was
                                       Director of Van Kampen Merritt Equity Holdings
                                       Corp. Prior to September 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM
                                       Group, Inc. and McCarthy, Crisanti & Maffei, Inc.
                                       a financial research firm, and Chairman and
                                       Director of MCM Asia Pacific Company, Limited and
                                       MCM (Europe) Limited.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
A. Thomas Smith III..................  Executive Vice President, General Counsel,
  Date of Birth: 12/14/56              Secretary and Director of Van Kampen Investments,
  Vice President and Secretary         the Advisers, Van Kampen Advisors Inc., Van
                                       Kampen Management Inc., the Distributor, American
                                       Capital Contractual Services, Inc., Van Kampen
                                       Exchange Corp., Van Kampen Recordkeeping Services
                                       Inc., Investor Services, Van Kampen Insurance
                                       Agency of Illinois Inc. and Van Kampen System
                                       Inc. Vice President and Secretary of each of the
                                       funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers or
                                       their affiliates. Prior to January 1999, counsel
                                       to New York Life Insurance Company ("New York
                                       Life"), and prior to March 1997, Vice President
                                       and Associate General Counsel of New York Life.
                                       Prior to December 1993, Assistant General Counsel
                                       of The Dreyfus Corporation. Prior to August 1991,
                                       Senior Associate, Willkie Farr & Gallagher. Prior
                                       to January 1989, Mr. Smith was a Staff Attorney
                                       at the Securities and Exchange Commission,
                                       Division of Investment Management, Office of
                                       Chief Counsel.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van
  Date of Birth: 06/25/56              Kampen Management Inc. and Van Kampen Advisors
  Vice President                       Inc. Vice President of each of the funds in the
                                       Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates. Prior to September 1996, Director of
                                       McCarthy, Crisanti & Maffei, Inc, a financial
                                       research company.

Stephen L. Boyd......................  Vice President and Chief Investment Officer for
  Date of Birth: 11/16/40              equity investments at the Advisers. Vice
  Vice President                       President of each of the funds in the Fund
                                       Complex and certain other investment companies
                                       advised by the Advisers or their affiliates.
                                       Prior to October 1998, Vice President, Senior
                                       Portfolio Manager with AIM Capital Management,
                                       Inc. Prior to February 1998, Senior Vice
                                       President of Van Kampen American Capital Asset
                                       Management, Inc., Van Kampen American Capital
                                       Investment Advisory Corp. and Van Kampen American
                                       Capital Management, Inc.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments
  Date of Birth: 08/20/55              and the Advisers. Treasurer, Vice President and
  Treasurer, Vice President and Chief  Chief Financial Officer of each of the funds in
  Financial Officer                    the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46              President and Chief Accounting Officer of each of
  Vice President and Chief Accounting  the funds in the Fund Complex and certain other
  Officer                              investment companies advised by the Advisers or
                                       their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior
  Vice President                       Vice President and Chief Operating Officer of the
                                       Distributor. Vice President of each of the funds
                                       in the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the
  Date of Birth: 11/19/59              Advisers. Controller of each of the funds in the
  Controller                           Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Weston B. Wetherell..................  Vice President, Deputy General Counsel and
  Date of Birth: 06/15/56              Assistant Secretary of Van Kampen Investments,
  Assistant Secretary                  the Advisers, the Distributor, Van Kampen
                                       Management Inc. and Van Kampen Advisors Inc.
                                       Assistant Secretary of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Michael Robert Sullivan..............  Assistant Vice President of Van Kampen
  Date of Birth: 03/30/33              Investments, the Advisers and Van Kampen
  Assistant Controller                 Management Inc. Assistant Controller of each of
                                       the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or
                                       their affiliates.



     Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") holds the same position with each of the funds in the Fund Complex. Messrs. DeMartini and Powell hold the same position with each of the Funds in the Fund Complex except for the Van Kampen Technology Fund. As of the date of this Statement of Additional Information, there are 66 operating funds in the Fund Complex. Each Non-Affiliated Trustee is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                               Fund Complex
                                                -------------------------------------------
                                                                Aggregate
                                                 Aggregate      Estimated
                                                Pension or       Maximum          Total
                                  Aggregate     Retirement       Annual       Compensation
                                Compensation     Benefits     Benefits from      before
                                   before       Accrued as      the Fund      Deferral from
                                Deferral from     Part of         Upon            Fund
           Name(1)               the Fund(2)    Expenses(3)   Retirement(4)    Complex(5)
           -------              -------------   -----------   -------------   -------------
J. Miles Branagan                  $ 3,048        $35,691        $60,000        $125,200
Jerry D. Choate(5)                       0              0         60,000               0
Linda Hutton Heagy                   3,048          3,861         60,000         112,800
R. Craig Kennedy                     3,048          2,652         60,000         125,200
Jack E. Nelson                       3,048         18,385         60,000         125,200
Phillip B. Rooney                    2,448          6,002         60,000         125,200
Dr. Fernando Sisto                   3,048         68,615         60,000         125,200
Wayne W. Whalen                      3,048         12,658         60,000         125,200
Suzanne H. Woolsey(5)                    0              0         60,000               0
Paul G. Yovovich(5)                  1,619              0         60,000          25,300


------------------------------------


(1) Trustees not eligible for compensation are not included in the Compensation Table.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all three operating series of the Trust with respect to the Trust's fiscal period ended March 31, 1999. The details of aggregate compensation before deferral for each series are shown in Table A below. Certain trustees deferred compensation from the Trust during the fiscal period ended March 31, 1999; the aggregate compensation deferred from all three series of the Trust is as follows: Mr. Branagan, $3,048; Ms. Heagy, $3,048; Mr. Kennedy, $1,525; Mr. Nelson, $3,048; Mr. Rooney, $2,448; Dr.
    Sisto, $1,525; Mr. Whalen, $3,048; and Mr. Yovovich, $804. The details of amounts deferred for each series are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from all three operating series of the Trust as of the Trust's fiscal period ended March 31, 1999 is as follows: Mr. Branagan, $21,964; Mr. Gaughan, $6,321; Ms. Heagy, $27,695; Mr. Kennedy, $48,375; Mr. Miller, $30,195; Mr. Nelson, $64,862; Mr. Rees, $8,688; Mr. Robinson, $49,131; Mr. Rooney, $11,775; Dr.
    Sisto, $8,166; Mr. Whalen, $54,350; and Mr. Yovovich, $838. The details of cumulative deferred compensation (including interest) for each series of the Trust are shown in Table C. The deferred compensation plan is described above the Compensation Table.


(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the Funds' respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.


(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee has served as a member of the Board of Trustees since the year set forth in Table D below.



(5) Mr. Yovovich became a member of the Board of Trustees for the Fund and other funds in the Fund Complex on October 22, 1998 and therefore does not have a full calendar year of information to report. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Fund and other funds in the Fund Complex on May 26, 1999 and therefore do not have any 1998 calendar year information to report. The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.



     As of July 8, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                    TABLE A


                        1999 AGGREGATE COMPENSATION FROM
                           THE TRUST AND EACH SERIES


                                                                                TRUSTEE
                          FISCAL     ---------------------------------------------------------------------------------------------
       FUND NAME         YEAR-END*   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   WOOLSEY   YOVOVICH
       ---------         ---------   --------   ------   -----    -------   ------   ------   -----    ------   -------   --------
High Yield Fund.........    3/31      $1,253      $0     $1,253   $1,253    $1,253   $1,053   $1,253   $1,253     $0       $  694
Managed Short Term
  Income Fund...........    3/31          **      **         **       **       **       **        **      **      **           **
Short-Term Global Income
  Fund..................    3/31         866       0        866      866      866      666       866     866       0          442
Strategic Income Fund...    3/31         929       0        929      929      929      729       929     929       0          483
                                      ------      --     ------   ------    ------   ------   ------   ------     --       ------
  Trust Total...........              $3,048      $0     $3,048   $3,048    $3,048   $2,448   $3,048   $3,048     $0       $1,619


------------------------------------


 * Each Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999. The Managed Short-Term Income Fund has not commenced investment operations as of March 31, 1999.



** Such trustees received an organizational meeting fee of $200/trustee paid by the Adviser in connection with the Fund's organization.


                                    TABLE B

                   1999 AGGREGATE COMPENSATION DEFERRED FROM
                           THE TRUST AND EACH SERIES


                                                                                TRUSTEE
                          FISCAL     ---------------------------------------------------------------------------------------------
       FUND NAME         YEAR-END*   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   WOOLSEY   YOVOVICH
       ---------         ---------   --------   ------   -----    -------   ------   ------   -----    ------   -------   --------
High Yield Fund.........    3/31       1,253       0      1,253      627    1,253    1,053       627   1,253       0          344
Managed Short-Term
  Income Fund...........    3/31          **      **         **       **       **       **        **      **      **           **
Short-Term Global Income
  Fund..................    3/31         866       0        866      433      866      666       433     866       0          220
Strategic Income Fund...    3/31         929       0        929      465      929      729       465     929       0          240
                                      ------      --     ------   ------    ------   ------   ------   ------     --       ------
  Trust Total...........              $3,048      $0     $3,048   $1,525    $3,048   $2,448   $1,525   $3,048     $0       $  804


------------------------------------


 * Each Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999. The Managed Short-Term Income Fund has not commenced investment operations as of March 31, 1999.



** Such trustees received an organizational meeting fee of $200/trustee paid by the Adviser in connection with the Fund's organization.

                                    TABLE C


                     1999 CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES

                                                                          TRUSTEE
                       FISCAL     ---------------------------------------------------------------------------------------
      FUND NAME       YEAR-END*   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    SISTO    WHALEN    WOOLSEY
      ---------       ---------   --------   ------     -----    -------   ------    ------    -----    ------    -------
High Yield Fund......    3/31     $ 7,789    $     0   $ 9,678   $16,380   $22,145   $4,422    $2,941   $18,589   $    0
Managed Short-Term
 Income Fund.........    3/31           0          0         0        0          0        0         0        0         0
Short-Term Global
 Income Fund.........    3/31       7,030          0     8,953   15,966     21,293    3,615     2,585   17,822         0
Strategic Income
 Fund................    3/31       7,145          0     9,064   16,029     21,424    3,738     2,640   17,939         0
                                  -------    -------   -------   -------   -------   -------   ------   -------   -------
 Trust Total.........             $21,964    $     0   $27,695   $48,375   $64,862   $11,775   $8,166   $54,350   $    0

                       TRUSTEE               FORMER TRUSTEES
                       --------   -------------------------------------
      FUND NAME        YOVOVICH   GAUGHAN   MILLER     REES    ROBINSON
      ---------        --------   -------   ------     ----    --------
High Yield Fund......  $   359    $2,107    $10,065   $2,816   $16,377
Managed Short-Term
 Income Fund.........        0         0          0        0         0
Short-Term Global
 Income Fund.........      229     2,107     10,065    2,936    16,377
Strategic Income
 Fund................      250     2,107     10,065    2,936    16,377
                       -------    ------    -------   ------   -------
 Trust Total.........  $   838    $6,321    $30,195   $8,688   $49,131


------------------------------------


* Each Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999. The Managed Short Term Income Fund has not commenced investment operations as of March 31, 1999.



                                    TABLE D


          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                               TRUSTEE
                                     --------------------------------------------------------------------------------------------
FUND NAME                            BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   ROONEY   SISTO   WHALEN   WOOLSEY   YOVOVICH
---------                            --------   ------   -----    -------   ------   ------   -----   ------   -------   --------
High Yield Fund.....................   1995      1999     1995     1993      1986     1997    1995     1986     1999       1998
Managed Short Term Income Fund......   1999      1999     1999     1999      1999     1999    1999     1999     1999       1999
Short-Term Global Income Fund.......   1995      1999     1995     1993      1990     1997    1995     1990     1999       1998
Strategic Income Fund...............   1995      1999     1995     1993      1993     1997    1995     1993     1999       1998



INVESTMENT ADVISORY AGREEMENT



     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.


     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a monthly fee payable computed based upon an annual rate of 0.55% applied to the average daily net assets of the Fund.


     The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, the Adviser received approximately $242,700, $434,800 and $605,700, respectively, in advisory fees from the Fund.


OTHER AGREEMENTS


     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund, which include, maintaining the books and records of the Fund, calculating the Fund's net asset value and coordinating tax compliance and other regulatory issues. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.



     During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, Advisory Corp. received approximately $11,300, $13,400 and $7,300, respectively, in accounting services fees from the Fund.


     Legal Services Agreement. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


     During the fiscal period ended March 31, 1998 and the fiscal years ended June 30, 1998 and 1997, Van Kampen Investments received approximately $6,300, and $9,600 and $15,300, respectively, in legal services fees from the Fund.


DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.


                                                                Total            Amounts
                                                             Underwriting      Retained by
                                                             Commissions       Distributor
                                                             ------------      -----------
Fiscal period ended March 31, 1999.....................        $ 3,137             $241
Fiscal year ended June 30, 1998........................        $ 2,983             $239
Fiscal year ended June 30, 1997........................        $16,240             $694

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $25,000...........................       3.25%           3.36%              3.00%
$25,000 but less than $250,000..............       2.75%           2.83%              2.50%
$250,000 but less than $500,000.............       1.75%           1.78%              1.50%
$500,000 but less than $1,000,000...........       1.50%           1.52%              1.25%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 3.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.


     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement, with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the Prospectus or (ii) the amount of the Distributor's actual expenses incurred less any contingent deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted for on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of March 31, 1999, there were $7,979,579 and $309 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 265.99% and 0.01% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans for Class A Shares were $91,982 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Class A Share Plans. For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans for Class B Shares were $72,858 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $48,629 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $24,229 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans for Class C Shares were $2,413 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $497 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $1,916 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.



     The Distributor has entered into agreements with the following firms: (i) Merrill Lynch, Pierce, Fenner & Smith Inc. and (ii) Norwest Bank Minnesota, N.A. Shares of the Fund shall be offered pursuant to such firm's retirement plan alliance program(s). Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact the firms mentioned above for further information concerning such program(s) including, but not limited to, minimum size and operational requirements.


TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and divided disbursing agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal period ended March 31, 1999, and the fiscal years ended June 30, 1998 and 1997, Investor Services received fees aggregating approximately $73,700, $133,400 and $185,200, respectively for these services. Prior to 1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.

     Transactions in debt securities generally made by the Fund are principal transactions at net prices with little or no brokerage costs. Such securities are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:

Commissions Paid:


                                                                          Affiliated Brokers
                                                                         --------------------
                                                              All        Morgan        Dean
                                                            Brokers      Stanley      Witter
                                                            -------      -------      ------
Fiscal period ended March 31, 1999.......................    $  0          $0           $0
Fiscal year ended June 30, 1998..........................    $555          $0           $0
Fiscal year ended June 30, 1997..........................    $  0          $0           $0
Fiscal period ended March 31, 1999 Percentages:
  Commissions with affiliate to total commissions........                   0%           0%
  Value of brokerage transactions with affiliate to total
     transactions........................................                   0%           0%



     During the fiscal period ended March 31, 1999, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

     A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN

     Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

     Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.


EXCHANGE PRIVILEGE



     The following information supplements the section in the Fund's Prospectus under the same heading. Beginning December 1, 1999, all shareholders will be limited to eight (8) exchanges per fund during a rolling 365-day period.



     Exchange privileges will be suspended on a particular fund if more than eight (8) exchanges out of that fund are made during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests will not be processed. Exchange privileges will be restored when the account history shows fewer than eight (8) exchanges in the rolling 365-day period.



     This policy change does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans.

REINSTATEMENT PRIVILEGE

     A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

REDEMPTION OF SHARES


     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

CONTINGENT DEFERRED SALES CHARGE-CLASS A ("CDSC-CLASS A")

     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A Shares") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES
CHARGE ("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to Treasury Regulation Section 401(k)-1(d)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the plan. The CDSC-Class B and C will be waived on redemptions made under the plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the plan and the ability to offer the plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

TAXATION

FEDERAL INCOME TAXATION

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including taxable income and net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gains net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gains net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

     As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market PFIC stock that it owns (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service (the "IRS") consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

DISTRIBUTIONS

     Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gains dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the dividends received deduction for corporations.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its fiscal year consists of securities of foreign issuers, the Fund will be eligible to, and may, file elections with the IRS pursuant to which shareholders of the Fund will be required to (i) include their respective pro rata portions of such taxes in their U.S. income tax returns as gross income, and (ii) treat such respective pro rata portions as taxes paid by them. Shareholders will be entitled, subject to certain limitations, to either deduct their respective pro rata portions of such foreign taxes in computing their taxable incomes or use them as foreign tax credits against their U.S. federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified annually whether the foreign taxes paid by the Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's U.S. federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income" which includes, among other types of income, dividends and interest. The foregoing is only a general description of the foreign tax credit under current law. Because application of the rules described above depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

     Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

NON-U.S. SHAREHOLDERS

     A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gains dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in the Fund is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.

     Non-effectively connected capital gains dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) a Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gains dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.

     If income from the Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.


     Final United States Treasury Regulations, effective for payments made after December 31, 2000, may affect the procedures to be followed by Non-U.S. Shareholders in establishing foreign status for purposes of the withholding, backup withholding and information reporting rules. Prospective investors should consult their tax advisors concerning the applicability and effect of such Treasury Regulations on an investment in shares of the Fund.



     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.


BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     The Fund must report annually to the IRS and to each Non-U.S. Shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

GENERAL

     The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact 12b-1 fees may have changed over time.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement) and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A shares include the maximum sales charge; total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gains dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors of different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of the Prospectus.

     CLASS A SHARES


     The Fund's average annual total return assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended March 31, 1999 was -1.91%, (ii) the five-year period ended March 31, 1999 was 2.91% and (iii) the approximately eight-year, six-month period since September 28, 1990, the commencement of distribution for Class A Shares of the Fund, through March 31, 1999 was 3.78%. The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to March 31, 1999 was 37.13%. The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to March 31, 1999 was 41.80%.


     CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended March 31, 1999 was -2.30%, (ii) the five-year period ended March 31, 1999 was 2.80% and (iii) the approximately seven-year, eight-month period since July 22, 1991, the commencement of distribution for Class B Shares of the Fund, through March 31, 1999 was 3.19%. The Fund's cumulative nonstandardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from its inception to March 31, 1999 was 27.32%. The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from its inception to March 31, 1999 was 27.32%.


     CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended March 31, 1999 was -0.39%, (ii) the five-year period ended March 31, 1999 was 2.78% and (iii) the approximately five-year, seven-month period since August 13, 1993, the commencement of distribution for Class C Shares of the Fund, through March 31, 1999 was 1.76%. The Fund's cumulative nonstandardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from its inception to March 31, 1999 was 10.35%. The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from its inception to March 31, 1999 was 10.35%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

OTHER INFORMATION

     CUSTODY OF ASSETS

     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

     SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

     INDEPENDENT ACCOUNTANTS

     KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

     LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Short-Term Global Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Short-Term Global Income Fund (the "Fund"), including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the statement of changes in net assets for the nine-month period ended March 31, 1999 and for each of the years in the two year period ended June 30, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Short-Term Global Income Fund as of March 31, 1999, the results of its operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the changes in its net assets for the nine-month period ended March 31, 1999 and for each of the years in the two year period ended June 30, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Chicago, Illinois

May 6, 1999

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency                                                        Maturity     U.S. $
 (000)                    Description                 Coupon      Date    Market Value
--------------------------------------------------------------------------------------
           CORPORATE BONDS  47.0%
           CONSUMER NON-DURABLES  4.6%
  1,500    Gillette -- US$..........................   6.000%   11/14/00  $ 1,511,250
  1,000    Glaxo Welcome -- US$.....................   6.750    05/31/00    1,003,500
                                                                          -----------
                                                                            2,514,750
                                                                          -----------
           ELECTRONICS  1.7%
  1,000    CIA Transporte Energia, 144A -- US$
           (a)......................................   8.625    04/01/03      937,500
                                                                          -----------
           ENERGY  8.4%
  3,000    Petro Mexicanos, 144A -- US$ (a).........   9.857    07/15/05    2,790,000
  1,850    Petroliam Nasional Berhad, 144A -- US$
           (a) (b)..................................   6.875    07/01/03    1,754,170
                                                                          -----------
                                                                            4,544,170
                                                                          -----------
           FINANCE  27.6%
  1,000    Bank of Ireland -- US$...................   6.625    09/29/29      950,000
  2,500    Export-Import Bank Korea -- DEM..........   4.063    10/06/00    1,337,167
  1,500    GE Capital Corp. -- US$..................   5.500    01/16/01    1,497,600
  1,000    GMAC -- US$..............................   5.330    10/20/00      996,820
  1,200    GMAC -- GBP..............................   5.330    09/25/02    1,927,712
  1,500    Interamer Development Bank -- US$........   6.375    08/01/00    1,513,950
  1,000    Korea Development Bank -- US$............   7.900    02/01/02    1,002,400
  1,600    Korea Development Bank -- DEM............   5.625    10/25/99      882,323
  1,000    NBG Finance PLC -- US$...................       *    06/24/07      970,000
  2,500    Nordic Investment Bank -- NZ$............   6.750    09/16/99    1,346,726
    500    SB Treasury Co. LLC, 144A -- US$ (a)
           (b)......................................   9.400    12/29/49      490,890
  2,000    Union Bank of Norway, 144A -- US$ (a)....   9.100    10/25/00    2,065,000
                                                                          -----------
                                                                           14,980,588
                                                                          -----------
           UTILITIES  4.7%
  3,000    Empresa Electrica Del Notre, 144A -- US$
           (a)......................................   7.750    03/15/06    1,560,000
  1,000    Telecom Brazil -- US$....................  11.250    12/09/99      970,000
                                                                          -----------
                                                                            2,530,000
                                                                          -----------
           Total Corporate Bonds........................................   25,507,008
                                                                          -----------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency                                                        Maturity     U.S. $
 (000)                    Description                 Coupon      Date    Market Value
--------------------------------------------------------------------------------------
           FOREIGN GOVERNMENT AND AGENCY SECURITIES  17.7%
           COLOMBIA  5.6%
  2,500    Republic of Colombia -- Euro.............   4.900%   11/21/01  $ 1,212,780
  1,000    Republic of Colombia -- US$..............   8.660    10/07/16      885,000
  1,000    Republic of Colombia -- US$..............  12.243    08/13/05      912,500
                                                                          -----------
                                                                            3,010,280
                                                                          -----------
           GREECE  3.9%
300,000    Hellenic Republic -- GRD.................   9.200    03/21/02    1,047,756
320,000    Hellenic Republic -- GRD.................   9.800    03/21/00    1,068,471
                                                                          -----------
                                                                            2,116,227
                                                                          -----------
           HUNGARY  3.3%
425,000    Hungary Government -- HUF................  16.000    11/24/00    1,842,274
                                                                          -----------
           PANAMA  2.7%
  1,500    Republic of Panama, 144A -- US$ (a)
           (b)......................................   7.875    02/13/02    1,455,000
                                                                          -----------
           RUSSIA  0.3%
     42    Russian Ian -- US$.......................   5.969    12/15/15        3,367
  2,500    Russia Principal Loan -- Vnesh -- US$ (c)
           (d)......................................   5.969    12/15/20      181,250
                                                                          -----------
                                                                              184,617
                                                                          -----------
           SOUTH AFRICA  1.9%
  1,000    Republic of South Africa -- US$..........   9.625    12/15/99    1,018,800
                                                                          -----------
           Total Foreign Government and Agency Securities...............    9,627,198
                                                                          -----------
           US GOVERNMENT AND AGENCY OBLIGATIONS 2.7%
  2,600    FNMA -- NZ$..............................   7.250    06/20/02    1,451,157
                                                                          -----------
           MORTGAGE BACKED OBLIGATIONS  14.1%
  7,650    RAST 1998-A4 -- US$ (b)..................   6.750    05/25/28    7,672,711
                                                                          -----------
           PREFERRED STOCK  0.7%
           Avalon Bay Communities, Inc. -- US$ (6,000 preferred
           shares)......................................................      148,875
           First Industrial Realty Trust -- US$ (10,000 preferred
           shares)......................................................      218,750
                                                                          -----------
           Total Preferred Stock........................................      367,625
                                                                          -----------
REPURCHASE AGREEMENT  5.7%
State Street Bank and Trust (collateralized by $1,935,000 of U.S.
Treasury Bonds, 13.25% coupon, due 05/15/14 dated 03/31/99, to be sold
on 04/01/99 at $3,082,415)..............................................     3,082,000
                                                                          -----------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency                                                        Maturity     U.S. $
 (000)                    Description                 Coupon      Date    Market Value
--------------------------------------------------------------------------------------
           SHORT TERM NOTES  11.6%
  2,043    Canadian Time Deposit....................   4.750%   04/26/99  $ 2,043,420
  4,264    Eurodollar Time Deposit..................       *    04/12/99    4,263,632
                                                                          -----------
                                                                            6,307,052
                                                                          -----------
TOTAL INVESTMENTS  99.5%
  (Cost $56,708,110)....................................................    54,014,751
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%.............................       265,670
                                                                          -----------
NET ASSETS  100.0%......................................................   $54,280,421
                                                                          ------------

 *  Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Assets segregated as collateral for open forward currency contracts.

(c) Payment in kind security.

(d) Security is accruing at less than the stated coupon.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

The following table summarizes the portfolio composition at March 31, 1999, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

Short Term Notes...............   11.7%
Repurchase Agreement...........    5.7%
AAA............................   28.5%
AA.............................    4.7%
A..............................   10.9%
BBB............................   20.2%
BB.............................   12.4%
NR.............................    5.9%
                                 -----
                                 100.0%
                                 =====

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $56,708,110)........................    $ 54,014,751
Cash........................................................             871
Receivables:
  Interest..................................................         784,814
  Investments Sold..........................................          62,108
  Forward Currency Contracts................................          28,889
  Fund Shares Sold..........................................             900
                                                                ------------
      Total Assets..........................................      54,892,333
                                                                ------------
LIABILITIES:
Payables:
  Income Distributions......................................         148,581
  Distributor and Affiliates................................          92,397
  Investment Advisory Fee...................................          25,511
  Fund Shares Repurchased...................................          23,491
Accrued Expenses............................................         178,674
Trustees' Deferred Compensation and Retirement Plans........         143,258
                                                                ------------
      Total Liabilities.....................................         611,912
                                                                ------------
NET ASSETS..................................................    $ 54,280,421
                                                                ============
NET ASSETS CONSIST OF:
Capital.....................................................    $123,851,003
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (1,974,455)
Net Unrealized Depreciation.................................      (2,802,037)
Accumulated Net Realized Loss...............................     (64,794,090)
                                                                ------------
NET ASSETS..................................................    $ 54,280,421
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $50,986,605 and 7,142,474 shares of
    beneficial interest issued and outstanding).............    $       7.14
    Maximum sales charge (3.25%* of offering price).........             .24
                                                                ------------
    Maximum offering price to public........................    $       7.38
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,029,945 and 424,495 shares of
    beneficial interest issued and outstanding).............    $       7.14
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $263,871 and 36,957 shares of beneficial
    interest issued and outstanding)........................    $       7.14
                                                                ============

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                             STATEMENT OF OPERATIONS

                    For the Nine Months Ended March 31, 1999
                        and the Year Ended June 30, 1998
 -------------------------------------------------------------------------------

                                                       Nine Months Ended     Year Ended
                                                        March 31, 1999      June 30, 1998
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $2,676
  and $13,886, respectively, for the nine months ended
  3/31/99 and the year ended 6/30/98).................    $ 3,400,269        $ 5,294,057
Dividends.............................................         26,486             14,298
                                                          -----------        -----------
    Total Income......................................      3,426,755          5,308,355
                                                          -----------        -----------
EXPENSES:
Investment Advisory Fee...............................        242,697            434,761
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $93,706, $64,108 and $2,336,
  respectively for the nine months ended 3/31/99 and
  $102,020, $379,656 and $2,737, respectively, for the
  year ended 6/30/98).................................        160,150            484,413
Shareholder Services..................................        117,791            196,607
Custody...............................................         50,511             51,999
Blue Sky Expense......................................         39,037             53,912
Trustees' Fees and Expenses...........................         24,361             28,422
Legal.................................................         20,550             12,375
Other.................................................         81,905            145,646
                                                          -----------        -----------
    Total Expenses....................................        737,002          1,408,135
    Less Expenses Reimbursed..........................            -0-             14,546
                                                          -----------        -----------
    Net Expenses......................................        737,002          1,393,589
                                                          -----------        -----------
NET INVESTMENT INCOME.................................    $ 2,689,753        $ 3,914,766
                                                          ===========        ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments.........................................    $  (137,078)       $   863,170
  Options.............................................            -0-             18,292
  Futures.............................................       (366,635)          (119,252)
  Forwards............................................         82,459          3,165,132
  Foreign Currency Transactions.......................     (1,030,272)        (4,194,518)
                                                          -----------        -----------
Net Realized Loss.....................................     (1,451,526)          (267,176)
                                                          -----------        -----------
Net Unrealized Appreciation/Depreciation:
  Beginning of the Period.............................     (2,416,979)        (1,420,976)
                                                          -----------        -----------
  End of the Period:
    Investments.......................................     (2,693,359)        (1,465,165)
    Forwards..........................................        (87,945)          (939,286)
    Futures...........................................            -0-            (12,353)
    Foreign Currency Translation......................        (20,733)              (175)
                                                          -----------        -----------
                                                           (2,802,037)        (2,416,979)
                                                          -----------        -----------
Net Unrealized Depreciation During the Period.........       (385,058)          (996,003)
                                                          -----------        -----------
NET REALIZED AND UNREALIZED LOSS......................    $(1,836,584)       $(1,263,179)
                                                          ===========        ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS............    $   853,169        $ 2,651,587
                                                          ===========        ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Nine Months Ended March 31, 1999 and the
                       Years Ended June 30, 1998 and 1997
--------------------------------------------------------------------------------

                                           Nine Months Ended    Year Ended      Year Ended
                                            March 31, 1999     June 30, 1998   June 30, 1997
--------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.....................    $ 2,689,753      $  3,914,766    $  5,420,224
Net Realized Gain/Loss....................     (1,451,526)         (267,176)      1,725,990
Net Unrealized Depreciation During the
  Period..................................       (385,058)         (996,003)     (1,136,411)
                                              -----------      ------------    ------------
Change in Net Assets from Operations......        853,169         2,651,587       6,009,803
                                              -----------      ------------    ------------
Distributions from Net Investment
  Income..................................     (2,678,361)       (3,914,766)     (5,420,224)
Distributions in Excess of Net Investment
  Income..................................            -0-          (331,088)     (1,573,147)
                                              -----------      ------------    ------------
Distributions from and in Excess of Net
  Investment Income*......................     (2,678,361)       (4,245,854)     (6,993,371)
Return of Capital Distribution*...........            -0-          (290,326)        (91,680)
                                              -----------      ------------    ------------
Total Distributions.......................     (2,678,361)       (4,536,180)     (7,085,051)
                                              -----------      ------------    ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..............................     (1,825,192)       (1,884,593)     (1,075,248)
                                              -----------      ------------    ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................     14,681,976        19,032,931       3,720,807
Net Asset Value of Shares Issued Through
  Dividend Reinvestment...................      1,300,796         2,772,850       4,048,955
Cost of Shares Repurchased................    (25,487,170)      (46,043,368)    (46,302,530)
                                              -----------      ------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS............................     (9,504,398)      (24,237,587)    (38,532,768)
                                              -----------      ------------    ------------
TOTAL DECREASE IN NET ASSETS..............    (11,329,590)      (26,122,180)    (39,608,016)
NET ASSETS:
Beginning of the Period...................     65,610,011        91,732,191     131,340,207
                                              -----------      ------------    ------------
End of the Period (Including accumulated
  distributions in excess of net
  investment income of $1,974,455,
  $1,985,847 and $455,277,
  respectively)...........................    $54,280,421      $ 65,610,011    $ 91,732,191
                                              ===========      ============    ============

                                            Nine Months Ended    Year Ended      Year Ended
          *Distributions by Class            March 31, 1999     June 30, 1998   June 30, 1997
---------------------------------------------------------------------------------------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares...........................    $(2,323,505)       (2,310,645)   $ (3,003,963)
  Class B Shares...........................       (342,314)       (1,921,964)     (3,977,304)
  Class C Shares...........................        (12,542)          (13,245)        (12,104)
                                               -----------      ------------    ------------
                                               $(2,678,361)     $ (4,245,854)   $ (6,993,371)
                                               ===========      ============    ============
Return of Capital Distribution:
  Class A Shares...........................    $       -0-      $   (179,548)   $    (40,726)
  Class B Shares...........................            -0-          (109,531)        (50,795)
  Class C Shares...........................            -0-            (1,247)           (159)
                                               -----------      ------------    ------------
                                               $       -0-      $   (290,326)   $    (91,680)
                                               ===========      ============    ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                            Year Ended June 30,
                               Nine Months Ended   --------------------------------------
       Class A Shares           March 31, 1999     1998    1997    1996    1995     1994
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................              $7.35   $7.55   $7.62   $7.56   $8.15    $9.11
                               -----------------   -----   -----   -----   -----   ------
Net Investment Income........                .33     .39     .42     .49     .50      .59
Net Realized and Unrealized
  Gain/Loss..................               (.21)   (.13)    .03     .16    (.45)    (.89)
                               -----------------   -----   -----   -----   -----   ------
Total from Investment
  Operations.................                .12     .26     .45     .65     .05     (.30)
                               -----------------   -----   -----   -----   -----   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income...................                .33     .42     .51     -0-     .37      .35
  Return of Capital
    Distribution.............                -0-     .04     .01     .59     .27      .31
                               -----------------   -----   -----   -----   -----   ------
Total Distributions..........                .33     .46     .52     .59     .64      .66
                               -----------------   -----   -----   -----   -----   ------
Net Asset Value, End of the
  Period.....................              $7.14   $7.35   $7.55   $7.62   $7.56    $8.15
                               =================   =====   =====   =====   =====   ======
Total Return* (a)............              1.76%** 3.46%   6.09%   8.81%    .69%   (3.61%)
Net Assets at End of the
  Period (In millions).......              $51.0   $45.7   $39.5   $50.1   $72.5   $147.7
Ratio of Expenses to Average
  Net Assets* (b)............              1.56%   1.39%   1.33%   1.31%   1.14%    1.13%
Ratio of Net Investment
  Income to Average Net
  Assets*....................              6.21%   5.40%   5.37%   6.54%   7.20%    6.64%
Portfolio Turnover...........                53%**  175%    378%    225%    204%     259%

* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets (b).............                N/A   1.41%   1.36%   1.34%     N/A      N/A
Ratio of Net Investment
  Income to Average Net
  Assets.....................                N/A   5.38%   5.34%   6.51%     N/A      N/A

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                              Year Ended June 30,
                               Nine Months Ended   ------------------------------------------
Class B Shares                 March 31, 1999(a)   1998(a)   1997(a)   1996    1995     1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................        $7.35          $7.55     $7.62    $7.56   $8.15    $9.10
                                     -----          -----     -----    -----   -----   ------
Net Investment Income........          .36            .36       .35      .39     .41      .54
Net Realized and Unrealized
  Gain/Loss..................         (.28)          (.16)      .04      .20    (.42)    (.90)
                                     -----          -----     -----    -----   -----   ------
Total from Investment
  Operations.................          .08            .20       .39      .59    (.01)    (.36)
                                     -----          -----     -----    -----   -----   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income...................          .29            .37       .45      -0-     .34      .32
  Return of Capital
    Distribution.............          -0-            .03       .01      .53     .24      .27
                                     -----          -----     -----    -----   -----   ------
Total Distributions..........          .29            .40       .46      .53     .58      .59
                                     -----          -----     -----    -----   -----   ------
Net Asset Value, End of the
  Period.....................        $7.14          $7.35     $7.55    $7.62   $7.56    $8.15
                                     =====          =====     =====    =====   =====   ======
Total Return* (b)............        1.15%**        2.67%     5.29%    8.02%   (.14%)  (4.22%)
Net Assets at End of the
  Period (In millions).......        $ 3.0          $19.6     $52.1    $81.1   $127.9  $271.8
Ratio of Expenses to Average
  Net Assets* (c)............        2.31%          2.16%     2.09%    2.09%   1.96%    1.85%
Ratio of Net Investment
  Income to Average Net
  Assets*....................        5.46%          4.48%     4.62%    5.79%   6.42%    5.91%
Portfolio Turnover...........          53%**         175%      378%     225%    204%     259%
* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets (c).............          N/A          2.18%     2.12%    2.09%     N/A      N/A
Ratio of Net Investment
  Income to Average Net
  Assets.....................          N/A          4.46%     4.59%    5.76%     N/A      N/A

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                  August 13, 1993
                                                     Year Ended June 30,          (Commencement of
                          Nine Months Ended   ---------------------------------   Distribution) to
     Class C Shares       March 31, 1999(a)   1998(a)   1997(a)   1996    1995     June 30, 1994
--------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period................       $ 7.35          $7.55     $7.62    $7.56   $8.16       $  9.24
                               ------          -----     -----    -----   -----       -------
Net Investment Income...          .29            .34       .35      .45     .50           .49
Net Realized and
  Unrealized
  Gain/Loss.............         (.21)          (.14)      .04      .14    (.52)        (1.05)
                               ------          -----     -----    -----   -----       -------
Total from Investment
  Operations............          .08            .20       .39      .59    (.02)         (.56)
                               ------          -----     -----    -----   -----       -------
Less:
  Distributions from and
    in Excess of Net
    Investment Income...          .29            .37       .45      -0-     .34           .27
  Return of Capital
    Distribution........          -0-            .03       .01      .53     .24           .25
                               ------          -----     -----    -----   -----       -------
Total Distributions.....          .29            .40       .46      .53     .58           .52
                               ------          -----     -----    -----   -----       -------
Net Asset Value, End of
  the Period............       $ 7.14          $7.35     $7.55    $7.62   $7.56       $  8.16
                               ======          =====     =====    =====   =====       =======
Total Return* (b).......        1.15%**        2.67%     5.29%    8.03%   (.27%)       (6.32%)**
Net Assets at End of the
  Period (In
  millions).............       $   .3          $  .3     $  .2    $  .2   $  .2       $    .2
Ratio of Expenses to
  Average Net Assets*
  (c)...................        2.33%          2.16%     2.09%    2.07%   1.96%         1.84%
Ratio of Net Investment
  Income to Average Net
  Assets*...............        5.46%          4.67%     4.63%    5.72%   6.30%         5.83%
Portfolio Turnover......          53%**         175%      378%     225%    204%          259%

* If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets
  (c)...................          N/A          2.17%     2.12%    2.09%     N/A           N/A
Ratio of Net Investment
  Income to Average Net
  Assets................          N/A          4.65%     4.60%    5.69%     N/A           N/A

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Short-Term Global Income Fund (the "Fund") is organized as a series of Van Kampen Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk through investment in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and having an average duration of three years or less. The Fund commenced investment operations on September 28, 1990. The distribution of the Fund's Class B and Class C shares commenced on July 22, 1991, and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March 31. As a result, this financial report reflects the nine-month period commencing on July 1, 1998, and ending on March 31, 1999.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using the last available bid price, or if not available, yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At March 31, 1999, there were no when issued or delayed delivery purchase commitments.

                                 March 31, 1999
--------------------------------------------------------------------------------

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's fiscal year end was recently changed from June 30 to March 31, the Fund's tax year end remains June 30.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $63,342,563 which will expire between June 30, 2001 and June 30, 2004. Net realized gains or losses may

                                 March 31, 1999
--------------------------------------------------------------------------------

differ for financial and tax reporting purposes primarily as a result of the difference in the Fund's tax year end, post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and as a result of gains or losses recognized for tax purposes on open forward transactions at June 30, 1998.
    At March 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $56,708,110; the aggregate gross unrealized appreciation is $174,424 and the aggregate gross unrealized depreciation is $2,867,783 resulting in net unrealized depreciation of $2,693,359.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Net realized gains, if any, are distributed annually.
    For the year ended June 30, 1998, permanent book and tax differences relating to net realized currency losses totaling $1,199,482 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.
    For tax purposes, the determination of a return of capital distribution is made at the Fund's taxable year end (June 30). Therefore, while it is likely that a portion of the Fund's distribution will ultimately be characterized as a return of capital for tax purposes, no such designation has been made for the nine months ended March 31, 1999.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .55% of the Fund's average net assets.
    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $12,900 and $2,800, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $17,600 and $23,000, respectively, representing Van Kampen's cost of providing accounting and legal services to the Fund.

                                 March 31, 1999
--------------------------------------------------------------------------------

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $73,700 and $133,400, respectively. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                                 March 31, 1999
--------------------------------------------------------------------------------

    At March 31, 1999, capital aggregated $75,377,296, $48,190,817 and $282,890, for Classes A, B and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................   2,006,866    $ 14,345,350
  Class B.....................................      38,305         277,659
  Class C.....................................       8,367          58,967
                                                ----------    ------------
Total Sales...................................   2,053,538    $ 14,681,976
                                                ==========    ============
Dividend Reinvestment:
  Class A.....................................     155,386    $  1,111,883
  Class B.....................................      24,804         177,510
  Class C.....................................       1,596          11,403
                                                ----------    ------------
Total Dividend Reinvestment...................     181,786    $  1,300,796
                                                ==========    ============
Repurchases:
  Class A.....................................  (1,242,343)   $ (8,908,308)
  Class B.....................................  (2,299,947)    (16,448,982)
  Class C.....................................     (18,281)       (129,880)
                                                ----------    ------------
Total Repurchases.............................  (3,560,571)   $(25,487,170)
                                                ==========    ============

                                 March 31, 1999
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $68,828,371, $64,184,630 and $342,400, for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................   2,451,703    $ 18,354,657
  Class B.....................................      64,808         487,442
  Class C.....................................      25,354         190,832
                                                ----------    ------------
Total Sales...................................   2,541,865    $ 19,032,931
                                                ==========    ============
Dividend Reinvestment:
  Class A.....................................     227,701    $  1,709,854
  Class B.....................................     139,292       1,048,650
  Class C.....................................       1,914          14,346
                                                ----------    ------------
Total Dividend Reinvestment...................     368,907    $  2,772,850
                                                ==========    ============
Repurchases:
  Class A.....................................  (1,683,807)   $(12,642,954)
  Class B.....................................  (4,446,060)    (33,357,245)
  Class C.....................................      (5,747)        (43,169)
                                                ----------    ------------
Total Repurchases.............................  (6,135,614)   $(46,043,368)
                                                ==========    ============

                                 March 31, 1999
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $61,586,372, $96,115,314 and $181,638, for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................     258,752    $  1,966,958
  Class B.....................................     212,311       1,604,749
  Class C.....................................      19,713         149,100
                                                ----------    ------------
Total Sales...................................     490,776    $  3,720,807
                                                ==========    ============
Dividend Reinvestment:
  Class A.....................................     261,651    $  1,982,096
  Class B.....................................     271,233       2,054,943
  Class C.....................................       1,572          11,916
                                                ----------    ------------
Total Dividend Reinvestment...................     534,456    $  4,048,955
                                                ==========    ============
Repurchases:
  Class A.....................................  (1,868,594)   $(14,169,926)
  Class B.....................................  (4,219,580)    (31,987,407)
  Class C.....................................     (19,067)       (145,197)
                                                ----------    ------------
Total Repurchases.............................  (6,107,241)   $(46,302,530)
                                                ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. Class C shares purchased before January 1, 1997 will automatically convert to Class A shares after the tenth year following purchase. The CDSC will be imposed on most redemptions made within three years of the

                                 March 31, 1999
--------------------------------------------------------------------------------

purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
             YEAR OF REDEMPTION                  CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      3.00%              1.00%
Second.......................................      2.00%               None
Third........................................      1.00%               None
Fourth and Thereafter........................       None               None

    For the nine months ended March 31, 1999 and the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $200 and $200, respectively, and CDSC on redeemed shares of approximately $1,900 and $10,200, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the nine months ended March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $27,537,985 and $36,216,139, respectively.
    For the year ended June 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $116,378,688 and $135,900,050, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

                                 March 31, 1999
--------------------------------------------------------------------------------

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period.
There were no transactions in options for the nine months ended March 31, 1999. Transactions in options for the year ended June 30, 1998, were as follows:

                                                    CONTRACTS     PREMIUM
--------------------------------------------------------------------------
Outstanding at June 30, 1997....................         1       $ (27,698)
Options Written and Purchased (Net).............        12         444,910
Options Terminated in Closing Transactions
  (Net).........................................       (12)       (444,910)
Options Expired (Net)...........................        (1)         27,698
                                                       ---       ---------
Outstanding at June 30, 1998....................       -0-       $     -0-
                                                       ===       =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

                                 March 31, 1999
--------------------------------------------------------------------------------

    Transactions in futures contracts for the nine months ended March 31, 1999 and the year ended June 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at June 30, 1997...............................     -0-
Futures Opened.............................................     371
Futures Closed.............................................    (356)
                                                               ----
Outstanding at June 30, 1998...............................      15
Futures Opened.............................................     257
Futures Closed.............................................    (272)
                                                               ----
Outstanding at March 31, 1999..............................     -0-
                                                               ====

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.
    At March 31, 1999, the Fund has outstanding forward currency contracts as follows:

             FORWARD                  CURRENT             UNREALIZED
        CURRENCY CONTRACTS             VALUE             DEPRECIATION
---------------------------------------------------------------------------
SHORT CONTRACTS:
Euro Currency,
  6,906,480 expiring 06/01/99.....  $ 7,493,579            $(70,840)
Greek Drachma,
  593,600,000 expiring 05/17/99...    1,956,350              (9,802)
New Zealand Dollar,
  1,901,502 expiring 05/06/99.....    1,013,786                 -0-
Pound Sterling,
  1,124,805 expiring
  04/06/99-05/06/99...............    1,815,012              (7,303)
                                    -----------            --------
                                    $12,278,727            $(87,945)
                                    ===========            ========

D. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risk may result due to the potential inability of counterparties to meet the terms of their contracts. At March 31,

                                 March 31, 1999
--------------------------------------------------------------------------------

1999, the Fund has net realized gains on closed but unsettled forward currency contracts of $116,834 scheduled to settle between April 1, 1999 and October 27, 1999. This amount is due from two counterparties.

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended March 31, 1999 and the year ended June 30, 1998, are payments retained by Van Kampen of approximately $71,300 and $320,100, respectively.

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                             STRATEGIC INCOME FUND


     Van Kampen Strategic Income Fund (the "Fund") is a mutual fund with a primary investment objective to seek to provide its shareholders with high current income. The Fund has a secondary investment objective of seeking capital appreciation. The Fund's management seeks to achieve the investment objectives by investing primarily in a portfolio of income securities selected from the following market sectors: U.S. government securities; domestic investment-grade income securities; domestic lower-grade income securities; foreign investment-grade income securities; and foreign lower-grade income securities. Investments are allocated among these sectors based on evaluations of the relative investment opportunities and investment risks presented by each sector as determined from time to time by the Fund's investment adviser.


     The Fund is organized as a non-diversified series of the Van Kampen Trust, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                 ---------------------------------------------

                               TABLE OF CONTENTS
                 ---------------------------------------------


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objectives and Policies..........................    B-4
Strategic Transactions......................................    B-24
Investment Restrictions.....................................    B-32
Trustees and Officers.......................................    B-35
Investment Advisory Agreement...............................    B-46
Other Agreements............................................    B-47
Distribution and Service....................................    B-48
Transfer Agent..............................................    B-52
Portfolio Transactions and Brokerage Allocation.............    B-52
Shareholder Services........................................    B-54
Redemption of Shares........................................    B-57
Contingent Deferred Sales Charge-Class A....................    B-57
Waiver of Class B and Class C Contingent Deferred Sales
  Charge....................................................    B-57
Taxation....................................................    B-59
Fund Performance............................................    B-65
Other Information...........................................    B-69
Report of Independent Accountants...........................    F-1
Financial Statements........................................    F-2
Notes to Financial Statements...............................    F-18



        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 29, 1999.

GENERAL INFORMATION

     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio, such as the Fund. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.

     The Trust was originally organized in 1986 under the name Van Kampen Merritt Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized in 1993 under the name Van Kampen Merritt Strategic Income Fund as a sub-trust of the Massachusetts Trust. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Strategic Income Fund on July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.



     Morgan Stanley Dean Witter and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of July 8, 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                    Amount of
                                                   Ownership at         Class        Percentage
         Name and Address of Holder                July 8, 1999       of Shares      Ownership
         --------------------------               --------------      ---------      ----------
Van Kampen Trust Company....................        244,424.13            A             6.77%
  2800 Post Oak Blvd.                               322,617.30            B             6.03%
  Houston, TX 77056                                  18,058.27            C             5.17%
Merrill Lynch Pierce Fenner & Smith Inc.....        575,918.36            B            10.77%
  For the Sole Benefit of its Customers
  Attn: Fund Administration
  4800 Deer Lake Drive East
  2nd Floor
  Jacksonville, FL 32246-6484


------------------------------------

     Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

INVESTMENT OBJECTIVES AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS


     The Fund may engage in repurchase agreements with banks or broker-dealers for investment purposes and in order to earn a return on temporarily available cash. The Fund may invest an amount up to 20% of its total assets in securities subject to repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described below. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.


     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.


"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

     The Fund may purchase and sell portfolio securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

SHORT SALES

     The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

     When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.


     The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer of cash or liquid securities. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.


     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.


     The market value of a security sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations.


BORROWING, REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS


     The Fund may borrow for investment purposes. The Fund may borrow money from banks and engage in reverse repurchase agreements and dollar rolls in an aggregate amount up to 33 1/3% of the Fund's total assets (including the amount borrowed). The Fund will borrow only when the Adviser believes that such borrowings will benefit the Fund. The Fund may also borrow money in an amount up to 5% of the Fund total assets for temporary purposes.


     Borrowing by the Fund creates an opportunity for increased net income but, at the same time, increases the risk of the Fund's portfolio. Leveraging by the Fund will generally increase the volatility of the Fund's net asset value in response to fluctuations in market interest rates and accordingly may increase the risk of the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost

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of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

     The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

     The Fund will establish a segregated account with its custodian in which it will maintain cash or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. "Covered rolls" are not subject to these segregation requirements. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that such loans are at all times secured by collateral that is at least equal to the market value, determined daily, of the loaned securities and such loans are callable at any time by the Fund. The advantage of such loans is that the Fund continues to receive the interest or dividends on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations. The Fund may pay reasonable finders', administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.

     If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the consideration which can be earned

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from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gains or loss in the market price during the loan would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such

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security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

NON-DIVERSIFICATION


     The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a regulated investment company under the Code, it will be relieved of any liability for federal income tax to the extent its earnings are distributed to shareholders. In order to qualify, among other requirements, the Fund must limit its investments so that, at the close of each calendar quarter,
(i) not more than 25% of the market value of the Fund's total assets are invested in securities of a single issuer (other than the U.S. government, its agencies and instrumentalities), and (ii) at least 50% of the market value of its total assets is invested in cash, securities of the U.S. government, its agencies and instrumentalities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's total assets. Since the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.



U.S. GOVERNMENT SECURITIES



     Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal of Securities program (i.e., "STRIPS"), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government issued or guaranteed mortgage-backed securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the instrumentality. U.S. government securities are considered among the most creditworthy of fixed-income investments; however, the yields on U.S. government securities generally are lower than yields available from corporate debt securities.



TREASURY INFLATION-PROTECTED SECURITIES



     The Fund may invest in U.S. Treasury inflation-protected securities ("TIPS") that are designed to provide an investment vehicle that is not vulnerable to inflation. The coupon interest rate as a percentage of principal for these securities is established in an


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open auction process and then remains constant over the life of the security.
The principal value rises or falls semi-annually based upon changes in the Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity. Holders of TIPS are taxed on the interest income received, as well as on the increase in principal that is due to the inflation adjustment. As a result, the after-tax annual yield on TIPS is lower than the after-tax annual yield on a fixed-principal Treasury security of the same maturity. TIPS are expected to show less market risk/price volatility as interest rates rise and fall than a fixed-principal Treasury security of the same maturity. Even though TIPS should experience less market volatility than regular fixed-principal instruments, they should not be viewed as a surrogate for a money market instrument or other cash equivalents.



EUROPEAN ECONOMIES



     In recent years there have been two key issues influencing the investment environment and economic conditions of Europe: the creation of the single market and the emergence of Eastern European economies. Both of these factors have helped European companies by opening up new markets for growth.



     In connection with efforts to create a single market, on January 1, 1999, eleven of the fifteen member countries of the European Union began conversion of their existing sovereign currencies to a new common currency, the euro. For the first three years, the euro will be a phantom currency (only an accounting entry). Euro notes and coins will begin circulating in year 2002. The euro is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. Financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).


     Although the initial phase of the introduction of the euro has already occurred, there remain uncertainties that will continue for some time such as the applicable conversion rate and whether the payment, valuation and operational systems of banks and financial institutions will operate reliably; the ability of clearing and settlement systems to process transactions; the effects of the euro on European financial and commercial markets; and the effect of new legislation and regulations to address euro-related issues. The process of implementing the euro may likely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These uncertainties could cause increased volatility in financial markets would-wide.

     Governments across Europe have also initiated major privatization programs shifting a greater share of economic activity into the more efficient private sector. Private companies have sought quotation, following the need to compete in the capital markets, as

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much as in the market place for their products and services. Those companies already quoted have begun to appreciate the value of their being listed. To achieve a high rating on their equity, companies need to produce transparent accounts, communicate effectively with their shareholders and manage their businesses and assets to their shareholders' advantage. The restructuring, management incentives and rationalization of companies has led to lower wage structures and greater flexibility. This has enabled European companies to match the competitive cost environment of developing economies.

MORTGAGE-BACKED SECURITIES

     "Mortgage-Backed Securities" are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of Mortgage-Backed Securities: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities; (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed Securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed Securities without a government guarantee but usually having some form of private credit enhancement.

     Mortgage-Backed Securities may represent an undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-Backed Securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. The remaining maturity of a Mortgage-Backed Security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a Mortgage-Backed Security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the

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prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool.


     The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal prepayments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Stripped Mortgage-Backed Securities (defined herein) are highly sensitive to changes in prepayment and interest rates.


     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities, like traditional debt securities, may decrease in value as a result of increases in interest rates; however, Mortgage-Backed Securities may be more susceptible to further declines in value during periods of rising interest rates than traditional debt securities because of extension risk (i.e. rising interest rates could cause property owners to prepay their mortgages more slowly than expected when the security was purchased by the Fund which may further reduce the market value of such security and lengthen the duration of the security). In addition, Mortgage-Backed Securities tend to benefit less than traditional debt securities from declining interest rates because of the risk of prepayment (i.e. underlying mortgages often get prepaid faster than expected in periods of declining interest rates).

     The Fund's yield may also be affected by the yields on instruments in which the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     During periods of declining interest rates, prepayment of mortgages underlying Mortgage-Backed Securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio of high-yielding Mortgage-Backed Securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid Mortgage-Backed Securities. Moreover, prepayments of mortgages which underlie securities purchased by the Fund at a premium would result in capital losses.

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     Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interest in pools of residential mortgage loans originated by U.S. governmental or private lenders or guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayment) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

     The guaranteed mortgage pass-through securities that the Fund may invest in include those issued or guaranteed by GNMA, FNMA and FHLMC. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to security holders. GNMA and FNMA also guarantee timely distribution of scheduled principal. FHLMC guarantees only ultimate collection of principal on the underlying loans, which collection may take up to one year. The Fund may also invest in other agency securities, including but not limited to securities issued by the Small Business Administration, Export-Import Bank of the United States, Federal Housing Administration, Farm Credit Administration, Federal Home Loan Banks, General Services Administration, U.S. Department of Transportation, U.S. Department of Housing and Urban Development, and Student Loan Marketing Association. These securities generally are not backed by the full faith and credit of the United States.

     Private Mortgage Pass-Through Securities. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs constituting ARMS are backed by a pool of conventional adjustable rate mortgage loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement.

     GNMA Certificates. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veteran's Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage

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loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
(ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

     FNMA Certificates. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. government.

     Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate loans secured by multifamily projects.

     FHLMC Certificates. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

     FHLMC guarantees to each registered holder of a FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal.

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FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligation of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC Certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

     Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations ("CMOs") are debt obligations which are secured by mortgage loans or other mortgage-backed securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC"). All future references to CMOs shall also be deemed to include REMICs.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," may be issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in many ways. By investing in particular tranches of a CMO with specified cash flows, the Fund may gain more predictability of cash flows than if it had invested in the underlying Mortgage Assets. Generally, the more predictable the cash flow of a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar average lives.

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Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying Mortgage Assets, the market prices of and yield on these tranches tend to be more volatile.

     One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as LIBOR. These adjustable rate tranches are known as "floating rate CMOs," "inverse floating CMOs" and "interest only CMOs". Floating rate CMOs may be backed by fixed rate or adjustable rate mortgages; to date, fixed rate mortgages have been more commonly utilized for this purpose. Floating rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable rate mortgages, represent a ceiling beyond which the coupon rate on a floating rate CMO may not be increased regardless of increases in the interest rate index to which the floating rate CMO is geared. Inverse floating rate CMOs pay interest at rates that vary inversely with changes in market rates of interest and may pay a rate of interest determined by applying a multiple to the floating rate. Accordingly, when market rates of interest decrease, the change in value of inverse floating CMOs owned by the Fund will have a positive effect on the net asset value of the Fund and when market rates of interest increase, the change in value of inverse floating rate CMOs owned by the Fund will have a negative effect on the net asset value of the Fund. In addition, the extent of increases and decreases in the net asset value of the Fund in response to changes in market rates of interest generally will be larger than comparable changes in the net asset value of the Fund if the Fund held an equal principal amount of a fixed rate CMO security having similar credit quality, redemption provisions and maturity.

     The Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date.

     In reliance on an SEC interpretation, the Fund's investment in certain qualifying collateralized mortgage obligations (CMOs), including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities,
(c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

     Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities are derivative multi-class mortgage securities. Stripped Mortgage-Backed Securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

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Stripped Mortgage-Backed Securities issued by parties other than agencies or instrumentalities of the U.S. government are considered, under current guidelines of the staff of the SEC, to be illiquid securities.

     Stripped Mortgage-Backed Securities are generally structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage-Backed Securities will have one class receiving a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are especially sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The market value of such Stripped Mortgage-Backed Securities, including adjustable rate U.S. government IOs, are subject to greater risk of fluctuation in response to changes in market interest rates than other adjustable rate securities, and such greater risk of fluctuation may adversely affect the ability of the Fund to maintain a relatively stable net asset value.

     Types of Credit Support. To lessen the effect of failures by obligors on underlying mortgages to make payments, certain Mortgage-Backed Securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against

                                      B-17
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future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Other information which may be considered include demographic factors, loan underwriting practices and general market and economic conditions. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

     Adjustable Rate Mortgage-Backed Securities. Adjustable rate Mortgage-Backed Securities are debt securities having interest rates which are adjusted or reset at periodic intervals ranging, in general, from one month to three years, based on a spread over a specific interest rate or interest rate index. There are three main categories of indices: (i) those based on U.S. government securities,
(ii) those derived from a calculated measure such as a cost of funds index and
(iii) those based on a moving average of interest rates, including mortgage rates. Commonly utilized indices include, for example, the One Year Constant Maturity Treasury Index, the London Interbank Offered Rate (LIBOR), the Federal Home Loan Bank Cost of Funds, the prime rate and commercial paper rates.

     Adjustable rate securities allow the Fund to participate in increases in interest rates through periodic upward adjustments of the coupon rates of such securities, resulting in higher yields. During periods of declining interest rates, however, coupon rates may readjust downward resulting in lower yields to the Fund. During periods of rising interest rates, changes in the coupon rate of adjustable rate securities will lag behind changes in the market interest rate, which may result in such security having a lower value until the coupon resets to reflect more closely market interest rates. Investors who redeem shares of the Fund prior to the time the coupon rates of the Fund's portfolio securities are adjusted could suffer some loss on their investment in the Fund's shares. Adjustable rate securities typically limit the maximum amount the coupon rate may be adjusted during any adjustment period, in any one year and during the term of the security. During periods of significant fluctuations in market rates of interest the net asset value of the Fund may fluctuate more significantly since these limits may prevent the Fund's portfolio securities from fully adjusting to reflect market rates.

     The Fund may invest in adjustable rate securities with interest rates that adjust or vary inversely to changes in market interest rates. Such securities, which are referred to as "inverse floating obligations," provide opportunities for high current income, but the market value of such securities may be more volatile in response to changes in market interest rates. Certain of such inverse floating obligations have coupon rates that adjust to changes in market interest rates to a greater degree than the change in the market rate and accordingly have investment characteristics similar to investment leverage. As a result, the market value of such inverse floating obligations are subject to greater risk of fluctuation than other adjustable rate securities which do not vary inversely to changes in market interest rates, and such greater risk of fluctuation may adversely affect the ability of the Fund to maintain a relatively stable net asset value.

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ASSET-BACKED SECURITIES

     "Asset-Backed Securities" have structural characteristics similar to Mortgage-Backed Securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Through the use of trusts and special purpose corporations, various types of assets, including assets such as automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or pay-through structures. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.


     Asset-Backed Securities present certain risks that are not presented by Mortgage-Backed Securities, including the risk that these securities do not have the benefit of a security interest in the related collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issues of Asset-Backed Securities backed by automobile receivables permit the servicers of such receivable to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related Asset-Backed Securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirement under state laws, the trustee for the holders of Asset-Backed Securities backed by automobile receivables may not have a proper security interest in the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


FLOATING AND VARIABLE RATE DEBT SECURITIES

     Debt securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London Inter Bank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate may also be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include derivative securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

DISCOUNT, ZERO COUPON SECURITIES AND PAYMENT-IN-KIND SECURITIES

     The Fund may invest in securities sold at a substantial discount from their value at maturity. Such securities include "zero coupon" and payment-in-kind securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-

                                      B-19
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kind securities allow the issuer, at its option, to make current interest payments on such securities either in cash or additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

     Federal tax law requires that a holder of a zero coupon security accrue a portion of the original issue discount on the security and to include the "interest" on payment-in-kind securities as income each year, even though the holder receives no interest payment on the security during the year. Federal tax law also requires that entities such as the Fund which seek to qualify for pass-through federal income tax treatment as regulated investment companies distribute substantially all of their net investment income each year, including non-cash income. Accordingly, although the Fund will receive no payments on its zero coupon or payment-in-kind securities prior to their maturity or disposition, it will have income attributable to such securities, and it will be required, in order to maintain the desired tax treatment, to include in its dividends an amount equal to the income attributable to its zero coupon and payment-in-kind securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise might not have done so. To the extent the proceeds from any such dispositions are used by the Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result the Fund's current income ultimately may be reduced.

PREMIUM SECURITIES

     The Fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. Although such securities bear coupon rates higher than prevailing market rates, because they are purchased at a price in excess of par value, the yield earned by the Fund on such investments may not exceed prevailing market yields. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. If securities purchased by a Fund at a premium are called or sold prior to maturity, the Fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

CONVERTIBLE SECURITIES


     Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other security of the same or a different issuer within a particular period of time and at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security


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matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible income securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by domestic companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments.

PREFERRED STOCK

     Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to other income securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on income securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer's board. Preferred stock also may be subject to optional or mandatory redemption provisions.

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DEPOSITORY RECEIPTS

     Some of the securities in the Fund may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-domestic issuers deposited with a custodian in a depository. The underlying securities are usually withdrawable at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

BRADY BONDS

     The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. "Brady Bonds" are income securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds.


     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued to date include bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders.


     In light of the risk of Brady Bonds including, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with terms of the Brady Bonds. Many of the Brady Bonds and other income securities in which the Fund invests are likely to be acquired at a discount.


SOVEREIGN DEBT


     Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payment and trade difficulties and extreme poverty and unemployment. The issuer of sovereign debt or the governmental authorities that control the repayment of

                                      B-22
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sovereign debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited.

     Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

OTHER SOVEREIGN-RELATED DEBT

     The Fund may invest in other sovereign-related debt obligations, including obligations of supranational entities. Such investments may include participations and assignments of sovereign bank debt, restructured external debt that has not undergone a Brady-style debt exchange, and internal government debt.

     The sovereign-related income securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Sovereign-related income securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.


     Sovereign-related income securities also include income securities of "quasi-governmental agencies" and income securities denominated in multinational currency units of an issuer (including supranational issuers). Income securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.


STRUCTURED INVESTMENTS

     The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of other income securities, including income securities issued by foreign governments. This type of

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restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in a class of Structured Investments that is subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

STRATEGIC TRANSACTIONS


     The Fund may, but is not required to, use various investment strategies as described below to earn income, facilitate portfolio management, and mitigate risks. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.



     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Among other things, Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, to protect against changes in foreign currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.



     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.


     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of these futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.

     General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.


     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). Certain OTC options may be illiquid and subject to the Funds limitation on illiquid securities.


     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities, indices, currencies and futures. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes, for duration management and for risk management purposes. Futures generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

     Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     Combined Transactions. Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Fund may into swaps, caps, floors, collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least
"A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms now act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.


     Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.


     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, when the

Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash or liquid securities.

     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

     The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of
(i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the

Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:

     1. Invest 25% or more of the value of its total assets in any single industry. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

     2. Issue senior securities, borrow money or enter into reverse repurchase agreements or dollar rolls in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); provided that the Fund may, with respect to up to an additional 5% of its total assets, borrow from and enter into reverse repurchase agreements and dollar rolls with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with borrowings, reverse repurchase agreements, dollar rolls, and Strategic Transactions.

     3. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
        (ii) through the loan of portfolio securities or the acquisition of securities subject to repurchase agreements and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

     4. Buy securities "on margin." Neither the deposit of initial or maintenance margin in connection with Strategic Transactions, short term credits as may be necessary for the clearance of transactions nor borrowing, entering into reverse repurchase agreements or dollar rolls consistent with investment restriction 2. above is considered the purchase of a security on margin.

     5. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

     6. Make investments for the purpose of exercising control or participation in management of any company other than a CMO issuer, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act.

     7. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act.

     8. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

     9. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES


                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of
1632 Morning Mountain Road                  the funds in the Fund Complex. Co-founder,
Raleigh, NC 27614                           and prior to August 1996, Chairman, Chief
Date of Birth: 07/14/32                     Executive Officer and President, MDT
                                            Corporation (now known as Getinge/Castle,
                                            Inc., a subsidiary of Getinge Industrier AB),
                                            a company which develops, manufactures,
                                            markets and services medical and scientific
                                            equipment.
Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological
Barrington Place, Building 4                company. Trustee/Director of each of the
18 E. Dundee Road, Suite 101                funds in the Fund Complex. Prior to January
Barrington, IL 60010                        1999, Chairman and Chief Executive Officer of
Date of Birth: 09/16/38                     The Allstate Corporation ("Allstate") and
                                            Allstate Insurance Company. Prior to January
                                            1995, President and Chief Executive Officer
                                            of Allstate. Prior to August 1994, Mr. Choate
                                            held various management positions at
                                            Allstate.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of
Two World Trade Center                      International Private Client Group, a
66th Floor                                  division of Morgan Stanley Dean Witter.
New York, NY 10048                          Director of Dean Witter Reynolds Inc.
Date of Birth: 10/12/52                     Chairman and Director of Dean Witter Capital
                                            Corporation. Chairman, Chief Executive
                                            Officer, President and Director of Dean
                                            Witter Alliance Capital Corporation, Director
                                            of the National Healthcare Resources, Inc.,
                                            Dean Witter Realty Inc., Dean Witter Reynolds
                                            Venture Equities Inc., DW Window Covering
                                            Holding, Inc. and is a member of the Morgan
                                            Stanley Dean Witter Management Committee.
                                            Trustee of the TCW/DW Funds, Director of the
                                            Morgan Stanley Dean Witter Funds and
                                            Trustee/Director of other funds in the Fund
                                            Complex. Prior to March 1999, Chairman, Chief
                                            Executive Officer, President and Director of
                                            Morgan Stanley Dean Witter Distributors, Inc.
                                            Prior to January 1999, Chairman of Dean
                                            Witter Futures & Currency Management Inc. and
                                            Demeter Management Corporation. Prior to
                                            December 1998, President and Chief Operating
                                            Officer of Morgan Stanley Dean Witter
                                            Individual Asset Management and Director of
                                            Morgan Stanley Dean Witter Trust FSB.
                                            Formerly Vice Chairman of the Board of the
                                            National Association of Securities Dealers,
                                            Inc. and Chairman of the Board of the Nasdaq
                                            Stock Market, Inc.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an
Sears Tower                                 executive search firm. Trustee/Director of
233 South Wacker Drive                      each of the funds in the Fund Complex. Prior
Suite 7000                                  to 1997, Partner, Ray & Berndtson, Inc., an
Chicago, IL 60606                           executive recruiting and management
Date of Birth: 06/03/48                     consulting firm. Formerly, Executive Vice
                                            President of ABN AMRO, N.A., a Dutch bank
                                            holding company. Prior to 1992, Executive
                                            Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago
                                            Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member
                                            of the Women's Board of the University of
                                            Chicago. Prior to 1996, Trustee of The
                                            International House Board.
R. Craig Kennedy..........................  President and Director, German Marshall Fund
11 DuPont Circle, N.W.                      of the United States. Trustee/Director of
Washington, D.C. 20016                      each of the funds in the Fund Complex.
Date of Birth: 02/29/52                     Formerly, advisor to the Dennis Trading Group
                                            Inc. Prior to 1992, President and Chief
                                            Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation,
                                            a private foundation.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Jack E. Nelson............................  President and owner, Nelson Investment
423 Country Club Drive                      Planning Services, Inc., a financial planning
Winter Park, FL 32789                       company and registered investment adviser.
Date of Birth: 02/13/36                     President and owner, Nelson Ivest Brokerage
                                            Services Inc., a member of the National
                                            Association of Securities Dealers, Inc. and
                                            Securities Investors Protection Corp.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.
Don G. Powell*............................  Currently a member of the Board of Governors
2800 Post Oak Blvd.                         and Executive Committee for the Investment
Houston, TX 77056                           Company Institute, and a member of the Board
Date of Birth: 10/19/39                     of Trustees of the Houston Museum of Natural
                                            Science. Trustee/ Director of certain
                                            open-end investment companies in the Fund
                                            Complex and Trustee/Managing General Partner
                                            of other funds advised by the Advisers or Van
                                            Kampen Management Inc. Immediate past
                                            Chairman of the Investment Company Institute.
                                            Prior to January 1999, Chairman and Director
                                            of Van Kampen Investments, the Advisers, the
                                            Distributor, and Investor Services and
                                            Director or officer of certain other
                                            subsidiaries of Van Kampen Investments. Prior
                                            to July 1998, Director and Chairman of VK/AC
                                            Holding, Inc. Prior to November 1996,
                                            President, Chief Executive Officer and
                                            Director of VK/AC Holding, Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The
One ServiceMaster Way                       ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of
Date of Birth: 07/08/44                     Illinois Tool Works, Inc., a manufacturing
                                            company and the Urban Shopping Centers Inc.,
                                            a retail mall management company. Trustee,
                                            University of Notre Dame. Trustee/ Director
                                            of each of the funds in the Fund Complex.
                                            Prior to 1998, Director of Stone Smurfit
                                            Container Corp., a paper manufacturing
                                            company. Formerly, President, Chief Executive
                                            Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services
                                            company.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean
155 Hickory Lane                            of the Graduate School, Stevens Institute of
Closter, NJ 07624                           Technology. Director, Dynalysis of Princeton,
Date of Birth: 08/02/24                     a firm engaged in engineering research.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                           counsel to the funds in the Fund Complex, and
Date of Birth: 08/22/39                     other open-end and closed-end funds advised
                                            by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex, and Trustee/Managing General
                                            Partner of other open-end and closed-end
                                            funds advised by the Advisers or Van Kampen
                                            Management Inc.

Suzanne H. Woolsey, Ph.D..................  Chief Operating Officer of the National
2101 Constitution Ave., N.W.                Academy of Sciences/National Research
Room 206                                    Council, an independent, federally chartered
Washington, D.C. 20418                      policy institution. Director of Neurogen
Date of Birth: 12/27/41                     Corporation, a pharmaceutical company.
                                            Director and former Chairman of the German
                                            Marshall Fund of the United States Trustee of
                                            Colorado College, Vice Chair of the Board of
                                            the Council for Excellence in Government.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex. Prior to 1993, Executive
                                            Director of the Commission on Behavioral and
                                            Social Sciences and Education at the National
                                            Academy of Sciences/ National Research
                                            Council. Prior to 1989, Partner of Coopers &
                                            Lybrand.

Paul G. Yovovich..........................  Private investor. Director of 3Com
Sears Tower                                 Corporation, which provides information
233 South Wacker Drive                      access products and network system solutions,
Suite 9700                                  COMARCO, Inc., a wireless communications
Chicago, IL 60606                           products company and APAC Customer Services,
Date of Birth: 10/29/53                     Inc., a provider of outsourced customer
                                            contact services. Trustee/Director of each of
                                            the funds in the Fund Complex. Prior to May
                                            1996, President of Advance Ross Corporation,
                                            an international transaction services and
                                            pollution control equipment manufacturing
                                            company.


------------------------------------


* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS


     Messrs. Powers, McDonnell, Smith, Hegel, Sullivan, Wood and Wetherell are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Richard F. Powers III................  President and Chief Executive Officer of Van
  Date of Birth: 02/02/46              Kampen Investments. President of each of the
  President                            Funds in the Fund Complex. Prior to May 1998,
                                       Executive Vice President and Director of
                                       Marketing at Morgan Stanley Dean Witter and
                                       Director of Dean Witter Discover & Co. and Dean
                                       Witter Realty. Prior to 1996, Director of Dean
                                       Witter Reynolds Inc.

Dennis J. McDonnell..................  Executive Vice President and Director of Van
  Date of Birth: 05/20/42              Kampen Investments. President, Chief Operating
  Chief Investment Officer and         Officer and Director of the Advisers, Van Kampen
  Executive Vice President             Advisors Inc., and Van Kampen Management Inc.
                                       Chief Investment Officer and Executive Vice
                                       President of each of the funds in the Fund
                                       Complex. President, Chairman of the Board and
                                       Trustee/Managing General Partner of other
                                       investment companies advised by the Advisers or
                                       Van Kampen Management Inc. Prior to July 1998,
                                       Director and Executive Vice President of VK/AC
                                       Holding, Inc. Prior to April 1998, President and
                                       Director of Van Kampen Merritt Equity Advisors
                                       Corp. Prior to April 1997, Mr. McDonnell was
                                       Director of Van Kampen Merritt Equity Holdings
                                       Corp. Prior to September 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM
                                       Group, Inc. and McCarthy, Crisanti & Maffei, Inc.
                                       a financial research firm, and Chairman and
                                       Director of MCM Asia Pacific Company, Limited and
                                       MCM (Europe) Limited.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
A. Thomas Smith III..................  Executive Vice President, General Counsel,
  Date of Birth: 12/14/56              Secretary and Director of Van Kampen Investments,
  Vice President and Secretary         the Advisers, Van Kampen Advisors Inc., Van
                                       Kampen Management Inc., the Distributor, American
                                       Capital Contractual Services, Inc., Van Kampen
                                       Exchange Corp., Van Kampen Recordkeeping Services
                                       Inc., Investor Services, Van Kampen Insurance
                                       Agency of Illinois Inc. and Van Kampen System
                                       Inc. Vice President and Secretary of each of the
                                       funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers or
                                       their affiliates. Prior to January 1999, counsel
                                       to New York Life Insurance Company ("New York
                                       Life"), and prior to March 1997, Vice President
                                       and Associate General Counsel of New York Life.
                                       Prior to December 1993, Assistant General Counsel
                                       of The Dreyfus Corporation. Prior to August 1991,
                                       Senior Associate, Willkie Farr & Gallagher. Prior
                                       to January 1989, Mr. Smith was a Staff Attorney
                                       at the Securities and Exchange Commission,
                                       Division of Investment Management, Office of
                                       Chief Counsel.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van
  Date of Birth: 06/25/56              Kampen Management Inc. and Van Kampen Advisors
  Vice President                       Inc. Vice President of each of the funds in the
                                       Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates. Prior to September 1996, Director of
                                       McCarthy, Crisanti & Maffei, Inc, a financial
                                       research company.

Stephen L. Boyd......................  Vice President and Chief Investment Officer for
  Date of Birth: 11/16/40              equity investments at the Advisers. Vice
  Vice President                       President of each of the funds in the Fund
                                       Complex and certain other investment companies
                                       advised by the Advisers or their affiliates.
                                       Prior to October 1998, Vice President, Senior
                                       Portfolio Manager with AIM Capital Management,
                                       Inc. Prior to February 1998, Senior Vice
                                       President of Van Kampen American Capital Asset
                                       Management, Inc., Van Kampen American Capital
                                       Investment Advisory Corp. and Van Kampen American
                                       Capital Management, Inc.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments
  Date of Birth: 08/20/55              and the Advisers. Treasurer, Vice President and
  Treasurer, Vice President and Chief  Chief Financial Officer of each of the funds in
  Financial Officer                    the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46              President and Chief Accounting Officer of each of
  Vice President and Chief Accounting  the funds in the Fund Complex and certain other
  Officer                              investment companies advised by the Advisers or
                                       their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior
  Vice President                       Vice President and Chief Operating Officer of the
                                       Distributor. Vice President of each of the funds
                                       in the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the
  Date of Birth: 11/19/59              Advisers. Controller of each of the funds in the
  Controller                           Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Weston B. Wetherell..................  Vice President, Deputy General Counsel and
  Date of Birth: 06/15/56              Assistant Secretary of Van Kampen Investments,
  Assistant Secretary                  the Advisers, the Distributor, Van Kampen
                                       Management Inc. and Van Kampen Advisors Inc.
                                       Assistant Secretary of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Michael Robert Sullivan..............  Assistant Vice President of Van Kampen
  Date of Birth: 03/30/33              Investments, the Advisers and Van Kampen
  Assistant Controller                 Management Inc. Assistant Controller of each of
                                       the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or
                                       their affiliates.



     Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") holds the same position with each of the funds in the Fund Complex. Messrs. DeMartini and Powell hold the same position with each of the Funds in the Fund Complex except for the Van Kampen Technology Fund. As of the date of this Statement of Additional Information, there are 66 operating funds in the Fund Complex. Each Non-Affiliated Trustee is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                               Fund Complex
                                                -------------------------------------------
                                                                Aggregate
                                                 Aggregate      Estimated
                                                Pension or       Maximum          Total
                                  Aggregate     Retirement       Annual       Compensation
                                Compensation     Benefits     Benefits from      before
                                   before       Accrued as      the Fund      Deferral from
                                Deferral from     Part of         Upon            Fund
           Name(1)               the Fund(2)    Expenses(3)   Retirement(4)    Complex(5)
           -------              -------------   -----------   -------------   -------------
J. Miles Branagan                  $ 3,048        $35,691        $60,000        $125,200
Jerry D. Choate(5)                       0              0         60,000               0
Linda Hutton Heagy                   3,048          3,861         60,000         112,800
R. Craig Kennedy                     3,048          2,652         60,000         125,200
Jack E. Nelson                       3,048         18,385         60,000         125,200
Phillip B. Rooney                    2,448          6,002         60,000         125,200
Dr. Fernando Sisto                   3,048         68,615         60,000         125,200
Wayne W. Whalen                      3,048         12,658         60,000         125,200
Suzanne H. Woolsey(5)                    0              0         60,000               0
Paul G. Yovovich(5)                  1,619              0         60,000          25,300


------------------------------------


(1) Trustees not eligible for compensation are not included in the Compensation Table.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all three operating series of the Trust with respect to the Trust's fiscal period ended March 31, 1999. The details of aggregate compensation before deferral for each series are shown in Table A below. Certain trustees deferred compensation from the Trust during the fiscal period ended March 31, 1999; the aggregate compensation deferred from all three series of the Trust is as follows: Mr. Branagan, $3,048; Ms. Heagy, $3,048; Mr. Kennedy, $1,525; Mr. Nelson, $3,048; Mr. Rooney, $2,448; Dr.
    Sisto, $1,525; Mr. Whalen, $3,048; and Mr. Yovovich, $804. The details of amounts deferred for each series are shown in Table B below. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from all three operating series of the Trust as of the Trust's fiscal period ended March 31, 1999 is as follows: Mr. Branagan, $21,964; Mr. Gaughan, $6,321; Ms. Heagy, $27,695; Mr. Kennedy, $48,375; Mr. Miller, $30,195; Mr. Nelson, $64,862; Mr. Rees, $8,688; Mr. Robinson, $49,131; Mr. Rooney, $11,775; Dr.
    Sisto, $8,166; Mr. Whalen, $54,350; and Mr. Yovovich, $838. The details of cumulative deferred compensation (including interest) for each series of the Trust are shown in Table C. The deferred compensation plan is described above the Compensation Table.


(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the Funds' respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.


(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee has served as a member of the Board of Trustees since the year set forth in Table D below.



(5) Mr. Yovovich became a member of the Board of Trustees for the Fund and other funds in the Fund Complex on October 22, 1998 and therefore does not have a full calendar year of information to report. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for the Fund and other funds in the Fund Complex on May 26, 1999 and therefore do not have any 1998 calendar year information to report. The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.



     As of July 8, 1999, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                    TABLE A


                        1999 AGGREGATE COMPENSATION FROM
                           THE TRUST AND EACH SERIES


                                                                                TRUSTEE
                          FISCAL     ---------------------------------------------------------------------------------------------
       FUND NAME         YEAR-END*   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   WOOLSEY   YOVOVICH
       ---------         ---------   --------   ------   -----    -------   ------   ------   -----    ------   -------   --------
High Yield Fund.........    3/31      $1,253      $0     $1,253   $1,253    $1,253   $1,053   $1,253   $1,253     $0       $  694
Managed Short-Term
  Income Fund...........    3/31          **      **         **       **       **       **        **      **      **           **
Short-Term Global Income
  Fund..................    3/31         866       0        866      866      866      666       866     866       0          442
Strategic Income Fund...    3/31         929       0        929      929      929      729       929     929       0          483
                                      ------      --     ------   ------    ------   ------   ------   ------     --       ------
  Trust Total...........              $3,048      $0     $3,048   $3,048    $3,048   $2,448   $3,048   $3,048     $0       $1,619


------------------------------------


 * Each Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999. The Managed Short-Term Income Fund has not commenced investment operations as of March 31, 1999.



** Such trustees received an organizational meeting fee of $200/trustee paid by the Adviser in connection with the Fund's organization.


                                    TABLE B

                   1999 AGGREGATE COMPENSATION DEFERRED FROM
                           THE TRUST AND EACH SERIES


                                                                                TRUSTEE
                          FISCAL     ---------------------------------------------------------------------------------------------
       FUND NAME         YEAR-END*   BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   WOOLSEY   YOVOVICH
       ---------         ---------   --------   ------   -----    -------   ------   ------   -----    ------   -------   --------
High Yield Fund.........    3/31       1,253       0      1,253      627    1,253    1,053       627   1,253       0          344
Managed Short-Term
  Income Fund...........    3/31          **      **         **       **       **       **        **      **      **           **
Short-Term Global Income
  Fund..................    3/31         866       0        866      433      866      666       433     866       0          220
Strategic Income Fund...    3/31         929       0        929      465      929      729       465     929       0          240
                                      ------      --     ------   ------    ------   ------   ------   ------     --       ------
  Trust Total...........              $3,048      $0     $3,048   $1,525    $3,048   $2,448   $1,525   $3,048     $0       $  804


------------------------------------


 * Each Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999. The Managed Short-Term Income Fund has not commenced investment operations as of March 31, 1999.



** Such trustees received an organizational meeting fee of $200/trustee paid by the Adviser in connection with the Fund's organization.

                                    TABLE C


                     1999 CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES

                                                                          TRUSTEE
                       FISCAL     ---------------------------------------------------------------------------------------
      FUND NAME       YEAR-END*   BRANAGAN   CHOATE     HEAGY    KENNEDY   NELSON    ROONEY    SISTO    WHALEN    WOOLSEY
      ---------       ---------   --------   ------     -----    -------   ------    ------    -----    ------    -------
High Yield Fund......    3/31     $ 7,789    $     0   $ 9,678   $16,380   $22,145   $4,422    $2,941   $18,589   $    0
Managed Short-Term
 Income Fund.........    3/31           0          0         0        0          0        0         0        0         0
Short-Term Global
 Income Fund.........    3/31       7,030          0     8,953   15,966     21,293    3,615     2,585   17,822         0
Strategic Income
 Fund................    3/31       7,145          0     9,064   16,029     21,424    3,738     2,640   17,939         0
                                  -------    -------   -------   -------   -------   -------   ------   -------   -------
 Trust Total.........             $21,964    $     0   $27,695   $48,375   $64,862   $11,775   $8,166   $54,350   $    0

                       TRUSTEE               FORMER TRUSTEES
                       --------   -------------------------------------
      FUND NAME        YOVOVICH   GAUGHAN   MILLER     REES    ROBINSON
      ---------        --------   -------   ------     ----    --------
High Yield Fund......  $   359    $2,107    $10,065   $2,816   $16,377
Managed Short-Term
 Income Fund.........        0         0          0        0         0
Short-Term Global
 Income Fund.........      229     2,107     10,065    2,936    16,377
Strategic Income
 Fund................      250     2,107     10,065    2,936    16,377
                       -------    ------    -------   ------   -------
 Trust Total.........  $   838    $6,321    $30,195   $8,688   $49,131


------------------------------------


* Each Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999. The Managed Short-Term Income Fund has not commenced investment operations as of March 31, 1999.



                                    TABLE D


          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST


                                                                               TRUSTEE
                                     --------------------------------------------------------------------------------------------
FUND NAME                            BRANAGAN   CHOATE   HEAGY    KENNEDY   NELSON   ROONEY   SISTO   WHALEN   WOOLSEY   YOVOVICH
---------                            --------   ------   -----    -------   ------   ------   -----   ------   -------   --------
High Yield Fund.....................   1995      1999     1995     1993      1986     1997    1995     1986     1999       1998
Managed Short-Term Income Fund......   1999      1999     1999     1999      1999     1999    1999     1999     1999       1999
Short-Term Global Income Fund.......   1995      1999     1995     1993      1990     1997    1995     1990     1999       1998
Strategic Income Fund...............   1995      1999     1995     1993      1993     1997    1995     1993     1999       1998


INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.


     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a monthly fee payable computed based upon an annual rate applied to the average daily managed assets of the

Fund as follows: 0.75% on the first $500 million of average daily managed assets; 0.70% on the next $500 of average daily managed assets and 0.65% on the average daily managed assets over $500 million.


     For purposes of determining the investment advisory fee, "daily managed assets" shall mean the sum of the Fund's assets minus the accrued liabilities other than the aggregate amount of any borrowings (whether from banks, reverse repurchase agreements, dollar rolls or otherwise) undertaken by the Fund. The Fund's average daily managed assets are determined by taking the average of all of the determinations of the managed assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, the Adviser received approximately $893,500, $1,262,800 and $1,132,300, respectively, in advisory fees from the Fund.


OTHER AGREEMENTS


     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund, which include, maintaining the books and records of the Fund, calculating the Fund's net asset value and coordinating tax compliance and other regulatory issues. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services, with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such cost based proportionally on their respective net assets per fund.



     During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, Advisory Corp. received approximately $8,200, $11,600 and $6,200, respectively, in accounting services fees from the Fund.


     Legal Services Agreement. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.


     During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, Van Kampen Investments received approximately $9,400, $16,500 and $13,600, respectively, in legal services fees from the Fund.


DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.


                                                                Total            Amounts
                                                             Underwriting      Retained by
                                                             Commissions       Distributor
                                                             ------------      -----------
Fiscal period ended March 31, 1999.....................        $134,029          $15,130
Fiscal year ended June 30, 1998........................        $239,538          $27,505
Fiscal year ended June 30, 1997........................        $214,184          $26,483

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $100,000..........................       4.75%           4.99%              4.25%
$100,000 but less than $250,000.............       3.75%           3.90%              3.25%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.


     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the Prospectus or (ii) the amount of the Distributor's actual expenses incurred less any contingent deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted for on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of March 31, 1999, there were $2,216,746.48 and $9,786 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.53% and 0.24% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans for Class A Shares were $81,148 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Class A Share Plans. For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans for Class B Shares were $528,445 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $392,184 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $136,261 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans for Class C Shares were $30,856 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $14,475 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $16,381 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.



     The Distributor has entered into an agreement with the following firm: (i) Merrill Lynch, Pierce, Fenner & Smith Inc. Shares of the Fund shall be offered pursuant to such firm's retirement plan alliance program(s). Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact the firm mentioned above for further information concerning such program(s) including, but not limited to, minimum size and operational requirements.


TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and divided disbursing agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, Investor Services received fees aggregating approximately $98,400, $129,400 and $158,700, respectively for these services. Prior to 1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:

Commissions Paid:


                                                                         Affiliated Brokers
                                                                         -------------------
                                                                 All      Morgan      Dean
                                                               Brokers   Stanley     Witter
                                                               -------   -------     ------
Fiscal period ended March 31, 1999..........................   $ 4,640   $     0    $     0
Fiscal year ended June 30, 1998.............................   $19,191   $     0    $     0
Fiscal year ended June 30, 1997.............................   $53,126   $     0    $     0
Fiscal period ended March 31, 1999 Percentages:
  Commissions with affiliate to total commissions...........                   0%         0%
  Value of brokerage transactions with affiliate to total
    transactions............................................                   0%         0%



     During the fiscal period ended March 31, 1999, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

     A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN

     Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

     Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.


EXCHANGE PRIVILEGE



     The following information supplements the section in the Fund's Prospectus under the same heading. Beginning December 1, 1999, all shareholders will be limited to eight (8) exchanges per fund during a rolling 365-day period.



     Exchange privileges will be suspended on a particular fund if more than eight (8) exchanges out of that fund are made during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests will not be processed. Exchange privileges will be restored when the account history shows fewer than eight (8) exchanges in the rolling 365-day period.



     This policy change does not apply to money market funds, systematic exchange plans, or employer-sponsored retirement plans.

REINSTATEMENT PRIVILEGE

     A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

CONTINGENT DEFERRED SALES CHARGE-CLASS A ("CDSC-CLASS A")

     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A Shares") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge.

The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to Treasury Regulation Section 401(k)-1(d)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the plan. The CDSC-Class B and C will be waived on redemptions made under the plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the plan and the ability to offer the plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

TAXATION

FEDERAL INCOME TAXATION

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including taxable income and net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gains net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gains net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

     As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market PFIC stock that it owns (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service (the "IRS") consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

DISTRIBUTIONS

     Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gains dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the dividends received deduction for corporations.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its fiscal year consists of securities of foreign issuers, the Fund will be eligible to, and may, file elections with the IRS pursuant to which shareholders of the Fund will be required to (i) include their respective pro rata portions of such taxes in their U.S. income tax returns as gross income, and (ii) treat such respective pro rata portions as taxes paid by them. Shareholders will be entitled, subject to certain limitations, to either deduct their respective pro rata portions of such foreign taxes in computing their taxable incomes or use them as foreign tax credits against their U.S. federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified annually whether the foreign taxes paid by the Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each country and (ii) the portion of dividends that represent income derived from sources within each country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's U.S. federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income" which includes, among other types of income, dividends and interest. The foregoing is only a general description of the foreign tax credit under current law. Because application of the rules described above depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

     Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES


     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.


NON-U.S. SHAREHOLDERS

     A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gains dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in the Fund is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.

     Non-effectively connected capital gains dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) a Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gains dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.

     If income from the Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.


     Final United States Treasury Regulations, effective for payments made after December 31, 2000, may affect the procedures to be followed by Non-U.S. Shareholders in establishing foreign status for purposes of the withholding, backup withholding and information reporting rules. Prospective investors should consult their tax advisors concerning the applicability and effect of such Treasury Regulations on an investment in shares of the Fund.



     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.


BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     The Fund must report annually to the IRS and to each Non-U.S. Shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

GENERAL

     The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact 12b-1 fees may have changed over time.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement) and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A shares include the maximum sales charge; total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gains dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds, with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors of different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of the Prospectus.

CLASS A SHARES

     The Fund's average annual total return assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended March 31, 1999 was -9.42%, (ii) the five-year period ended March 31, 1999 was 5.09% and (iii) the approximately five-year, three-month period since December 31, 1993, the commencement of distribution for Class A Shares of the Fund, through March 31, 1999 was 2.87%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to March 31, 1999 was 16.01%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to March 31, 1999 was 21.77%.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended March 31, 1999 was -9.09%, (ii) the five-year period ended March 31, 1999 was 5.09% and (iii) the approximately five-year, three-month period since December 31, 1993, the commencement of distribution for Class B Shares of the Fund, through March 31, 1999 was 2.89%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from its inception to March 31, 1999 was 16.10%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from its inception to March 31, 1999 was 16.87%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended March 31, 1999 was -6.55%, (ii) the five-year period ended March 31, 1999 was 5.27% and (iii) the approximately five-year, three-month period since December 31, 1993, the commencement of distribution for Class C Shares of the Fund, through March 31, 1999 was 2.99%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from its inception to March 31, 1999 was 16.69%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from its inception to March 31, 1999 was 16.69%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

OTHER INFORMATION

     CUSTODY OF ASSETS

     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

     SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

     INDEPENDENT ACCOUNTANTS

     KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

     LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Strategic Income Fund (the "Fund"), including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the statement of changes in net assets for the nine-month period ended March 31, 1999, and for each of the years in the two-year period ended June 30, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers and by the application of alternative auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Strategic Income Fund as of March 31, 1999, the results of its operations for the nine-month period ended March 31, 1999 and the year ended June 30, 1998, the changes in its net assets for the nine-month period ended March 31, 1999 and for each of the years in the two-year period ended June 30, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Chicago, Illinois

May 6, 1999

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                     Maturity        U.S.$
  (000)                 Description              Coupon         Date       Market Value
---------------------------------------------------------------------------------------
             ASSET BACKED SECURITIES  5.0%
    2,000    PDVSA Finance Ltd. 1999-F-144A -
             Private Placement-US$ (a) (b)....     8.750%     02/15/04     $  1,993,140
    2,500    PECO Energy Transport Trust, Ser
             A2-US$...........................     5.630      03/01/05        2,495,309
    1,000    PECO Energy Transport Trust, Ser
             A6-US$...........................     6.050      03/01/09          995,781
                                                                           ------------
                                                                              5,484,230
                                                                           ------------
             CORPORATE BONDS  56.5%
             AUTOMOBILE  2.7%
      250    Aetna Industries, Inc.-US$ (c)...    11.875      10/01/06          261,250
      250    Cambridge Industries Inc., Ser
             B-US$............................    10.250      07/15/07          212,500
    1,125    Federal-Mogul Corp.-US$..........     7.750      07/01/06        1,127,813
      100    Oxford Automotive Inc., 144A -
             Private Placement-US$ (a) (c)....    10.125      06/15/07          103,500
      855    Talon Automotive Group, Inc., Ser
             B................................     9.625      05/01/08          752,400
      500    Venture Holdings Trust-US$.......     9.750      04/01/04          492,500
                                                                           ------------
                                                                              2,949,963
                                                                           ------------
             BANKING  5.0%
    3,000    MBNA Capital I-US$ (c)...........     8.278      12/01/26        2,884,956
    2,400    Sovereign Bancorp Inc.-US$ (c)...     8.000      03/15/03        2,499,876
                                                                           ------------
                                                                              5,384,832
                                                                           ------------
             BEVERAGE, FOOD & TOBACCO  6.4%
      300    Fleming Companies Inc., Ser B-US$
             (c)..............................    10.625      07/31/07          279,000
    1,000    Fred Meyer Inc.-US$ (c)..........     7.450      03/01/08        1,056,318
      250    Luigino's Inc., 144A - Private
             Placement- US$ (a) (c)...........    10.000      02/01/06          250,938
      650    Pantry, Inc.-US$ (c).............    10.250      10/15/07          685,750
    2,500    Pepsi-Gemex SA, Ser B-US$ (c)....     9.750      03/30/04        2,474,750
    2,000    Shoppers Food Warehouse-US$
             (c)..............................     9.750      06/15/04        2,160,000
                                                                           ------------
                                                                              6,906,756
                                                                           ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                     Maturity        U.S.$
  (000)                 Description              Coupon         Date       Market Value
---------------------------------------------------------------------------------------
             BROADCASTING, TELEVISION &
             MUSIC  1.6%
      500    British Sky Broadcasting-US$
             (c)..............................     6.875%     02/23/09     $    493,228
      250    Capstar Broadcasting-US$ (c)
             (d)..............................  0/12.750      02/01/09          212,500
      200    Muzak LLC, 144A - Private
             Placement- US$ (a)...............     9.875      03/15/09          203,500
    1,000    TV Azteca, SA-US$................    10.125      02/15/04          842,500
                                                                           ------------
                                                                              1,751,728
                                                                           ------------
             BUILDINGS AND REAL ESTATE 1.6%
      750    Cemex International Cap LLC-US$
             (c)..............................     9.660      11/29/49          697,500
    1,000    Cemex International Cap LLC,
             144A - Private Placement-US$ (a)
             (c)..............................     9.660      12/29/49          930,000
      125    Del Webb Corp.-US$...............     9.375      05/01/09          121,875
                                                                           ------------
                                                                              1,749,375
                                                                           ------------
             CHEMICALS, PLASTIC & RUBBER  .7%
      500    Coastal Corp.-US$................     6.500      06/01/08          502,922
      325    Pioneer Americas Acquisition, Ser
             B- US$ (c).......................     9.250      06/15/07          274,625
                                                                           ------------
                                                                                777,547
                                                                           ------------
             CONTAINERS, PACKAGING, PAPER &
             GLASS  1.5%
    1,000    Owens Corning-US$ (c)............     7.500      08/01/18          973,168
      200    Pacifica Papers Inc., 144A -
             Private Placement-US$ (a)........    10.000      03/15/09          206,500
      250    Packaging Corp. of America, 144A
             -Private Placement-US$ (a) (b)...     9.625      04/01/09          250,000
      200    Repap New Brunswick-US$ (c)......     9.000      06/01/04          195,000
                                                                           ------------
                                                                              1,624,668
                                                                           ------------
             DIVERSIFIED/CONGLOMERATE
             SERVICE  .2%
      200    Russell-Stanley Holdings Inc.,
             144A - Private Placement-US$ (a)
             (c)..............................    10.875      02/15/09          199,750
                                                                           ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                     Maturity        U.S.$
  (000)                 Description              Coupon         Date       Market Value
---------------------------------------------------------------------------------------
             FINANCE  1.1%
      500    Citigroup Inc.-US$...............     5.800%     03/15/04     $    497,355
    1,000    Dynex Capital Inc.-US$ (c).......     7.875      07/15/02          700,000
                                                                           ------------
                                                                              1,197,355
                                                                           ------------
             HEALTHCARE  .6%
      625    Oxford Health Plans, 144A -
             Private Placement-US$ (a) (c)....    11.000      05/15/05          640,625
                                                                           ------------
             HOTEL & GAMING  1.3%
      575    Booth Creek Ski Holdings, Ser
             B-US$ (c)........................    12.500      03/15/07          549,125
      750    Majestic Star Casino, LLC-US$
             (c)..............................    12.750      05/15/03          832,500
                                                                           ------------
                                                                              1,381,625
                                                                           ------------
             MACHINERY  .2%
      200    Terex Corp., Ser C, 144A -
             Private Placement-US$ (a)........     8.875      04/01/08          197,500
                                                                           ------------
             MANUFACTURING  .1%
      100    Compass Aerospace Corp., 144A -
             Private Placement-US$ (a) (c)....    10.125      04/15/05           96,000
                                                                           ------------
             MINING  .2%
      250    Renco Steel Holdings, 144A -
             Private Placement-US$ (a) (c)....    10.875      02/01/05          221,250
                                                                           ------------
             OIL & GAS  4.3%
      500    Frontier Oil Corp., Ser A-US$
             (c)..............................     9.125      02/15/06          490,000
      500    Giant Industries-US$ (c).........     9.750      11/15/03          495,000
    1,000    Hurricane Hydrocarbons, 144A -
             Private Placement-US$ (a) (c)....    11.750      11/01/04          460,000
    1,000    Lukinter Finance, B, 144A -
             Private Placement-US$ (a) (c)....      *         11/03/03          400,000
    3,000    Petroleos Mexicanos, 144A -
             Private Placement-US$ (a) (c)....     9.857      07/15/05        2,790,000
                                                                           ------------
                                                                              4,635,000
                                                                           ------------
             PRINTING, PUBLISHING &
             BROADCASTING  1.1%
    1,000    CSC Holdings, Inc.-US$ (c).......    10.500      05/15/16        1,190,000
                                                                           ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                     Maturity        U.S.$
  (000)                 Description              Coupon         Date       Market Value
---------------------------------------------------------------------------------------
             RETAIL  1.4%
      250    Big 5 Corp., Ser B-US$...........    10.875%     11/15/07     $    255,000
      400    Community Distributors, Ser
             B-US$............................    10.250      10/15/04          370,000
      400    Duane Reade Inc.-US$ (c).........     9.250      02/15/08          418,000
      500    Saks Inc.-US$....................     7.375      02/15/19          487,659
                                                                           ------------
                                                                              1,530,659
                                                                           ------------
             TELECOMMUNICATIONS  18.3%
      500    AT&T Corp.-US$...................     6.000      03/15/09          497,799
    1,000    CIA International
             Telecommunication-ARP (c)........    10.375      08/01/04          755,533
      200    Centennial Cellular,
             144A - Private Placement-US$
             (a)..............................    10.750      12/15/08          212,500
      500    Century Communications-US$ (c)...     9.500      03/01/05          538,125
      100    Charter Communications Holdings,
             144A - Private Placement-US$
             (a)..............................     8.625      04/01/09          102,500
      200    Charter Communications Holdings,
             144A - Private Placement-US$
             (a)..............................     8.250      04/01/07          205,000
      500    E. Spire Communications Inc.-US$
             (c) (d)..........................  0/10.625      07/01/08          252,500
      200    E. Spire Communications Inc.-US$
             (d)..............................  0/13.000      11/01/05          145,000
      250    E. Spire Communications Inc.-US$
             (c)..............................    13.750      07/15/07          247,500
      200    Fairchild Semiconductor,
             144A - Private Placement-US$ (a)
             (b)..............................    10.375      10/01/07          203,500
      235    Globo Communicacoes
             Participacoes, 144A - Private
             Placement-US$ (a)................    10.625      12/05/08          153,925
      500    Globo Communicacoes
             Participacoes- US$ (c)...........    10.625      12/05/08          327,500
      500    Hermes Europe Railtel BV-US$
             (c)..............................    11.500      08/15/07          550,000
    1,000    Hermes Europe Railtel BV-EUR$....    10.375      01/15/06        1,156,937
      500    Intermedia Communications, Ser B-
             US$ (c) (d)......................  0/11.250      07/15/07          382,500
      500    Intermedia Communications, Ser
             B-US$ (c)........................     8.600      06/01/08          503,750
    1,000    Level 3 Communications, Inc.,
             144A - Private Placement-US$ (a)
             (c) (d)..........................  0/10.500      12/01/08          630,000
    2,500    MCI Worldcom Inc.-US$ (c)........     8.875      01/15/06        2,693,498
    1,000    Metronet Communications Corp.-US$
             (c) (d)..........................   0/9.950      06/15/08          777,500

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                     Maturity        U.S.$
  (000)                 Description              Coupon         Date       Market Value
---------------------------------------------------------------------------------------
             TELECOMMUNICATIONS (CONTINUED)
      250    Millicom International-US$ (c)
             (d)..............................  0/13.500%     06/01/06     $    187,500
      500    Netia Holdings BV, Ser B-US$
             (c)..............................    10.250      11/01/07          477,500
      250    Netia Holdings BV, Ser B-US$ (c)
             (d)..............................  0/11.250      11/01/07          172,500
      750    Nextel Communications, Inc.-US$
             (c)..............................     9.750      08/15/04          780,000
      500    Nextel Communications, Inc.-US$
             (c) (d)..........................  0/10.650      09/15/07          364,830
      250    NTL Inc., Ser A-US$ (c) (d)......  0/12.750      04/15/05          236,563
      500    NTL Inc., 144A - Private
             Placement- US$ (a) (c)...........    11.500      10/01/08          561,250
      500    Orange PLC-EUR$..................     7.625      08/01/08          581,172
      375    Pinnacle Holdings, Inc.-US$ (c)
             (d)..............................  0/10.000      03/15/08          227,813
      500    Price Communication Cellular
             Holdings- US$ (c) (f)............    11.250      08/15/08          485,000
      250    Primus Telecommunications Group,
             144A - Private Placement-US$ (a)
             (c)..............................    11.250      01/15/09          258,125
      500    Satelites Mexicanos SA, Ser
             B-US$............................    10.125      11/01/04          412,500
      750    SBA Communications Corp.-US$ (c)
             (d)..............................  0/12.000      03/01/08          476,250
      250    Splitrock Services, Inc., Ser
             B-US$............................    11.750      07/15/08          238,750
    3,000    Tele-Communications Inc.-US$
             (c)..............................     8.350      02/15/05        3,334,197
      750    Triton PCS Inc.-US$ (d)..........  0/11.000      05/01/08          446,250
      500    Viatel Inc.-US$ (d)..............  0/12.500      04/15/08          315,000
                                                                           ------------
                                                                             19,890,767
                                                                           ------------
             TEXTILES  .3%
      250    Scovill Fasteners Inc., Ser B-US$
             (c)..............................    11.250      11/30/07          192,500
      150    Supreme International Corp.,
             144A - Private Placement-US$ (a)
             (b)..............................    12.250      04/01/06          148,278
                                                                           ------------
                                                                                340,778
                                                                           ------------
             UTILITIES  7.9%
    1,000    Central Termica Guemes, SA,
             144A - Private Placement-US$ (a)
             (c)..............................    12.000      11/26/01          330,000
    1,000    Edelnor, 144A - Private
             Placement- US$ (a) (c)...........    10.500      06/15/05          610,000
    1,750    Edelnor, 144A - Private
             Placement- US$ (a) (c)...........     7.750      03/15/06          910,000

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                     Maturity        U.S.$
  (000)                 Description              Coupon         Date       Market Value
---------------------------------------------------------------------------------------
             UTILITIES (CONTINUED)
    2,000    Korea Electric Power-US$ (c).....     7.000%     02/01/27     $  1,869,400
      375    Midamerican Energy Holdings-US$
             (c)..............................     7.230      09/15/05          387,188
      498    Midland Cogeneration Vent, Ser
             C-91- US$ (c)....................    10.330      07/23/02          530,765
    3,000    Niagara Mohawk Power, Ser B-US$
             (c)..............................     7.000      10/01/00        3,041,250
    1,000    South Carolina Electric & Gas
             Co.-US$..........................     6.125      03/01/09        1,000,790
                                                                           ------------
                                                                              8,679,393
                                                                           ------------
             Total Corporate Bonds 56.5%...............................      61,345,571
                                                                           ------------
             FOREIGN GOVERNMENT AND AGENCY SECURITIES  28.5%
             ARGENTINA  2.3%
      625    Republic of Argentina, Ser XW-US$
             (c)..............................    11.000      12/04/05          593,750
    2,000    Republic of Argentina-US$ (b)....    11.750      04/07/09        1,947,500
                                                                           ------------
                                                                              2,541,250
                                                                           ------------
             AUSTRALIA  1.3%
    2,000    Australian Government-AU$ (c)....     6.750      11/15/06        1,376,321
                                                                           ------------
             BRAZIL  2.1%
    3,533    Federal Republic of Brazil-US$...     8.000      04/15/14        2,253,965
                                                                           ------------
             BULGARIA  .9%
    1,500    Bulgaria Disc, Ser A-US$ (c).....     5.875      07/28/24        1,012,500
                                                                           ------------
             CANADA  .8%
    1,250    Canadian Government, Ser
             VR22-CA$.........................     7.500      03/01/01          866,264
                                                                           ------------
             COLUMBIA  .6%
    1,250    Republic of Columbia-DEM.........     4.479      11/21/01          606,390
                                                                           ------------
             COSTA RICA  .8%
    1,000    Costa Rica - Prin, Ser A-US$
             (e)..............................     6.250      05/21/10          862,500
                                                                           ------------
             GREECE  1.0%
  300,000    Hellenic Republic-GRD (c)........     9.200      03/21/02        1,047,756
                                                                           ------------
             HUNGARY  1.7%
  433,350    Hungary Government-HUF...........    16.000      11/24/00        1,878,469
                                                                           ------------
             ITALY  .9%
      775    Republic of Italy BTPS-EUR$......     9.500      05/01/01          945,680
                                                                           ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                     Maturity        U.S.$
  (000)                 Description              Coupon         Date       Market Value
---------------------------------------------------------------------------------------
             MEXICO  2.8%
    1,000    United Mexican States, Ser
             XW-US$...........................    10.375%     02/17/09     $  1,032,500
    2,500    United Mexican States, Ser
             W-B-US$ (e)......................     6.250      12/31/19        1,959,375
                                                                           ------------
                                                                              2,991,875
                                                                           ------------
             MOROCCO  .7%
      952    Moroccan Loan Agreement-US$......     6.063      01/01/09          775,595
                                                                           ------------
             NEW ZEALAND  1.1%
    2,000    New Zealand Government-NZ$ (c)...     8.000      11/15/06        1,217,319
                                                                           ------------
             PANAMA  3.1%
    1,650    Republic of Panama,
             144A - Private Placement-US$ (a)
             (c)..............................     7.875      02/13/02        1,600,500
    2,000    Republic of Panama-US$...........     8.875      09/30/27        1,830,000
                                                                           ------------
                                                                              3,430,500
                                                                           ------------
             RUSSIA  1.9%
      216    Russia-Ian-US$ (e)...............     5.969      12/15/15           17,243
   17,800    Russia Principal Loan-Vnesh-US$
             (f) (g)..........................     5.969      12/15/20        1,290,500
    2,000    Russian Federation-US$...........     8.750      07/24/05          490,000
    1,000    Russian Federation-US$...........    11.000      07/24/18          260,000
                                                                           ------------
                                                                              2,057,743
                                                                           ------------
             SOUTH KOREA  1.8%
    2,500    Export-Import Bank Korea-DEM
             (c)..............................     3.721      10/06/00        1,337,167
    1,200    Korea Development Bank-DEM.......     5.625      10/25/99          661,742
                                                                           ------------
                                                                              1,998,909
                                                                           ------------
             UNITED KINGDOM  2.1%
    1,000    U.K. Treasury-GBP................     7.000      11/06/01        1,702,490
      350    U.K. Treasury-GBP................     6.750      11/26/04          626,385
                                                                           ------------
                                                                              2,328,875
                                                                           ------------
             URUGUAY  .8%
    1,000    Banco Central Del Uruguay, Ser
             B-US$............................     6.750      02/19/21          880,000
                                                                           ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                     Maturity        U.S.$
  (000)                 Description              Coupon         Date       Market Value
---------------------------------------------------------------------------------------
             VENEZUELA  1.8%
    1,000    Republic of Venezuela, Ser
             W-A-US$ (c)......................     6.750%     03/31/20     $    696,250
    2,000    Republic of Venezuela-US$........     9.250      09/15/27        1,230,000
                                                                           ------------
                                                                              1,926,250
                                                                           ------------
             Total Foreign Government and Agency Securities 28.5%......      30,998,161
                                                                           ------------
             MORTGAGE BACKED SECURITIES (U.S.)  25.0%
    1,548    DLJ Mortgage Acceptance Corp.
             1996-E1 (c)......................     7.410      09/28/25        1,502,154
    2,608    FNMA Benchmark Note..............     5.125      04/01/99        2,560,682
   14,496    FNMA REMIC #97-20 IB (Interest
             Only) (c)........................     1.840      03/25/27          471,106
    5,000    FNMA TBA 15 (b)..................     6.000      12/01/13        4,959,400
   10,531    FNMA.............................     6.000      05/01/28-
                                                              02/01/29       10,234,912
    2,376    FNMA (c).........................     7.000      02/01/27-
                                                              08/01/28        2,408,948
    3,378    GNMA (c).........................     7.000      05/15/26-
                                                              07/15/28        3,430,199
   23,489    SBA Strip (Principal Only) (c)...      *         08/24/19        1,581,709
                                                                           ------------
             Total Mortgage Backed Securities (U.S.)...................      27,149,110
                                                                           ------------
             U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  12.9%
    4,000    U.S. Treasury Bonds (c)..........     5.500      08/15/28        3,830,160
    1,000    U.S. Treasury Notes (c)..........     4.500      01/31/01          991,540
    4,000    U.S. Treasury Notes (c)..........     4.750      11/15/08        3,852,480
    5,500    U.S. Treasury Notes (c)..........     4.250      11/15/03        5,292,980
                                                                           ------------
             Total U.S. Government and Government Agency Obligations...      13,967,160
                                                                           ------------

                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

                                                                              U.S.$
                        Description                            Shares      Market Value
---------------------------------------------------------------------------------------
             COMMON AND PREFERRED STOCKS  3.7%
             Avalon Bay Communities, Ser G-Preferred
             Shares-US$.................................         50,000    $  1,240,625
             Grupo Casa Autrey-ADR (Mexico)-US$.........          8,500          43,563
             MEPC International Capital, LP-Preferred
             Shares- US$ (c)............................        100,000       2,631,250
             Republic of Argentina-Warrants-US$.........            625          24,375
             Splitrock Services Inc.,-Warrants, 144A -
             Private Placement-US$ (a)..................         16,250          16,250
             Thai Military Bank-THB.....................         15,000           7,189
             United Mexican States-Warrants-US$.........          1,000          36,000
                                                                           ------------
             Total Common and Preferred Stocks.........................       3,999,252
                                                                           ------------
             SWAP TRANSACTIONS  0.0%
             Goldman Sachs, 10.0 million US$ notional amount, maturing
             01/19/00, payment based upon the spread between the 6 year
             French Franc swap interest rate versus the 6 year German
             Mark swap interest rate...................................          (1,334)
                                                                           ------------
             TOTAL LONG-TERM INVESTMENTS  131.6%
             (Cost $150,136,280).......................................     142,942,150
                                                                           ------------

Par Amount
 in Local
 Currency                                                     Maturity        U.S.$
  (000)                 Description              Coupon         Date       Market Value
---------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS  8.1%
    4,285    Euro Time Deposit-EUR$...........     2.900%     04/05/99     $  4,633,561
    3,892    Euro Time Deposit-EUR$...........     2.900      04/12/99        4,208,452
                                                                           ------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $8,905,313).........................................       8,842,013
                                                                           ------------
             TOTAL INVESTMENTS  139.7%
             (Cost $159,041,593).......................................     151,784,163
             LIABILITIES IN EXCESS OF OTHER ASSETS  (39.7%)............     (43,162,742)
                                                                           ------------
             NET ASSETS  100.0%........................................    $108,621,421
                                                                           ============

 *Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open options, futures, forwards or swaps transactions or borrowings of the Fund.

(d) Security is a "step-up" bond where the coupon increases, or steps up, at a predetermined date.
                                               See Notes to Financial Statements

                                 March 31, 1999
--------------------------------------------------------------------------------

(e) Item represents a "Brady Bond" which is a product of the "Brady Plan" under which various Latin American, African and southeast Asian nations have converted their outstanding external defaulted commercial bank loans into bonds. Certain Brady Bonds have been collateralized, as to principal due at maturity, by U.S. Treasury zero coupon bonds with a maturity date equal to the final maturity date of such Brady Bonds.

(f) Payment in kind security.

(g) Security is accruing at less than the stated coupon.

                      PORTFOLIO COMPOSITION BY CREDIT QUALITY

    The following table summarizes the portfolio composition at March 31, 1999, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

U.S. Government and U.S. Government Agency Obligations......    27.7%
AAA.........................................................     7.5%
AA..........................................................     1.4%
A...........................................................     4.6%
BBB.........................................................    16.2%
BB..........................................................    19.1%
B...........................................................    16.2%
CCC.........................................................     1.7%
Non-Rated...................................................     5.6%
                                                               ------
                                                               100.0%
                                                               ======

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $159,041,593).......................    $151,784,163
Cash........................................................          81,577
Receivables:
  Interest..................................................       2,372,644
  Investments Sold..........................................       2,121,679
  Variation Margin on Futures...............................           5,313
  Fund Shares Sold..........................................         113,714
                                                                ------------
      Total Assets..........................................     156,479,090
                                                                ------------
LIABILITIES:
Payables:
  Bank Borrowings...........................................      19,525,597
  Reverse Repurchase Agreements.............................      14,198,386
  Investments Purchased.....................................      12,817,783
  Income Distributions......................................         406,856
  Fund Shares Repurchased...................................         254,743
  Distributor and Affiliates................................         122,030
  Investment Advisory Fee...................................          63,240
  Forward Currency Contracts................................          42,572
  Options at Market Value (net of premium received of
    $44,331)................................................          23,828
Accrued Expenses............................................         274,494
Trustees' Deferred Compensation and Retirement Plans........         128,140
                                                                ------------
      Total Liabilities.....................................      47,857,669
                                                                ------------
NET ASSETS..................................................    $108,621,421
                                                                ============
NET ASSETS CONSIST OF:
Capital.....................................................    $129,092,655
Accumulated Distribution in Excess of Net Investment
  Income....................................................      (2,156,891)
Net Unrealized Depreciation.................................      (7,276,985)
Accumulated Net Realized Loss...............................     (11,037,358)
                                                                ------------
NET ASSETS..................................................    $108,621,421
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $41,769,149 and 3,791,107 shares of
    beneficial interest issued and outstanding).............    $      11.02
    Maximum sales charge (4.75%* of offering price).........             .55
                                                                ------------
    Maximum offering price to public........................    $      11.57
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $62,812,837 and 5,696,756 shares of
    beneficial interest issued and outstanding).............    $      11.03
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,039,435 and 366,787 shares of
    beneficial interest issued and outstanding).............    $      11.01
                                                                ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                    For the Nine Months Ended March 31, 1999
                        and the Year Ended June 30, 1998
--------------------------------------------------------------------------------

                                                          Nine Months Ended      Year Ended
                                                             March 31, 1999   June 30, 1998
-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $6,272 and
  $9,201, respectively).................................  $       9,534,743   $  13,354,450
Dividends (Net of foreign withholding taxes of $53 for
  the year ended June 30, 1998).........................            317,905         786,323
                                                          -----------------   -------------
      Total Income......................................          9,852,648      14,140,773
                                                          -----------------   -------------
EXPENSES:
Investment Advisory Fee.................................            893,505       1,262,844
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $79,675, $516,080 and $30,378,
  respectively, for the nine months ended March 31, 1999
  and $113,849, $781,645 and $37,816, respectively, for
  the year ended June 30, 1998).........................            626,133         933,310
Shareholder Services....................................            136,421         185,508
Custody.................................................             72,673          86,456
Trustees' Fees and Expenses.............................             23,540          29,318
Amortization of Organizational Costs....................             17,037          33,982
Legal...................................................             12,330          16,532
Other...................................................            205,468         343,480
                                                          -----------------   -------------
      Total Operating Expenses..........................          1,987,107       2,891,430
      Less Fees Waived and Reimbursed...................            247,950         118,837
                                                          -----------------   -------------
      Net Operating Expenses............................          1,739,157       2,772,593
      Interest Expense..................................          1,555,993       2,151,078
                                                          -----------------   -------------
NET INVESTMENT INCOME...................................  $       6,557,498   $   9,217,102
                                                          =================   =============
NET REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...........................................  $      (2,874,213)  $   3,963,593
  Options...............................................             72,983        (467,470)
  Futures...............................................         (3,419,038)     (3,234,026)
  Forwards..............................................            (94,457)     (1,497,004)
  Foreign Currency Transactions.........................           (440,510)        (19,018)
                                                          -----------------   -------------
Net Realized Loss.......................................         (6,755,235)     (1,253,925)
                                                          -----------------   -------------
Net Unrealized Appreciation/Depreciation:
Beginning of the Period.................................         (1,176,688)      2,587,120
                                                          -----------------   -------------
End of the Period:
  Investments...........................................         (7,257,430)       (431,623)
  Options...............................................             20,503         311,905
  Futures...............................................            (74,688)       (727,773)
  Forwards..............................................             44,812        (329,325)
  Foreign Currency Translation..........................            (10,182)            128
                                                          -----------------   -------------
                                                                 (7,276,985)     (1,176,688)
                                                          -----------------   -------------
Net Unrealized Depreciation During the Period...........         (6,100,297)     (3,763,808)
                                                          -----------------   -------------
NET REALIZED AND UNREALIZED LOSS........................  $     (12,855,532)  $  (5,017,733)
                                                          =================   =============
NET INCREASE/DECREASE IN NET ASSETS FROM OPERATIONS.....  $      (6,298,034)  $   4,199,369
                                                          =================   =============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Nine Months Ended March 31, 1999,
                the Years Ended June 30, 1998 and June 30, 1997
--------------------------------------------------------------------------------

                                                         Nine Months Ended    Year Ended      Year Ended
                                                          March 31, 1999     June 30, 1998   June 30, 1997
----------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $       6,557,498   $   9,217,102   $   8,581,357
Net Realized Gain/Loss...............................           (6,755,235)     (1,253,925)      2,999,390
Net Unrealized Appreciation/Depreciation During the
 Period..............................................           (6,100,297)     (3,763,808)      3,381,566
                                                         -----------------   -------------   -------------
Change in Net Assets from Operations.................           (6,298,034)      4,199,369      14,962,313
                                                         -----------------   -------------   -------------
Distributions from Net Investment Income.............           (6,557,498)     (9,238,901)     (8,604,269)
Distributions in Excess of Net Investment Income.....             (247,334)            -0-         (27,347)
                                                         -----------------   -------------   -------------
Distributions from and in Excess of Net Investment
 Income*.............................................           (6,804,832)     (9,238,901)     (8,631,616)
                                                         -----------------   -------------   -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
 ACTIVITIES..........................................          (13,102,866)     (5,039,532)      6,330,697
                                                         -----------------   -------------   -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................           20,972,354      37,212,204      40,557,345
Net Asset Value of Shares Issued Through Dividend
 Reinvestment........................................            3,077,004       4,088,237       3,498,095
Cost of Shares Repurchased...........................          (27,689,372)    (34,763,480)    (25,388,033)
                                                         -----------------   -------------   -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...           (3,640,014)      6,536,961      18,667,407
                                                         -----------------   -------------   -------------
TOTAL INCREASE/DECREASE IN NET ASSETS................          (16,742,880)      1,497,429      24,998,104
NET ASSETS:
Beginning of the Period..............................          125,364,301     123,866,872      98,868,768
                                                         -----------------   -------------   -------------
End of the Period (Including accumulated
 undistributed net investment income of ($2,156,891),
 ($1,909,557), and $150,395, respectively)...........    $     108,621,421   $ 125,364,301   $ 123,866,872
                                                         =================   =============   =============
*Distributions by Class
Distributions from and in Excess of
Net Investment Income:
 Class A Shares......................................    $      (2,678,679)  $  (3,523,499)  $  (3,189,748)
 Class B Shares......................................           (3,896,704)     (5,451,394)     (5,177,891)
 Class C Shares......................................             (229,449)       (264,008)       (263,977)
                                                         -----------------   -------------   -------------
                                                         $      (6,804,832)  $  (9,238,901)  $  (8,631,616)
                                                         =================   =============   =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                       December 31, 1993
                                                                                         (Commencement
                                 Nine Months              Year Ended June 30,            of Investment
                                    Ended        -------------------------------------  Operations) to
Class A Shares                  March 31, 1999    1998      1997      1996      1995     June 30, 1994
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............       $12.286       $12.778   $12.065   $11.704   $11.975      $14.300
                                   -------       -------   -------   -------   -------      -------
Net Investment Income.......          .679          .973     1.019     1.013      .657         .566
Net Realized and Unrealized
  Gain/Loss.................        (1.236)        (.489)     .714      .446      .272       (2.391)
                                   -------       -------   -------   -------   -------      -------
Total from Investment
  Operations................         (.557)         .484     1.733     1.459      .929       (1.825)
                                   -------       -------   -------   -------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................          .711          .976     1.020     1.098      .793         .500
  Return of Capital
    Distribution............           -0-           -0-       -0-       -0-      .407          -0-
                                   -------       -------   -------   -------   -------      -------
Total Distributions.........          .711          .976     1.020     1.098     1.200         .500
                                   -------       -------   -------   -------   -------      -------
Net Asset Value, End of the
  Period....................       $11.018       $12.286   $12.778   $12.065   $11.704      $11.975
                                   =======       =======   =======   =======   =======      =======
Total Return* (a)...........        (4.47%)**      3.89%    14.92%    12.92%     8.46%      (12.83%)**
Net Assets at End of the
  Period (In millions)......       $  41.8       $  45.3   $  43.8   $  33.8   $  29.6      $  24.5
Ratio of Operating Expenses
  to Average Net Assets*....         1.53%         1.68%     1.81%     1.84%     1.98%        1.88%
Ratio of Interest Expense to
  Average Net Assets........         1.79%         1.69%     1.99%     2.27%     2.38%         .96%
Ratio of Net Investment
  Income to Average Net
  Assets*...................         8.06%         7.72%     8.12%     8.34%     5.88%        9.27%
Portfolio Turnover..........          282%**        523%      474%      343%      253%         114%**
* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses
  to Average Net Assets.....         1.82%         1.78%     1.86%     1.92%       N/A          N/A
Ratio of Net Investment
  Income to Average Net
  Assets....................         7.78%         7.63%     8.07%     8.26%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                 December 31, 1993
                                                                                   (Commencement
                           Nine Months              Year Ended June 30,            of Investment
                              Ended        -------------------------------------  Operations) to
Class B Shares            March 31, 1999    1998      1997      1996      1995     June 30, 1994
--------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period.................    $12.286       $12.779   $12.069   $11.706   $11.968      $14.300
                             -------       -------   -------   -------   -------      -------
Net Investment Income....       .622          .878      .920      .926      .585         .515
Net Realized and
  Unrealized Gain/Loss...     (1.243)        (.491)     .717      .443      .245       (2.392)
                             -------       -------   -------   -------   -------      -------
Total from Investment
  Operations.............      (.621)         .387     1.637     1.369      .830       (1.877)
                             -------       -------   -------   -------   -------      -------
Less:
  Distributions from and
    in Excess of Net
    Investment Income....       .639          .880      .927     1.006      .722         .455
  Return of Capital
    Distribution.........        -0-           -0-       -0-       -0-      .370          -0-
                             -------       -------   -------   -------   -------      -------
Total Distributions......       .639          .880      .927     1.006     1.092         .455
                             -------       -------   -------   -------   -------      -------
Net Asset Value, End of
  the Period.............    $11.026       $12.286   $12.779   $12.069   $11.706      $11.968
                             =======       =======   =======   =======   =======      =======
Total Return* (a)........     (4.99%)**      3.11%    13.98%    12.06%     7.62%      (13.21%)**
Net Assets at End of the
  Period (In millions)...    $  62.8       $  76.2   $  76.2   $  61.9   $  52.6      $  46.4
Ratio of Operating
  Expenses to Average Net
  Assets*................      2.29%         2.44%     2.57%     2.59%     2.68%        2.63%
Ratio of Interest Expense
  to Average Net
  Assets.................      1.80%         1.69%     1.98%     2.26%     2.38%         .96%
Ratio of Net Investment
  Income to Average Net
  Assets*................      7.30%         6.96%     7.33%     7.58%     5.30%        8.48%
Portfolio Turnover.......       282%**        523%      474%      343%      253%         114%**
* If certain expenses had not been reimbursed by Van Kampen, Total
  Return would have been lower and the ratios would have been as follows:
Ratio of Operating
  Expenses to Average Net
  Assets.................      2.58%         2.54%     2.61%     2.67%       N/A          N/A
Ratio of Net Investment
  Income to Average Net
  Assets.................      7.02%         6.86%     7.28%     7.50%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                   December 31, 1993
                                                                                     (Commencement
                             Nine Months              Year Ended June 30,            of Investment
                                Ended        -------------------------------------  Operations) to
Class C Shares              March 31, 1999    1998      1997      1996      1995     June 30, 1994
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period............    $12.274       $12.768   $12.059   $11.699   $11.966      $14.300
                               -------       -------   -------   -------   -------      -------
Net Investment Income......       .607          .876      .913      .944      .598         .509
Net Realized and Unrealized
  Gain/Loss................     (1.229)        (.490)     .723      .422      .227       (2.388)
                               -------       -------   -------   -------   -------      -------
Total from Investment
  Operations...............      (.622)         .386     1.636     1.366      .825       (1.879)
                               -------       -------   -------   -------   -------      -------
Less:
  Distributions from and in
    Excess of Net
    Investment Income......       .639          .880      .927     1.006      .722         .455
  Return of Capital
    Distribution...........        -0-           -0-       -0-       -0-      .370          -0-
                               -------       -------   -------   -------   -------      -------
Total Distributions........       .639          .880      .927     1.006     1.092         .455
                               -------       -------   -------   -------   -------      -------
Net Asset Value, End of the
  Period...................    $11.013       $12.274   $12.768   $12.059   $11.699      $11.966
                               =======       =======   =======   =======   =======      =======
Total Return* (a)..........     (5.01%)**      3.03%    13.99%    12.07%     7.53%      (13.21%)**
Net Assets at End of the
  Period (In millions).....    $   4.0       $   3.9   $   3.8   $   3.1   $   1.7      $   2.1
Ratio of Operating Expenses
  to Average Net Assets*...      2.28%         2.44%     2.56%     2.58%     2.69%        2.65%
Ratio of Interest Expense
  to Average Net Assets....      1.77%         1.69%     1.98%     2.22%     2.38%         .95%
Ratio of Net Investment
  Income to Average Net
  Assets*..................      7.29%         6.96%     7.31%     7.49%     5.92%        8.36%
Portfolio Turnover.........       282%**        523%      474%      343%      253%         114%**
* If certain expenses had not been reimbursed by Van Kampen, Total
  Return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses
  to Average Net Assets....      2.57%         2.54%     2.61%     2.66%       N/A          N/A
Ratio of Net Investment
  Income to Average Net
  Assets...................      7.01%         6.87%     7.27%     7.41%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Strategic Income Fund (the "Fund") is organized as a series of Van Kampen Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek to provide shareholders with high current income, while its secondary investment objective is to seek capital appreciation. The Fund will allocate its investments among the following market sectors: U.S. government securities, domestic investment grade income securities, domestic lower grade income securities, foreign investment grade income securities and foreign lower grade income securities. The Fund borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's volatility. The Fund commenced investment operations on December 31, 1993, with three classes of common shares, Class A, Class B and Class C shares. In July 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from June 30 to March 31. As a result, this financial report reflects the nine-month period commencing on July 1, 1998, and ending on March 31, 1999.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Foreign investments are stated at value using the last available bid price or yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may

                                 March 31, 1999
--------------------------------------------------------------------------------

purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $170,000. These costs were amortized on a straight line basis over the 60 month period ended December 31, 1998.

F. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's fiscal year end was recently changed from June 30 to March 31, the Fund's tax year end remains June 30.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $4,278,802 which will expire between June 30, 2003 and June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31

                                 March 31, 1999
--------------------------------------------------------------------------------

losses which are not recognized for tax purposes until the first day of the following tax year, wash sales, the difference in the Fund's tax year end, and gains or losses recognized for tax purposes on open options, futures and forward transactions.
    At March 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $159,237,593; the aggregate gross unrealized appreciation is $1,998,380 and the aggregate gross unrealized depreciation is $9,450,476, resulting in net unrealized depreciation on long- and short-term investments and swaps of $7,452,096.

G. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays dividends monthly from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options and futures on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Net realized gains, if any, are distributed annually.
    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's taxable year (June 30). Therefore, while it is likely that a portion of the Fund's distribution will ultimately be characterized as a return of capital for tax purposes, no such designation has been made for the nine months ended March 31, 1999. At June 30, 1998, permanent book and tax basis differences relating to the recognition of net realized losses on foreign currency transactions totaling $2,038,153 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. ("the Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE MANAGED ASSETS                                   % PER ANNUM
--------------------------------------------------------------------
First $500 million.....................................   .75 of 1%
Next $500 million......................................   .70 of 1%
Over $1 billion........................................   .65 of 1%

    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Adviser voluntarily waived approximately $248,000 and $86,000, respectively, of its investment advisory fees. This waiver is voluntary and can be discontinued at any time.

                                 March 31, 1999
--------------------------------------------------------------------------------

Additionally, for the year ended June 30, 1998, the Adviser voluntarily assumed approximately $33,000 of the Fund's registration and filing fees.
    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $2,900 and $4,600, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $21,200 and $29,600, respectively, representing Van Kampen's cost of providing accounting, cash management and legal services to the Fund.
    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the nine months ended March 31, 1999 and the year ended June 30, 1998, the Fund recognized expenses of approximately $98,400 and $129,400, respectively. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                                 March 31, 1999
--------------------------------------------------------------------------------

    At March 31, 1999, capital aggregated $49,062,509, $75,267,108 and
$4,763,038 for Classes A, B and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................       797,826    $  9,027,495
  Class B....................................       895,851      10,155,513
  Class C....................................       156,680       1,789,346
                                                 ----------    ------------
Total Sales..................................     1,850,357    $ 20,972,354
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................       112,529    $  1,258,452
  Class B....................................       148,695       1,664,203
  Class C....................................        13,820         154,349
                                                 ----------    ------------
Total Dividend Reinvestment..................       275,044    $  3,077,004
                                                 ==========    ============
Repurchases:
  Class A....................................      (807,350)   $ (9,050,583)
  Class B....................................    (1,549,706)    (17,323,867)
  Class C....................................      (117,752)     (1,314,922)
                                                 ----------    ------------
Total Repurchases............................    (2,474,808)   $(27,689,372)
                                                 ==========    ============

                                 March 31, 1999
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $47,827,145, $80,771,259 and $4,134,265 for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     1,118,648    $ 14,164,929
  Class B....................................     1,677,599      21,153,724
  Class C....................................       150,464       1,893,551
                                                 ----------    ------------
Total Sales..................................     2,946,711    $ 37,212,204
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................       131,101    $  1,649,403
  Class B....................................       180,125       2,266,285
  Class C....................................        13,723         172,549
                                                 ----------    ------------
Total Dividend Reinvestment..................       324,949    $  4,088,237
                                                 ==========    ============
Repurchases:
  Class A....................................      (990,262)   $(12,470,355)
  Class B....................................    (1,620,464)    (20,396,054)
  Class C....................................      (150,449)     (1,897,071)
                                                 ----------    ------------
Total Repurchases............................    (2,761,175)   $(34,763,480)
                                                 ==========    ============

                                 March 31, 1999
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $44,483,168, $77,747,304 and $3,965,236 for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     1,136,784    $ 14,246,123
  Class B....................................     1,951,416      24,358,899
  Class C....................................       156,283       1,952,323
                                                 ----------    ------------
Total Sales..................................     3,244,483    $ 40,557,345
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................       102,757    $  1,289,971
  Class B....................................       163,577       2,052,790
  Class C....................................        12,383         155,334
                                                 ----------    ------------
Total Dividend Reinvestment..................       278,717    $  3,498,095
                                                 ==========    ============
Repurchases:
  Class A....................................      (614,505)   $ (7,723,135)
  Class B....................................    (1,282,624)    (16,096,646)
  Class C....................................      (125,528)     (1,568,252)
                                                 ----------    ------------
Total Repurchases............................    (2,022,657)   $(25,388,033)
                                                 ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

                                 March 31, 1999
--------------------------------------------------------------------------------

    For the nine months ended March 31, 1999 and the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $15,100 and $27,600, respectively, and CDSC on redeemed shares of approximately $169,500 and $236,400, respectively. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the nine months ended March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $447,277,701 and $469,694,392, respectively. For the year ended June 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $858,569,959 and $859,486,340, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                                 March 31, 1999
--------------------------------------------------------------------------------

    Transactions in options for the nine months ended March 31, 1999 and the year ended June 30, 1998, were as follows:

                                                  CONTRACTS     PREMIUM
-------------------------------------------------------------------------
Outstanding at June 30, 1997..................      1,627     $  (246,766)
Options Written and Purchased (Net)...........      3,233      (1,540,015)
Options Terminated in Closing
  Transactions (Net)..........................     (3,781)      1,130,290
Options Expired (Net).........................       (778)        384,716
                                                   ------     -----------
Outstanding at June 30, 1998..................        301        (271,775)
Options Written and Purchased (Net)...........        650          72,144
Options Terminated in Closing
  Transactions (Net)..........................       (626)        218,593
Options Expired (Net).........................       (300)         25,369
                                                   ------     -----------
Outstanding at March 31, 1999.................         25     $    44,331
                                                   ======     ===========

    The related futures contracts of the outstanding option transactions as of March 31, 1999, and the description and market value are as follows:

                                                                      MARKET
                                                 EXPIRATION MONTH/   VALUE OF
          DESCRIPTION               CONTRACTS     EXERCISE PRICE     OPTIONS
-----------------------------------------------------------------------------
U.S. Treasury Bond Future
  Jun 1999--Purchased Put.......       25             Jun/122        $23,828
                                       ==                            =======

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

                                 March 31, 1999
--------------------------------------------------------------------------------

    Transactions in futures contracts for the nine months ended March 31, 1999 and the year ended June 30, 1998, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at June 30, 1997..............................        689
Futures Opened............................................      7,096
Futures Closed............................................     (7,156)
                                                               ------
Outstanding at June 30, 1998..............................        629
Futures Opened............................................      3,229
Futures Closed............................................     (3,708)
                                                               ------
Outstanding at March 31, 1999.............................        150
                                                               ======

    The futures contracts outstanding as of March 31, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                              UNREALIZED
                                                             APPRECIATION/
                                                CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
LONG CONTRACTS
  90 Day Eurodollar Future Sept 1999
     (Current notional value $237,238 per
     contract)..............................       100          (86,250)
SHORT CONTRACTS:
  10-Year U.S. Treasury Note Future June
     1999
     (Current notional value $114,688 per
     contract)..............................        50           11,562
                                                   ---         --------
                                                   150         $(74,688)
                                                   ===         ========

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

                                 March 31, 1999
--------------------------------------------------------------------------------

    At March 31, 1999, the Fund has outstanding forward currency contracts as follows:

                                                            UNREALIZED
                  FORWARD                     CURRENT      APPRECIATION/
                 CURRENCY                      VALUE       DEPRECIATION
------------------------------------------------------------------------
SHORT CONTRACTS:
Eurodollar,
  2,331,496 expiring 4/15/99...............  $2,523,090       $14,511
Eurodollar,
  4,582,321 expiring 4/29/99...............   4,962,853        37,147
Eurodollar,
  929,593 expiring 4/30/99.................   1,006,846        (6,846)
                                             ----------       -------
                                             $8,492,789       $44,812
                                             ==========       =======

D. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risk may result due to the potential inability of counterparties to meet the terms of their contracts. At March 31, 1999, the Fund has a net realized loss on closed but unsettled forward currency contracts of $87,384 scheduled to settle between April 15, 1999 and June 30, 1999. This amount is due from two counterparties, the largest portion due from one counterparty represents 57% of this receivable.

E. SWAP TRANSACTIONS--These securities, which are identified in the portfolio of investments, represent an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals.

F. INVERSE FLOATING SECURITY--These instruments have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

G. INTEREST ONLY/PRINCIPAL ONLY SECURITIES--A Mortgage-Backed Security or U.S. Treasury Obligation may be stripped to create an Interest Only (IO) security and a Principal

                                 March 31, 1999
--------------------------------------------------------------------------------

Only (PO) security. An IO represents ownership in the cash flows of the interest payments or coupon payments made. The cash flow from an IO instrument decreases as the borrower repays the principal balance. Conversely, a PO represents ownership in the cash flows of the principal payments made. A PO created from a U.S. Treasury Obligation becomes a zero coupon bond. The cash flow on a PO instrument increases as the borrowers repay the principal balance. These instruments are typically used to manage interest rate exposure in the fund's portfolio.

6. MORTGAGE-BACKED SECURITIES
A Mortgage-Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies such as Federal National Mortgage Association (FNMA).
    A REMIC (Real Estate Mortgage Investment Conduit) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics.

7. ASSET-BACKED SECURITIES
An Asset-Backed Security (ABS) is a security collateralized by assets such as installment loans, leases, mortgage loans, receivables or other kinds of assets that are issued independently of the originator.

8. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the nine months ended March 31, 1999 and the year ended June 30, 1998, are payments retained by Van Kampen of approximately $409,600 and $604,600, respectively.

9. BORROWINGS
In accordance with its investment policies, the Fund may borrow money from banks or enter into reverse repurchase agreements or dollar rolls for investment purposes in an amount up to 33.3% of its total assets.

                                 March 31, 1999
--------------------------------------------------------------------------------

    The Fund has entered into a $60,000,000 revolving credit agreement which expires on May 31, 1999. Interest is charged under the agreement at a rate of
 .425% above the federal funds rate. The interest rate in effect at March 31, 1999, was 5.550%. An annual facility fee of .075% is charged on the unused portion of the credit line.
    The Fund has entered into reverse repurchase agreements with Warburg Dillon Read LLC, under which the Fund sells securities and agrees to repurchase them on April 1, 1999 at a mutually agreed upon price. For the nine months ended March 31, 1999, the average interest rate in effect for reverse repurchase agreements was 3.950%.
    The average daily balance of bank borrowings and reverse repurchase agreements for the nine months ended March 31, 1999, was approximately $42,929,000 with an average interest rate of 4.67%.
    At March 31, 1999, these agreements represented 21.6% of the Fund's total assets.

                           PART C: OTHER INFORMATION

ITEM 23. EXHIBITS:
           (a)(1) Agreement and Declaration of Trust(4)

          (2) Second Certificate of Amendment(7)


              (3) Certificate of Designation for:

                    (i) Van Kampen High Yield Fund(7)
                    (ii) Van Kampen Short-Term Global Income Fund(7)
                   (iii) Van Kampen Strategic Income Fund(7)

                   (iv) Van Kampen Managed Short-Term Income Fund(9)

           (b) By-Laws(4)
           (c) Specimen Share Certificates for:
               (i) Van Kampen High Yield Fund
                   (1) Class A Shares(5)
                   (2) Class B Shares(5)
                   (3) Class C Shares(5)
               (ii) Van Kampen Short-Term Global Income Fund
                   (1) Class A Shares(4)
                   (2) Class B Shares(4)
                   (3) Class C Shares(4)
               (iii) Van Kampen Strategic Income Fund
                   (1) Class A Shares(5)
                   (2) Class B Shares(5)
                   (3) Class C Shares(5)

               (iv) Van Kampen Managed Short-Term Income Fund


                   (1) Class A Shares(9)


                   (2) Class B Shares(9)


                   (3) Class C Shares(9)

           (d) Investment Advisory Agreement for:
                    (i) Van Kampen High Yield Fund(6)
                    (ii) Van Kampen Short-Term Global Income Fund(6)
                   (iii) Van Kampen Strategic Income Fund(6)

                   (iv) Van Kampen Managed Short-Term Income Fund(9)

           (e)(1) Distribution and Service Agreement for:
                    (i) Van Kampen High Yield Fund(6)
                    (ii) Van Kampen Short-Term Global Income Fund(6)
                   (iii) Van Kampen Strategic Income Fund(6)

                   (iv) Van Kampen Managed Short-Term Income Fund(9)


              (2) Form of Dealer Agreement(9)


              (3) Form of Broker Fully Disclosed Clearing Agreement(9)


              (4) Form of Bank Fully Disclosed Clearing Agreement(9)

           (f)(1) Form of Trustee Deferred Compensation Plan(8)
              (2) Form of Trustee Retirement Plan(8)

           (g)(1) Custodian Contract(9)

              (2) Transfer Agency and Service Agreement(6)

           (h)(1) Fund Accounting Agreement(9)


              (2) Amended and Restated Legal Services Agreement(9)

           (i) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois):
                    (i) Van Kampen High Yield Fund(3)
                    (ii) Van Kampen Short-Term Global Income Fund(2)
                   (iii) Van Kampen Strategic Income Fund(3)

                   (iv) Van Kampen Managed Short-Term Income Fund++

           (j) Consent of KPMG LLP:

                    (i) Van Kampen High Yield Fund+


                    (ii) Van Kampen Short-Term Global Income Fund+


                   (iii) Van Kampen Strategic Income Fund+


                   (iv) Van Kampen Managed Short-Term Income Fund++

           (k) Not Applicable
           (l) Letter of Understanding relating to initial capital(5)
           (m)(1) Distribution Plan Pursuant to Rule 12b-1 for:
                    (i) Van Kampen High Yield Fund(5)
                    (ii) Van Kampen Short-Term Global Income Fund(4)
                   (iii) Van Kampen Strategic Income Fund(5)

                   (iv) Van Kampen Managed Short-Term Income Fund(9)


               (2) Form of Shareholder Assistance Agreement(9)


           (3) Form of Administrative Services Agreement(9)

           (4) Service Plan for:
                    (i) Van Kampen High Yield Fund(5)
                    (ii) Van Kampen Short-Term Global Income Fund(4)
                   (iii) Van Kampen Strategic Income Fund(5)

                   (iv) Van Kampen Managed Short-Term Income Fund(9)


           (o)(1) Amended Multi-Class Plan(6)


              (2) Van Kampen Short-Term Income Fund Multi-Class Plan(9)

           (p) Power of Attorney+

           (z)(1) List of certain investment companies in response to Item
27(a)+


               (2) List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+

---------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A, File Number 33-4410 as filed on August 1, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A, File Number 33-4410 as filed on August 22, 1995.

(3) Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, File Number 33-4410 as filed on August 30, 1995.

(4) Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A, File Number 33-4410 as filed on April 26, 1995.

(5) Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, File Number 33-4410 as filed on October 28, 1996.

(6) Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A, File Number 33-4410 as filed on October 28, 1997.

(7) Incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A, File Number 33-4410 as filed on October 28, 1998.


(8) Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, File Number 33-4410 as filed on May 28, 1999.



(9) Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A, File Number 33-4410 as filed on July 21, 1999.


 + Filed herewith.


 ++ To be filed by further amendment.



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     See the Statement of Additional Information.

ITEM 25. INDEMNIFICATION.


     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.



     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust. Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust,
(ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.


     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefor unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.



     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds, Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statue or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case in the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.



     See also "Investment Advisory Agreement" in the Statement of Additional Information.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Investment Advisory Corp. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-18161) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITERS.


     (a) The sole principal underwriter is Van Kampen Funds Inc., which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit(z)(1) incorporated by reference herein.



     (b) Van Kampen Funds Inc., is an affiliated person of the Registrant and is the only principal underwriter for the Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of the trustees and officers thereof are set forth in Exhibit (z)(2). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with the Registrant.


     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required by the Registrant by
Section 31 (a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, Van Kampen Investors Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri, 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555; and (iii) by Van Kampen Funds Inc., the principal underwriter, will be maintained at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.

ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not Applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oakbrook Terrace and the State of Illinois, on the 29th day of July, 1999.


                                      VAN KAMPEN TRUST


                                      By:      /s/ A. THOMAS SMITH III

                                         ---------------------------------------

                                             A. Thomas Smith III, Secretary



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on July 29, 1999 by the following persons in the capacities indicated:



                     SIGNATURES                                            TITLE
                     ----------                                            -----
Principal Executive Officer:

             /s/ RICHARD F. POWERS III*                President
-----------------------------------------------------
                Richard F. Powers III

Principal Financial Officer:

                /s/ JOHN L. SULLIVAN*                  Vice President, Chief Financial Officer and
-----------------------------------------------------    Treasurer
                  John L. Sullivan

Trustees:

               /s/ J. MILES BRANAGAN*                  Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/ JERRY D. CHOATE*                   Trustee
-----------------------------------------------------
                   Jerry D. Choate

              /s/ RICHARD M. DEMARTINI*                Trustee
-----------------------------------------------------
                Richard M. DeMartini

               /s/ LINDA HUTTON HEAGY*                 Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                  Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ JACK E. NELSON*                   Trustee
-----------------------------------------------------
                   Jack E. Nelson

                 /s/ DON G. POWELL*                    Trustee
-----------------------------------------------------
                    Don G. Powell

               /s/ PHILLIP B. ROONEY*                  Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                     SIGNATURES                                            TITLE
                     ----------                                            -----

                 /s/ FERNANDO SISTO*                   Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/ WAYNE W. WHALEN*                   Trustee
-----------------------------------------------------
                   Wayne W. Whalen

               /s/ SUZANNE H. WOOLSEY*                 Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey

                /s/ PAUL G. YOVOVICH*                  Trustee
-----------------------------------------------------
                  Paul G. Yovovich
------------
* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.

               /s/ A. THOMAS SMITH III                                                  July 29, 1999
-----------------------------------------------------
                 A. Thomas Smith III
                  Attorney-in-Fact

                            SCHEDULE OF EXHIBITS TO

                    POST-EFFECTIVE AMENDMENT 46 TO FORM N-1A

                  AS SUBMITTED TO THE SECURITIES AND EXCHANGE

                          COMMISSION ON JULY 29, 1999



EXHIBIT
NUMBER                              EXHIBIT
-------                             -------

  (j)     Consent of KPMG LLP
          (i)  Van Kampen High Yield Fund
          (ii)  Van Kampen Short-Term Global Income Fund
          (iii) Van Kampen Strategic Income Fund
  (p)     Power of Attorney
  (z)     (1) List of certain investment companies in response to Item
          27(a).
          (2) List of officers and directors of Van Kampen Funds Inc.
          in response to Item 27(b).